As filed with the Securities and Exchange Commission on April 29, 2016

Registration No. 333-61283

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 35

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 274

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

100 Summit Lake Drive, Second Floor Valhalla, New York 10595	Thomas J. Loftus, Esquire John Hancock Life Insurance Company of New York 601 Congress Street Boston MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 2, 2016 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture Vision® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

May 2, 2016

This Prospectus describes interests in VENTURE VISION® deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vision® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1	High Yield Trust
Active Bond Trust[1]	International Core Trust	Science & Technology Trust
All Cap Core Trust[1]	International Equity Index Trust B1	Short Term Government Income Trust
American Asset Allocation Trust	International Growth Stock Trust	Small Cap Growth Trust
American Global Growth Trust	International Small Company Trust	Small Cap Index Trust[1]
American Growth Trust	International Value Trust	Small Cap Opportunities Trust
American Growth-Income Trust	Investment Quality Bond Trust	Small Cap Value Trust
American International Trust	Lifestyle Aggressive MVP	Small Company Value Trust
American New World Trust	Lifestyle Aggressive PS Series
Blue Chip Growth Trust	Lifestyle Balanced MVP	Strategic Income Opportunities Trust[1]
Bond Trust[2,3]	Lifestyle Balanced PS Series	Total Bond Market Trust B
Capital Appreciation Trust	Lifestyle Conservative MVP	Total Return Trust
Capital Appreciation Value Trust	Lifestyle Conservative PS Series	Total Stock Market Index Trust[1]
Core Bond Trust[1,2]	Lifestyle Growth MVP	Ultra Short Term Bond Trust[1]
Core Strategy Trust	Lifestyle Growth PS Series	U.S. Equity Trust[1]
Equity Income Trust[3]	Lifestyle Moderate MVP	Utilities Trust[1]
Financial Industries Trust	Lifestyle Moderate PS Series	Value Trust
Franklin Templeton Founding Allocation Trust	Mid Cap Index Trust[1]
Fundamental All Cap Core Trust[1]	Mid Cap Stock Trust	BLACKROCK VARIABLE
Fundamental Large Cap Value Trust[1]	Mid Value Trust[1]	SERIES FUNDS, INC.
Global Bond Trust	Money Market Trust[4]	BlackRock Basic Value V. I. Fund[4,5]
Global Trust[1]	Real Estate Securities Trust	BlackRock Global Allocation V. I. Fund[4,5]
Health Sciences Trust		BlackRock Value Opportunities V. I. Fund[4,5]
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio[1],4

[1]	Not available with Venture Vision® Contracts issued on or after February 12, 2007 and later.
[2]	Successor to Real Return Bond Trust.
[3]	Formerly Equity-Income Trust.
[4]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
[5]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

0415:60342	Venture Vision® Variable Annuity

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to

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Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

This Prospectus describes features of:

•	Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
•	Contracts that were purchased before August, 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.
•	Contracts that were purchased before March, 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.
•	Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as “VV Contracts,” relates to the death benefit provisions.

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Effective April 4, 2009, Venture Vision® Contracts are no longer available for sale.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

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How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

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In selecting Variable Investment Options under a Contract, you should consider:

•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to

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withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

•	Annual Step-Up Death Benefit.
•	Triple Protection Death Benefit; and

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus;
•	Principal Plus for Life;
•	Principal Plus for Life Plus Automatic Annual Step-Up;
•	Principal Plus for Life Plus Spousal Protection; and
•	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

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A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vision® Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock New York

All Contract issue dates
Withdrawal Charge (as percentage of Purchase Payments)[2]	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$ 0

John Hancock USA

	Contracts Issued on and after November 1, 1996	Contracts Issued prior to November 1, 1996
Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	0%	3%

Second Year	0%	3%

Third Year	0%	3%

Thereafter	0%	0%

Transfer Fee[3]
Maximum Fee	$25	$25
Current Fee	$0	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

John Hancock USA

	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007

Annual Contract Fee	None	None

Annual Separate Account Expenses[1]

Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee - asset based[2]	1.30%	1.25%
Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%

Optional Benefit Rider Fees Deducted from Separate Account:

Annual Step-Up Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[3]	1.90%	1.65%

John Hancock New York

	Contracts Issued on and after February 12, 2007	Contracts issued before February 12, 2007

Annual Contract Fee	None	None

Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)

Administration Fee	0.15%	0.15%
Distribution Fee	0.25%	0.25%
Mortality and Expense Risks Fee - asset based[2]	1.30%	1.25%
Total Annual Separate Account Expenses (With No Optional Benefit Riders Reflected)	1.70%	1.65%

Optional Benefit Rider Fees Deducted from Separate Account:

Annual Step-Up Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[3]	1.90%	1.65%

[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[3]	Amount shown includes the administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step-Up Death Benefit fee.

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Optional Benefit Rider Fees Deducted from Contract Value
Triple Protection Death Benefit[1] (as a percentage of Triple Protection Death Benefit)							0.50%
Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[2]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[2]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[2]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York) [2]	Income Plus For Life® 12.08 (issued outside New York)[2]	Income Plus For Life® 12.08 (issued in New York)[2]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[2]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[2]	Principal Plus for Life Plus Automatic Annual Step-Up3	Principal Plus for Life Plus Spousal Protection[4]	Principal Plus for Life[5]		Principal Plus[6]	Principal Returns[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%		0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%		0.30%	0.50%

[1]	This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.
[2]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[3]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[4]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge is .30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
[7]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2015)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.62%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.62%

1 For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses:

John Hancock USA Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183

John Hancock New York Contract issued on or after January 17, 2008 with Annual Step-Up Death Benefit and Income Plus For Life Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$483	$1,474	$2,498	$5,183

Example 2. Maximum Portfolio operating expenses:

John Hancock USA Contract issued on or after February 12, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066

John Hancock New York Contract issued on or after March 5, 2007 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$480	$1,460	$2,464	$5,066

Example 3. Maximum Portfolio operating expenses:

John Hancock USA Contract issued between January 2002 and February 11, 2007 with Principal Plus Rider
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367

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John Hancock New York Contract issued between January 2002 and March 4, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$408	$1,245	$2,106	$4,367

The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Minimum Portfolio operating expenses – Contract with no optional Riders:

John Hancock USA Contract issued on or after February 12, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock USA Contract issued between January 2002 and February 11, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock New York Contract issued on or after March 5, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$223	$687	$1,177	$2,523

John Hancock New York Contract issued between January 2002 and March 4, 2007
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the

Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

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(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or
•	(for certain John Hancock USA Contracts issued before February 12, 2007) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
•	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

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Our Managed Volatility Portfolios (“MVP“s)

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Aggressive MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

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Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an

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affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series, and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust Series I, II	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Global Growth Trust Series II	Seeks long-term growth of capital.

American Growth Trust Series II	Seeks to provide growth of capital.

American Growth-Income Trust Series I, II	Seeks to provide growth of capital and income.

American International Trust Series II	Seeks long-term growth of capital.

American New World Trust Series II	Seeks long-term capital appreciation.

Declaration Management & Research LLC
Total Bond Market Trust B Series II	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust Series I, II	Seeks income and capital appreciation.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2] Series I, II	Seeks to achieve a combination of long-term capital appreciation and current income.

Dimensional Fund Advisors LP
International Small Company Trust Series I, II	Seeks long-term capital appreciation.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[3]
Small Cap Opportunities Trust Series I, II	Seeks long-term capital appreciation.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust Series I, II	Seeks high total return.

U.S. Equity Trust Series I, II	Seeks long term capital appreciation.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Invesco Advisers, Inc.
International Growth Stock Trust Series II	Seeks long term growth of capital.

Invesco Advisers, Inc. (cont.)
Value Trust Series I, II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

Jennison Associates LLC
Capital Appreciation Trust Series I, II	Seeks long-term growth of capital.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust (successor to Real Return Bond Trust) Series II	Seeks income and capital appreciation.

Financial Industries Trust Series I, II	Seeks growth of capital.

Franklin Templeton Founding Allocation Trust Series II	Seeks long-term growth of capital.

Fundamental All Cap Core Trust Series II	Seeks long-term growth of capital.

Fundamental Large Cap Value Trust Series II	Seeks long-term capital appreciation.

Short Term Government Income Trust Series I, II	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

Strategic Income Opportunities Trust Series I, II	Seeks a high level of current income.

Ultra Short Term Bond Trust Series II	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series I, II	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Mid Cap Index Trust Series I, II	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.

Money Market Trust Series I, II	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.

Small Cap Index Trust Series I, II	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Total Stock Market Index Trust Series I, II	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust Series II	Seeks long term growth of capital; current income is also a consideration.

Lifestyle Aggressive MVP Series I, II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

Lifestyle Aggressive PS Series Series I, II	Seeks long-term growth of capital.

Lifestyle Balanced MVP Series I, II	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

Lifestyle Balanced PS Series Series I, II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Lifestyle Conservative MVP Series I, II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

Lifestyle Conservative PS Series Series I, II	Seeks a high level of current income with some consideration given to growth of capital.

Lifestyle Growth MVP Series I, II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

Lifestyle Growth PS Series Series I, II	Seeks long-term growth of capital. Current income is also a consideration.

Lifestyle Moderate MVP Series I, II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

Lifestyle Moderate PS Series Series I, II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Massachusetts Financial Services Company
Utilities Trust Series I, II	Seeks capital growth and current income.

Pacific Investment Management Company LLC
Global Bond Trust Series I, II	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

QS Investors, LLC
All Cap Core Trust Series I, II	Seeks long-term growth of capital.

SSgA Funds Management, Inc.
International Equity Index Trust B Series I, II	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.

T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC. [4]
Science & Technology Trust Series I, II	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust Series I, II	Seeks to provide long-term growth of capital. Current income is a secondary objective.

Capital Appreciation Value Trust Series II	Seeks long-term capital appreciation.

Equity Income Trust Series I, II	Seeks to provide substantial dividend income and also long-term growth of capital.

Health Sciences Trust Series I, II	Seeks long-term capital appreciation.

Mid Value Trust Series I, II	Seek long-term capital appreciation.

Small Company Value Trust Series I, II	Seeks long-term growth of capital.

Templeton Global Advisors Limited
Global Trust Series I, II	Seeks long-term capital appreciation.

Templeton Investment Counsel, LLC
International Value Trust[5] Series I, II	Seeks long-term growth of capital.

Wellington Management Company, LLP
Core Allocation Plus Trust Series I, II	Seeks to provide total return, consisting of long-term capital appreciation and current income.

Investment Quality Bond Trust Series I, II	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.

Mid Cap Stock Trust Series I, II	Seeks long-term growth of capital.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Wellington Management Company, LLP (cont.)
Small Cap Growth Trust Series I, II	Seeks long-term capital appreciation.

Small Cap Value Trust Series II	Seeks long-term capital appreciation.

Wells Capital Management, Incorporated
Core Bond Trust Series I, II	Seeks total return consisting of income and capital appreciation.

Western Asset Management Company
High Yield Trust[6] Series I, II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

BLACKROCK VARIABLE SERIES FUNDS, INC.[7] We show the Portfolio’s manager in bold above the name of the Portfolio.

BlackRock Investment Management, LLC
BlackRock Basic Value V. I. Fund[8] Series II	Seeks capital appreciation and, secondarily, income.

BlackRock Value Opportunities V. I. Fund[8] Series II	Seeks long-term growth of capital.

BlackRock Investment Management, LLC and BlackRock International Limited
BlackRock Global Allocation V. I. Fund[9] Series II	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST We show the Portfolio’s manager in bold above the name of the Portfolio.

Pacific Investment Management Company
PIMCO VIT All Asset Portfolio Class M	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[3]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[4]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[5]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[6]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[7]	Not available to Contracts issued on or after January 28, 2002.

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[8]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.

[9]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions - Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” and Appendix C: “Guaranteed Minimum Withdrawal Benefits” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two year period is less than $2,000.

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As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, any Rider fee and any Unpaid Loan. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

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Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the

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Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or
•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right

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to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including

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unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

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Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

•	You, the Owner, are the Annuitant; or
•	We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term Owner-driven when we describe death benefits under these versions of the Contracts.

Under an older version of the Contracts (VV Contracts), however, we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term Annuitant-driven when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

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Amount of Death Benefit. The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

•	the Contract Value; or
•	the respective minimum death benefit described in the following “Tables of Minimum Death Benefits.”

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts

Previously Issued Venture Vision® Contract	Principal Features

Venture Vision® Contracts issued after February 12, 2007 by John Hancock USA or by John Hancock New York	The minimum death benefit equals the sum of all Purchase Payments made less any amounts deducted in connection with withdrawals. [1]

Venture Vision® Contracts issued by John Hancock USA after June 2, 2003 until February 11, 2007 (benefits subject to state availability)[2]	Oldest Owner less than age 81 at issue

We limit the minimum death benefit to $10 million.

If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract; and

(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs.

The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

	Oldest Owner age 81 or more at issue	We limit the minimum death benefit to $10 million. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Venture Vision® Contracts issued by John Hancock USA in HI, MA, MN, VT, and WA, and in other states before June 2, 2003 (benefits vary by state)[3]	Oldest Owner less than age 81 at issue

If any Owner dies on or prior to their 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

(ii) equals the sum of any amounts deducted in connection with withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs, up to a maximum deduction for each withdrawal of two times the amount of that withdrawal.

If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

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Table of Minimum Death Benefits for Previously Issued Owner – Driven Contracts

Previously Issued Venture Vision® Contract	Principal Features

Venture Vision® Contracts issued by John Hancock USA in HI, MA, MN, VT, and WA, and in other states before June 2, 2003 (benefits vary by state)[3] (Continued)	Oldest Owner age 81 or more at issue	The minimum death benefit equals the Contract Value less any applicable withdrawal charges at the time of payment of death benefits.
Venture Vision® Contracts Issued by John Hancock New York before February 12, 2007	Oldest Owner less than age 81 at issue

During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year ending just prior to the Owner’s, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum death benefit equals the death benefit on the last day of the Contract Year ending just prior to the Owner’s 81st birthday, less any amounts deducted in connection with withdrawals.

	Oldest Owner age 81 or more at issue	The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Notes to Table of Minimum Death Benefits for Previously Issued Owner-driven Contracts.

[1]	We reduce the minimum death benefit proportionally in connection with withdrawals.
[2]	The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.
[3]	The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.

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Table of Minimum Death Benefits for Previously Issued Annuitant – Driven Contracts

Previously Issued Venture Vision® Contract	Principal Features

VV Contracts (issued in WA and issued elsewhere between April 1993 and March 1998, subject to state availability)	Last surviving Annuitant less than age 81 at issue

If the last surviving Annuitant dies on or before the month following his or her 85th birthday, the minimum death benefit equals the excess of (i) over (ii), where:

(i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment ; and

(ii) equals the sum of each withdrawal or annuitized amount, including withdrawal charges, accumulated daily at the equivalent of 5% per year, starting on the date of each withdrawal or annuitization, up to a maximum of two times each such withdrawal or annuitized amount.

If the last surviving Annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

	Last surviving Annuitant age 81 or greater at issue	The minimum death benefit equals the total amount payable upon total withdrawal.

All Annuitant-driven Contracts	Death of Annuitant who is not the Owner

We will pay the death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum in accordance with our current administrative procedures or in accordance with any of the distribution options available under the Contract. An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable.

Death of Annuitant who is the Owner

We will pay the death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. We will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary, if the deceased Owner is survived by a co-Annuitant.

Death of Owner who is not the Annuitant

If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the last surviving Annuitant, we will transfer the interest in the Contract to a successor or surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary.

	“Interest in the Contract”	The amount of the “interest in the Contract” that we transfer to a surviving or successor Owner will depend on the age of the Owner when we issue a Contract. If the deceased Owner had not turned age 81 on the Contract’s issue date, the “interest in the Contract” equals the Contract Value. If the deceased Owner was age 81 or older on the Contract’s issue date, the “interest in the Contract” also equals the Contract Value, but the interest may be subject to applicable withdrawal charges when any amounts are actually paid.

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Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is

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payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

(Not offered prior to February 2007 for Venture Vision® Contracts.)

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

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Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

•	the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and
•	the Maturity Date for Contracts issued on and after February 12, 2007 is the first day of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.

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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If

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you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

•	you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

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Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity payment.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

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Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

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Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor in a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after

January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option. A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003. Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

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We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits” and/or Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Withdrawal Charges

(Applicable only to John Hancock USA Contracts issued prior to November 1996)

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. No withdrawal charge will be imposed on withdrawals from Contracts issued on or after November 1, 1996. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free Withdrawal Amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.

If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

How We Determine the Withdrawal Charge. Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.

Withdrawal Charge for John Hancock USA Contracts issued prior to November, 1996

(from date of payment, as a percentage of Purchase Payment)

First Year	3%
Second Year	3%
Third Year	3%
Thereafter	0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Withdrawals from the Fixed Investment Option may be subject to a market value charge in addition to the withdrawal charge.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Distribution Fee

A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risk charge is not assessed against the Fixed Investment Option.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

•	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

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•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;
•	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1] Based on the state of residence at the time the tax is assessed.
[2] We pay premium tax upon receipt of Purchase Payment.
[3] 0.08% on Purchase Payments in excess of $500,000.
[4] Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in

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the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*
•	made under a single-premium immediate annuity contract; or
•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

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month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

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Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1⁄2;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

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If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

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Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

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Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations

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of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

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Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the

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payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2015, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2015 and 2014, and its Separate Account financial statements for the year ended December 31, 2015 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2015, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

(for John Hancock USA Contracts Issued prior to November 1, 1996)

Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$5,000[1]	$50,000	3%	$1,500
2	50,500	5,000[2]	45,500	3%	1,365
3	60,000	10,000[3]	50,000	3%	1,500
4	70,000	20,000[4]	50,000	0%	0

[1]	In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free Withdrawal Amount is equal to 10% of Purchase Payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free withdrawal amount).
[4]	There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical Contract Value	Withdrawal Amount	Free Withdrawal Amount		Payments Liquidated	Withdrawal Charge
					Percent	Amount
$65,000	$2,000	$15,000	[1]	$0	8.00%	$0
$49,000	$5,000	$3,000	[2]	$2,000	8.00%	$160
$52,000	$7,000	$4,000	[3]	$3,000	8.00%	$240
$44,000	$8,000	$0	[4]	$8,000	8.00%	$640

[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no Purchase Payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulated earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.

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Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of two optional enhanced death benefits:

•	Annual Step-Up Death Benefit – not offered for Contracts issued prior to February 12, 2007; and
•	Triple Protection Death Benefit – not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit Rider, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. The Annual Step-Up Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step-Up Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or
•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with withdrawals since the last day of the Contract Year. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

(a)	is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and
(b)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our age issue rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

Triple Protection Death Benefit

(Not offered in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “’Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor*;
•	the Annual Step-Up Death Benefit Factor*; or
•	the Graded Death Benefit Factor*.

*defined below

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the ‘Enhanced Earnings Death Benefit’ Factor” is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:

•	Earnings Basis is equal to 150% of $100,000 or $150,000.
•	Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).

The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000 or $12,500.

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
•	In determining the “Enhanced Earnings Death Benefit” Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor.
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options. At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

•	Income Plus For Life® 12.08 Series:
o	Income Plus For Life® 12.08
o	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
o	Income Plus For Life® (Quarterly Step-Up Review)
o	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
o	Income Plus For Life® (Annual Step-Up Review)
o	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up
•	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Strategy Trust
•	Lifestyle Balanced MVP
•	Lifestyle Balanced PS Series
•	Lifestyle Conservative MVP
•	Lifestyle Conservative PS Series
•	Lifestyle Growth MVP
•	Lifestyle Growth PS Series
•	Lifestyle Moderate MVP
•	Lifestyle Moderate PS Series
•	Total Bond Market Trust B
•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)
•	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced PS Series Global Bond Trust

American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Bond Trust High Yield Trust American New World Trust

Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust

Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced MVP Global Bond Trust

Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust

Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust

Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust

Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust

Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust

Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

•	Pre-59 1⁄2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1⁄2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit

Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or
•	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate
¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
¡	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider; or
¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of
Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:

1. Not the Covered Person

-        may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-        continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	- ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a

Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date; or
•	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
o	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
o	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the

Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
o	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider; or
o	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target
Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage

($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):

1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Annual Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or
•	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:
¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;
¡	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider; or
¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
¡	the Excess Withdrawal amount; divided by
¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):

1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.

4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal

Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
•	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
•	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
•	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.
•	initial Credit Period
¡	(for Principal Plus) – the first 5 Contract Years.
¡	(for Principal Plus for Life Series Riders issued prior to May 1, 2007)—the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th, etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual

Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed

Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit

Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:		Then PRINCIPAL PLUS:

1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
-

Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

-

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

		-	Continues to impose the Principal Plus fee.
-

Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

If the Beneficiary is:	Then PRINCIPAL PLUS:
2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the
Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-

Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-

Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

-

In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
•	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
•	based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life – Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Vision Variable Annuity

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.352	10.361	9.193	7.433	12.035	11.664	10.288
Value at End of Year	—	—	—	—	10.352	10.361	9.193	7.433	12.035	11.664
Vision No. of Units	—	—	—	—	91,653	116,217	133,102	174,737	204,221	251,958
NY Vision No. of Units	—	—	—	—	26,722	20,365	21,714	21,714	36,751	42,783
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.362	13.399	11.920	9.649	15.671	15.214	13.442
Value at End of Year	—	—	—	—	13.362	13.399	11.920	9.649	15.671	15.214
Vision No. of Units	—	—	—	—	22,909	37,085	46,350	55,664	71,786	143,842
NY Vision No. of Units	—	—	—	—	14,364	14,661	14,985	66,236	71,880	57,039
500 Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	18.281	16.400	12.628	12.500	—	—	—	—	—	—
Value at End of Year	18.180	18.281	16.400	12.628	—	—	—	—	—	—
Vision No. of Units	149,840	145,106	96,337	98,754	—	—	—	—	—	—
NY Vision No. of Units	25,331	25,331	23,063	12,419	—	—	—	—	—	—
500 Index Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	18.207	16.358	12.628	12.500	—	—	—	—	—	—
Value at End of Year	18.063	18.207	16.358	12.628	—	—	—	—	—	—
Vision No. of Units	26,694	35,779	39,528	27,390	—	—	—	—	—	—
NY Vision No. of Units	16,106	48,128	16,606	16,898	—	—	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.581	17.685	17.936	16.622	15.970	14.261	11.616	13.201	12.900	12.559
Value at End of Year	18.308	18.581	17.685	17.936	16.622	15.970	14.261	11.616	13.201	12.900
Vision No. of Units	110,069	123,033	141,004	148,204	164,391	194,220	221,018	283,340	374,488	476,967
NY Vision No. of Units	23,656	25,029	30,798	29,657	28,706	27,697	29,151	31,637	36,963	45,566
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127	12.861	12.546
Value at End of Year	17.913	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127	12.861
Vision No. of Units	79,868	93,191	96,417	111,420	125,467	170,232	218,265	274,451	411,368	484,185
NY Vision No. of Units	—	—	1,800	1,800	1,800	1,800	2,829	2,829	2,959	4,918
All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	27.586	25.579	19.359	16.885	17.095	15.375	12.167	20.491	20.293	17.978
Value at End of Year	27.839	27.586	25.579	19.359	16.885	17.095	15.375	12.167	20.491	20.293
Vision No. of Units	75,634	88,715	106,131	114,249	127,099	147,328	171,489	205,926	275,974	342,482
NY Vision No. of Units	7,366	7,920	8,908	9,707	9,778	15,796	16,179	16,471	19,117	24,139
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830	16.708	14.828
Value at End of Year	22.502	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830	16.708
Vision No. of Units	1,143	917	994	1,105	1,183	1,245	1,478	1,632	1,769	3,854
NY Vision No. of Units	97	153	193	227	227	227	227	227	256	4,078
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 03-04-1996)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.377	21.675	19.667	18.760
Value at End of Year	—	—	—	—	—	—	14.742	12.377	21.675	19.667
Vision No. of Units	—	—	—	—	—	—	262,869	319,458	381,517	471,217
NY Vision No. of Units	—	—	—	—	—	—	18,511	20,531	28,599	36,366

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	8.797	15.437	14.035	13.420
Value at End of Year	—	—	—	—	—	—	10.459	8.797	15.437	14.035
Vision No. of Units	—	—	—	—	—	—	10,721	10,846	13,840	14,315
NY Vision No. of Units	—	—	—	—	—	—	6,616	6,619	11,547	17,860
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.788	16.300	17.298	14.858	11.931	17.032	15.986	14.291
Value at End of Year	—	—	—	17.788	16.300	17.298	14.858	11.931	17.032	15.986
Vision No. of Units	—	—	—	65,190	73,374	79,038	81,669	90,617	96,838	122,065
NY Vision No. of Units	—	—	—	2,235	2,235	2,235	2,235	2,235	8,096	8,551
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.469	16.055	17.074	14.693	11.817	16.891	15.895	14.233
Value at End of Year	—	—	—	17.469	16.055	17.074	14.693	11.817	16.891	15.895
Vision No. of Units	—	—	—	18,987	23,478	28,500	33,665	40,678	50,493	59,105
NY Vision No. of Units	—	—	—	8,258	8,258	8,258	9,055	9,908	15,041	15,338
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.354	15.828	13.051	11.462	11.547	10.476	12.500	—	—	—
Value at End of Year	16.257	16.354	15.828	13.051	11.462	11.547	10.476	—	—	—
Vision No. of Units	584,806	636,532	645,433	719,297	808,537	898,530	962,929	—	—	—
NY Vision No. of Units	15,880	16,584	26,333	28,952	31,406	33,059	35,886	—	—	—
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497	12.500	—
Value at End of Year	16.025	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497	—
Vision 2007 No. of Units	1,342,880	1,477,781	1,593,841	1,804,320	2,504,921	3,606,564	3,340,705	2,351,755	979,439	—
NY Vision 2007 No. of Units	20,609	21,580	22,395	32,078	37,279	38,911	39,883	35,845	13,403	—
Contracts with no Optional Benefits
Value at Start of Year	16.215	15.716	12.976	11.424	11.515	10.447	8.628	12.501	12.500	—
Value at End of Year	16.095	16.215	15.716	12.976	11.424	11.515	10.447	8.628	12.501	—
Vision No. of Units	128,596	111,514	109,839	104,725	110,404	136,625	196,575	228,444	165,167	—
NY Vision No. of Units	3,019	3,034	3,047	3,317	4,100	4,960	5,287	8,754	8,389	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.907	15.456	12.793	11.291	11.410	10.391	8.591	12.480	12.500	—
Value at End of Year	15.750	15.907	15.456	12.793	11.291	11.410	10.391	8.591	12.480	—
Vision 2007 No. of Units	397,855	448,115	495,187	561,662	607,384	712,455	838,339	804,603	357,853	—
NY Vision 2007 No. of Units	12,505	18,341	28,357	31,926	32,817	33,080	33,310	23,101	14,445	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.350	16.866	15.292	12.235	19.726	19.763	17.202
Value at End of Year	—	—	—	—	16.350	16.866	15.292	12.235	19.726	19.763
Vision No. of Units	—	—	—	—	118,412	133,048	147,784	202,186	241,986	307,474
NY Vision No. of Units	—	—	—	—	454	617	617	629	1,300	1,554
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.796	11.629	13.117	13.194	—
Value at End of Year	—	—	—	—	—	13.331	12.796	11.629	13.117	—
Vision 2007 No. of Units	—	—	—	—	—	496,525	523,675	474,424	563,792	—
NY Vision 2007 No. of Units	—	—	—	—	—	9,380	9,473	9,394	10,942	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.824	11.649	13.133	12.994	12.405
Value at End of Year	—	—	—	—	—	13.367	12.824	11.649	13.133	12.994
Vision No. of Units	—	—	—	—	—	206,118	225,339	188,628	193,104	85,603
NY Vision No. of Units	—	—	—	—	—	604	3,441	2,591	6,815	3,898

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	12.684	11.550	13.054	13.148	—
Value at End of Year	—	—	—	—	—	13.187	12.684	11.550	13.054	—
Vision 2007 No. of Units	—	—	—	—	—	136,743	140,214	176,278	246,067	—
NY Vision 2007 No. of Units	—	—	—	—	—	3,149	3,304	2,459	2,675	—
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203	12.500	—
Value at End of Year	17.099	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203	—
Vision 2007 No. of Units	176,731	202,835	222,225	197,156	219,500	230,363	252,317	327,275	350,974	—
NY Vision 2007 No. of Units	704	1,048	1,036	704	704	704	704	704	927	—
Contracts with no Optional Benefits
Value at Start of Year	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208	12.500	—
Value at End of Year	17.173	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208	—
Vision No. of Units	73,086	77,632	80,969	77,110	78,850	81,443	72,811	36,421	85,606	—
NY Vision No. of Units	642	642	678	310	9,133	9,133	8,972	9,866	4,001	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.083	16.098	12.775	10.673	12.007	11.007	7.932	13.186	12.500	—
Value at End of Year	16.805	16.083	16.098	12.775	10.673	12.007	11.007	7.932	13.186	—
Vision 2007 No. of Units	80,916	88,506	90,470	89,504	109,152	109,495	112,975	137,956	127,617	—
NY Vision 2007 No. of Units	—	—	999	999	1,000	1,078	1,214	238	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	10.556	9.139	11.566	9.655	6.121	13.475	12.500	—
Value at End of Year	—	—	—	10.556	9.139	11.566	9.655	6.121	13.475	—
Vision 2007 No. of Units	—	—	—	83,581	91,017	83,289	99,033	143,057	110,712	—
NY Vision 2007 No. of Units	—	—	—	263	271	224	238	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	10.586	9.161	11.587	9.667	6.126	13.480	12.500	—
Value at End of Year	—	—	—	10.586	9.161	11.587	9.667	6.126	13.480	—
Vision No. of Units	—	—	—	23,619	32,410	42,468	37,543	13,938	31,024	—
NY Vision No. of Units	—	—	—	438	4,047	4,354	4,354	6,051	2,291	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	10.437	9.054	11.481	9.603	6.100	13.457	12.500	—
Value at End of Year	—	—	—	10.437	9.054	11.481	9.603	6.100	13.457	—
Vision 2007 No. of Units	—	—	—	30,813	33,902	30,491	36,567	52,713	44,430	—
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561	21.565	—
Value at End of Year	29.826	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561	—
Vision 2007 No. of Units	138,736	125,789	136,964	191,552	227,590	240,084	283,508	327,817	258,361	—
NY Vision 2007 No. of Units	3,040	3,292	3,405	3,277	3,277	3,565	3,649	3,685	4,177	—
Contracts with no Optional Benefits
Value at Start of Year	28.693	27.019	21.215	18.399	19.645	16.849	12.358	22.561	20.578	19.079
Value at End of Year	30.015	28.693	27.019	21.215	18.399	19.645	16.849	12.358	22.561	20.578
Vision No. of Units	246,119	287,785	374,461	432,267	510,594	597,927	684,909	799,764	890,649	1,022,250
NY Vision No. of Units	4,448	4,931	5,713	6,595	7,281	7,570	9,021	11,524	17,414	20,883
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352	21.393	—
Value at End of Year	29.080	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352	—
Vision 2007 No. of Units	26,024	31,124	35,234	41,627	54,248	59,940	66,671	98,887	80,072	—
NY Vision 2007 No. of Units	851	947	1,020	1,187	1,163	1,197	1,355	1,552	1,116	—
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits
Value at Start of Year	26.790	24.702	18.880	16.385	17.013	15.574	12.500	—	—	—
Value at End of Year	26.645	26.790	24.702	18.880	16.385	17.013	15.574	—	—	—
Vision No. of Units	302,214	331,537	399,094	442,640	450,713	525,611	576,572	—	—	—
NY Vision No. of Units	18,245	19,293	23,211	25,556	27,150	28,769	34,953	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867	20.178	—
Value at End of Year	26.215	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867	—
Vision 2007 No. of Units	165,462	145,166	175,718	217,120	256,447	271,681	298,202	336,475	303,116	—
NY Vision 2007 No. of Units	4,247	4,309	4,430	4,511	4,946	5,342	5,412	5,426	5,175	—
Contracts with no Optional Benefits
Value at Start of Year	26.564	24.525	18.769	16.318	16.970	15.513	12.076	19.867	19.379	17.188
Value at End of Year	26.382	26.564	24.525	18.769	16.318	16.970	15.513	12.076	19.867	19.379
Vision No. of Units	113,674	150,679	176,759	226,623	205,961	270,737	340,511	660,449	799,164	862,636
NY Vision No. of Units	9,258	9,410	9,634	9,987	10,280	10,500	12,129	18,255	19,498	13,741
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	25.801	23.880	18.321	15.969	16.648	15.308	11.940	19.683	20.018	—
Value at End of Year	25.559	25.801	23.880	18.321	15.969	16.648	15.308	11.940	19.683	—
Vision 2007 No. of Units	27,658	32,897	37,944	47,086	64,319	71,912	76,046	98,565	90,944	—
NY Vision 2007 No. of Units	968	1,023	1,123	1,342	1,743	1,817	1,904	1,588	1,267	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	15.056	13.556	13.607	12.085	8.880	11.947	12.500	—
Value at End of Year	—	—	—	15.056	13.556	13.607	12.085	8.880	11.947	—
Vision 2007 No. of Units	—	—	—	69,065	79,838	85,800	101,613	105,313	84,830	—
NY Vision 2007 No. of Units	—	—	—	1,717	1,718	1,726	1,726	6,090	1,536	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.099	13.587	13.632	12.101	8.888	11.951	12.500	—
Value at End of Year	—	—	—	15.099	13.587	13.632	12.101	8.888	11.951	—
Vision No. of Units	—	—	—	65,120	66,060	63,935	56,802	31,027	14,354	—
NY Vision No. of Units	—	—	—	414	414	414	1,004	—	672	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	14.886	13.430	13.508	12.021	8.851	11.931	12.500	—
Value at End of Year	—	—	—	14.886	13.430	13.508	12.021	8.851	11.931	—
Vision 2007 No. of Units	—	—	—	17,730	18,237	20,820	23,067	29,033	28,786	—
NY Vision 2007 No. of Units	—	—	—	337	337	337	337	—	—	—
American International Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211	28.471	—
Value at End of Year	26.611	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211	—
Vision 2007 No. of Units	61,616	62,395	64,904	84,283	94,164	93,528	101,601	124,784	118,877	—
NY Vision 2007 No. of Units	1,416	1,441	1,490	1,607	1,607	1,738	1,759	1,694	1,922	—
Contracts with no Optional Benefits
Value at Start of Year	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284	26.637	22.885
Value at End of Year	26.780	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284	26.637
Vision No. of Units	157,379	166,669	180,170	209,321	255,522	298,386	344,278	411,153	464,638	513,743
NY Vision No. of Units	9,238	9,246	9,253	9,261	11,396	11,538	5,528	15,988	19,624	42,613
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	27.829	29.285	24.670	21.444	25.525	24.386	17.452	30.922	28.245	—
Value at End of Year	25.945	27.829	29.285	24.670	21.444	25.525	24.386	17.452	30.922	—
Vision 2007 No. of Units	16,531	17,956	19,347	21,667	28,011	28,609	30,551	47,134	40,140	—
NY Vision 2007 No. of Units	572	569	552	600	1,098	1,033	1,092	1,243	899	—
American New World Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897	12.500	—
Value at End of Year	12.732	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897	—
Vision 2007 No. of Units	30,970	31,062	31,276	50,169	64,210	65,997	68,549	86,465	71,263	—
NY Vision 2007 No. of Units	—	—	—	201	207	183	186	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902	12.500	—
Value at End of Year	12.787	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902	—
Vision No. of Units	42,900	54,542	67,052	92,601	104,902	107,781	94,698	35,917	128,997	—
NY Vision No. of Units	291	299	307	315	3,172	3,554	3,839	8,522	7,317	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.247	14.734	13.560	11.801	14.052	12.221	8.369	14.877	12.500	—
Value at End of Year	12.513	13.247	14.734	13.560	11.801	14.052	12.221	8.369	14.877	—
Vision 2007 No. of Units	12,833	14,846	11,554	12,525	14,159	22,688	13,051	22,022	19,318	—
NY Vision 2007 No. of Units	—	—	4	4	4	70	198	225	—	—
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	23.672	21.927	16.171	14.436	15.074	13.601	10.563	17.002	17.007	14.211
Value at End of Year	21.871	23.672	21.927	16.171	14.436	15.074	13.601	10.563	17.002	17.007
Vision No. of Units	780	814	866	1,695	5,668	6,602	7,003	7,125	7,095	9,839
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	23.908	20.807	18.179
Value at End of Year	—	—	—	—	—	—	—	18.914	23.908	20.807
Vision No. of Units	—	—	—	—	—	—	—	—	—	—
BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	29.663	28.702	20.520	18.413	19.208	15.196	12.047	20.481	21.042	18.985
Value at End of Year	27.204	29.663	28.702	20.520	18.413	19.208	15.196	12.047	20.481	21.042
Vision No. of Units	1,303	1,314	1,326	1,858	1,918	2,477	2,779	2,823	2,795	2,809
Blue Chip Growth Trust - Series I Shares (units first credited 12-11-1992)
Contracts with no Optional Benefits
Value at Start of Year	42.212	39.344	28.302	24.320	24.373	21.333	15.177	26.853	24.215	22.464
Value at End of Year	46.113	42.212	39.344	28.302	24.320	24.373	21.333	15.177	26.853	24.215
Vision No. of Units	390,583	412,853	491,082	531,252	589,042	658,442	795,313	862,985	986,392	1,158,186
NY Vision No. of Units	17,644	20,020	25,191	27,892	29,262	32,539	34,858	40,435	57,090	91,827
Blue Chip Growth Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062	16.301	—
Value at End of Year	28.730	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062	—
Vision 2007 No. of Units	19,077	48,706	57,878	12,857	14,571	14,396	13,201	11,518	8,758	—
Contracts with no Optional Benefits
Value at Start of Year	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962	14.424	13.414
Value at End of Year	26.985	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962	14.424
Vision No. of Units	118,447	136,700	188,942	145,730	164,440	190,821	216,320	228,876	215,057	242,362
NY Vision No. of Units	9,601	9,971	10,413	11,018	11,855	12,421	13,156	14,490	16,311	17,702
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	25.709	24.064	17.390	15.010	15.110	13.283	9.496	16.870	16.140	—
Value at End of Year	27.956	25.709	24.064	17.390	15.010	15.110	13.283	9.496	16.870	—
Vision 2007 No. of Units	4,271	5,424	3,967	6,437	6,475	9,928	6,558	5,759	1,742	—
NY Vision 2007 No. of Units	—	—	2	3	3	65	180	200	—	—
Bond Trust - Series I Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.149	12.683	13.108	12.558	12.500	—	—	—	—	—
Value at End of Year	12.939	13.149	12.683	13.108	12.558	—	—	—	—	—
Vision No. of Units	83,974	84,250	90,421	112,917	121,113	—	—	—	—	—
Bond Trust - Series II Shares (units first credited 10-28-2011)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.128	12.669	13.100	12.557	12.500	—	—	—	—	—
Value at End of Year	12.912	13.128	12.669	13.100	12.557	—	—	—	—	—
Vision 2007 No. of Units	422,825	395,782	419,353	449,179	472,565	—	—	—	—	—
NY Vision 2007 No. of Units	8,982	9,130	9,423	9,618	9,618	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.149	12.683	13.108	12.558	12.500	—	—	—	—	—
Value at End of Year	12.939	13.149	12.683	13.108	12.558	—	—	—	—	—
Vision No. of Units	112,582	113,368	114,410	121,607	47,722	—	—	—	—	—
NY Vision No. of Units	61	51	179	316	466	—	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.045	12.614	13.069	12.553	12.500	—	—	—	—	—
Value at End of Year	12.805	13.045	12.614	13.069	12.553	—	—	—	—	—
Vision 2007 No. of Units	101,560	111,313	126,550	117,035	125,202	—	—	—	—	—
NY Vision 2007 No. of Units	2,706	2,832	3,658	3,314	3,016	—	—	—	—	—
Capital Appreciation Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	15.812	14.660	10.846	9.508	9.659	8.781	6.273	10.160	9.256	9.201
Value at End of Year	17.335	15.812	14.660	10.846	9.508	9.659	8.781	6.273	10.160	9.256
Vision No. of Units	420,844	467,749	515,063	551,517	623,507	718,524	389,899	430,164	505,200	655,928
NY Vision No. of Units	29,203	30,240	41,733	49,235	53,419	59,723	39,748	47,045	54,107	63,745
Capital Appreciation Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012	14.973	—
Value at End of Year	26.769	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012	—
Vision 2007 No. of Units	6,399	7,068	8,151	12,508	23,382	28,843	38,873	35,680	508	—
Contracts with no Optional Benefits
Value at Start of Year	22.564	20.955	15.539	13.638	13.888	12.654	9.057	14.700	13.420	13.367
Value at End of Year	24.674	22.564	20.955	15.539	13.638	13.888	12.654	9.057	14.700	13.420
Vision No. of Units	40,353	50,485	55,466	60,808	74,943	85,645	86,385	111,760	148,512	206,778
NY Vision No. of Units	6,870	6,987	7,360	7,628	7,679	8,110	3,146	2,343	2,451	2,504
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	23.881	22.233	16.528	15.832	—	—	—	—	14.928	—
Value at End of Year	26.048	23.881	22.233	16.528	—	—	—	—	15.832	—
Vision 2007 No. of Units	6,960	7,335	541	560	—	—	—	—	186	—
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.408	17.620	14.698	13.058	12.911	11.556	9.053	12.500	—	—
Value at End of Year	20.054	19.408	17.620	14.698	13.058	12.911	11.556	9.053	—	—
Vision 2007 No. of Units	228,969	241,027	263,199	278,223	248,199	261,313	298,220	190,312	—	—
NY Vision 2007 No. of Units	3,252	3,574	4,407	1,051	1,068	1,094	5,263	9,142	—	—
Contracts with no Optional Benefits
Value at Start of Year	19.472	17.669	14.731	13.082	12.927	11.565	9.056	12.500	—	—
Value at End of Year	20.130	19.472	17.669	14.731	13.082	12.927	11.565	9.056	—	—
Vision No. of Units	13,879	15,822	4,116	4,207	4,295	6,321	17,758	24,013	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.156	17.425	14.565	12.966	12.845	11.521	9.043	12.500	—	—
Value at End of Year	19.754	19.156	17.425	14.565	12.966	12.845	11.521	9.043	—	—
Vision 2007 No. of Units	63,003	77,994	84,094	90,346	93,034	119,189	139,800	94,872	—	—
NY Vision 2007 No. of Units	4,321	4,574	4,760	11,507	11,869	16,205	16,922	21,708	—	—
Classic Value Trust (merged into Equity Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.405	17.697	—
Value at End of Year	—	—	—	—	—	—	—	7.692	14.405	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	3,935	189	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.431	16.828	14.768
Value at End of Year	—	—	—	—	—	—	—	7.710	14.431	16.828
Vision No. of Units	—	—	—	—	—	—	—	12,627	33,657	45,835
NY Vision No. of Units	—	—	—	—	—	—	—	—	455	455
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	14.300	17.592	—
Value at End of Year	—	—	—	—	—	—	—	7.621	14.300	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	2,363	2,363	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.441	11.165	11.649	10.744	8.736	12.500	—	—
Value at End of Year	—	—	—	12.441	11.165	11.649	10.744	8.736	—	—
Vision 2007 No. of Units	—	—	—	199,754	211,526	223,215	218,309	101,130	—	—
NY Vision 2007 No. of Units	—	—	—	635	644	636	4,988	679	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.469	11.185	11.664	10.752	8.738	12.500	—	—
Value at End of Year	—	—	—	12.469	11.185	11.664	10.752	8.738	—	—
Vision No. of Units	—	—	—	3,016	3,016	55,777	60,364	2,972	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.328	11.086	11.590	10.711	8.726	12.500	—	—
Value at End of Year	—	—	—	12.328	11.086	11.590	10.711	8.726	—	—
Vision 2007 No. of Units	—	—	—	79,252	85,183	98,746	101,173	32,294	—	—
NY Vision 2007 No. of Units	—	—	—	1,904	2,076	2,078	2,089	4,676	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.810	16.350	15.012	12.500	—	—	—
Value at End of Year	—	—	—	—	15.810	16.350	15.012	—	—	—
Vision No. of Units	—	—	—	—	10,718	11,461	2,197	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.412	16.537	15.004	12.500	—	—	—
Value at End of Year	—	—	—	—	16.412	16.537	15.004	—	—	—
Vision No. of Units	—	—	—	—	45,867	16,311	4,341	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.913	16.262	16.932	16.200	15.243	14.494	13.443	13.251	12.703	12.463
Value at End of Year	16.655	16.913	16.262	16.932	16.200	15.243	14.494	13.443	13.251	12.703
Vision No. of Units	603,203	11,586	15,015	22,582	29,781	26,507	24,534	13,030	14,809	3,201
NY Vision No. of Units	56,903	—	1,542	1,542	1,542	1,542	888	—	696	957
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.335	16.949	15.365	12.500	—	—	—
Value at End of Year	—	—	—	—	16.335	16.949	15.365	—	—	—
Vision 2007 No. of Units	—	—	—	—	285,726	107,064	86,547	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	216	217	211	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.357	16.963	15.370	12.500	—	—	—
Value at End of Year	—	—	—	—	16.357	16.963	15.370	—	—	—
Vision No. of Units	—	—	—	—	8,885	13,339	7,244	—	—	—
NY Vision No. of Units	—	—	—	—	3,143	3,143	3,624	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	16.248	16.893	15.344	12.500	—	—	—
Value at End of Year	—	—	—	—	16.248	16.893	15.344	—	—	—
Vision 2007 No. of Units	—	—	—	—	24,842	22,452	11,959	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	1,422	1,376	1,461	—	—	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.126	15.860	—
Value at End of Year	—	—	—	—	—	—	—	6.306	14.126	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	2,795	3,549	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.152	15.317	14.624
Value at End of Year	—	—	—	—	—	—	—	6.321	14.152	15.317
Vision No. of Units	—	—	—	—	—	—	—	25,880	28,662	43,890
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	14.023	15.765	—
Value at End of Year	—	—	—	—	—	—	—	6.247	14.023	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	3,421	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	17.035	15.638	15.824	14.679	12.500	—	—	—
Value at End of Year	—	—	—	17.035	15.638	15.824	14.679	—	—	—
Vision 2007 No. of Units	—	—	—	67,694	44,927	52,998	57,059	—	—	—
NY Vision 2007 No. of Units	—	—	—	—	—	4,631	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	17.067	15.659	15.837	14.684	12.500	—	—	—
Value at End of Year	—	—	—	17.067	15.659	15.837	14.684	—	—	—
Vision No. of Units	—	—	—	16,793	17,272	13,345	3,081	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	16.911	15.555	15.771	14.659	12.500	—	—	—
Value at End of Year	—	—	—	16.911	15.555	15.771	14.659	—	—	—
Vision 2007 No. of Units	—	—	—	29,778	20,905	16,647	12,388	—	—	—
NY Vision 2007 No. of Units	—	—	—	1,323	1,380	1,471	1,530	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	16.965	15.286	16.154	15.173	12.500	—	—	—
Value at End of Year	—	—	—	16.965	15.286	16.154	15.173	—	—	—
Vision 2007 No. of Units	—	—	—	349,080	368,614	131,618	96,016	—	—	—
NY Vision 2007 No. of Units	—	—	—	1,632	1,644	1,657	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.996	15.306	16.167	15.178	12.500	—	—	—
Value at End of Year	—	—	—	16.996	15.306	16.167	15.178	—	—	—
Vision No. of Units	—	—	—	9,059	7,693	15,633	8,594	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	16.841	15.205	16.100	15.153	12.500	—	—	—
Value at End of Year	—	—	—	16.841	15.205	16.100	15.153	—	—	—
Vision 2007 No. of Units	—	—	—	45,041	59,518	60,527	42,891	—	—	—
NY Vision 2007 No. of Units	—	—	—	5,157	5,270	5,339	5,408	—	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 02-13-2006)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126	14.053	—
Value at End of Year	17.444	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126	—
Vision 2007 No. of Units	2,770,018	3,361,816	3,679,747	510,945	496,951	502,234	525,971	463,033	307,933	—
NY Vision 2007 No. of Units	58,594	57,326	53,362	297	321	348	375	733	440	—
Contracts with no Optional Benefits
Value at Start of Year	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139	13.492	12.500
Value at End of Year	17.531	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139	13.492
Vision No. of Units	94,719	81,495	87,808	34,452	31,826	19,337	18,774	16,898	14,857	561
NY Vision No. of Units	—	—	—	—	—	3,089	3,089	3,276	3,089	3,089
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073	14.019	—
Value at End of Year	17.103	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073	—
Vision 2007 No. of Units	906,318	981,381	1,127,619	123,764	134,043	207,504	208,200	182,142	26,480	—
NY Vision 2007 No. of Units	20,032	34,278	16,473	2,288	2,328	2,242	2,283	3,604	4,078	—
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	13.468	12.168	12.666	11.382	9.119	12.500	—	—
Value at End of Year	—	—	—	13.468	12.168	12.666	11.382	9.119	—	—
Vision 2007 No. of Units	—	—	—	1,173,899	1,228,031	1,291,017	1,411,259	328,257	—	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	4,347	369	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.499	12.189	12.682	11.391	9.121	12.500	—	—
Value at End of Year	—	—	—	13.499	12.189	12.682	11.391	9.121	—	—
Vision No. of Units	—	—	—	2,392	4,513	17,977	17,968	28,146	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	13.346	12.082	12.602	11.347	9.109	12.500	—	—
Value at End of Year	—	—	—	13.346	12.082	12.602	11.347	9.109	—	—
Vision 2007 No. of Units	—	—	—	123,759	127,826	186,664	191,812	98,693	—	—
NY Vision 2007 No. of Units	—	—	—	1,043	1,052	1,062	1,070	3,299	—	—
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	5.421	4.963
Value at End of Year	—	—	—	—	—	—	—	—	5.826	5.421
Vision No. of Units	—	—	—	—	—	—	—	—	273,048	325,979
NY Vision No. of Units	—	—	—	—	—	—	—	—	19,764	23,815
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.798	14.505
Value at End of Year	—	—	—	—	—	—	—	—	16.964	15.798
Vision No. of Units	—	—	—	—	—	—	—	—	22,645	30,312
NY Vision No. of Units	—	—	—	—	—	—	—	—	919	1,274
Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.616	17.903
Value at End of Year	—	—	—	—	—	—	—	—	20.014	19.616
Vision No. of Units	—	—	—	—	—	—	—	—	14,288	16,688
NY Vision No. of Units	—	—	—	—	—	—	—	—	1,630	229
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	20.423	19.218	19.078
Value at End of Year	—	—	—	—	—	—	—	11.393	20.423	19.218
Vision No. of Units	—	—	—	—	—	—	—	116,030	151,654	209,750
NY Vision No. of Units	—	—	—	—	—	—	—	8,497	9,266	13,592
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.963	14.107	14.036
Value at End of Year	—	—	—	—	—	—	—	8.330	14.963	14.107
Vision No. of Units	—	—	—	—	—	—	—	21,180	39,131	74,149
NY Vision No. of Units	—	—	—	—	—	—	—	1,186	5,020	5,823
Equity Income Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	45.535	43.074	33.673	29.172	29.898	26.403	21.352	33.899	33.350	28.485
Value at End of Year	41.767	45.535	43.074	33.673	29.172	29.898	26.403	21.352	33.899	33.350
Vision No. of Units	377,445	414,626	505,145	545,543	625,063	685,997	784,653	919,325	1,069,998	1,268,036
NY Vision No. of Units	11,230	12,699	12,617	15,503	16,737	21,091	23,587	28,292	37,191	41,122
Equity Income Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461	18.278	—
Value at End of Year	21.083	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461	—
Vision 2007 No. of Units	31,178	72,323	78,628	49,282	53,387	56,632	47,813	36,370	34,594	—
NY Vision 2007 No. of Units	1,222	1,222	1,222	1,222	1,222	1,222	1,222	1,222	1,222	—
Contracts with no Optional Benefits
Value at Start of Year	23.831	22.593	17.703	15.360	15.775	13.526	11.302	17.461	17.739	15.184
Value at End of Year	21.820	23.831	22.593	17.703	15.360	15.775	13.526	11.302	17.461	17.739
Vision No. of Units	111,680	119,549	134,812	151,703	167,530	178,929	219,049	275,354	381,362	417,195
NY Vision No. of Units	9,683	9,970	12,913	13,069	13,380	8,055	4,385	4,618	11,803	14,954
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	22.463	21.349	16.770	14.587	15.019	13.320	10.814	17.265	18.098	—
Value at End of Year	20.516	22.463	21.349	16.770	14.587	15.019	13.320	10.814	17.265	—
Vision 2007 No. of Units	2,062	2,099	2,137	791	2,318	3,895	5,400	3,824	3,552	—
NY Vision 2007 No. of Units	—	—	751	751	751	813	928	177	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	18.870	17.658	13.729	11.824	13.284	12.031	8.649	15.889	17.337	14.315
Value at End of Year	18.071	18.870	17.658	13.729	11.824	13.284	12.031	8.649	15.889	17.337
Vision No. of Units	22,226	20,621	22,389	23,027	20,979	22,987	35,632	42,525	33,413	75,866
NY Vision No. of Units	953	953	958	958	1,259	1,259	1,327	1,402	2,381	2,400
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	20.156	18.910	14.740	12.727	14.329	13.013	9.389	17.287	18.928	—
Value at End of Year	19.245	20.156	18.910	14.740	12.727	14.329	13.013	9.389	17.287	—
Vision 2007 No. of Units	5,702	3,408	10,533	2,424	3,497	7,071	3,761	2,045	1,307	—
NY Vision 2007 No. of Units	—	—	—	134	138	129	126	366	—	—
Contracts with no Optional Benefits
Value at Start of Year	20.509	19.231	14.983	12.930	14.550	13.013	9.524	17.527	19.147	15.855
Value at End of Year	19.591	20.509	19.231	14.983	12.930	14.550	13.013	9.524	17.527	19.147
Vision No. of Units	6,918	14,736	22,054	12,016	14,226	17,620	16,702	21,567	26,293	40,839
NY Vision No. of Units	4,910	4,910	4,910	14,662	14,662	14,662	14,662	4,910	4,910	4,910
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.653	18.474	14.430	12.483	14.083	12.815	9.265	17.093	18.741	—
Value at End of Year	18.727	19.653	18.474	14.430	12.483	14.083	12.815	9.265	17.093	—
Vision 2007 No. of Units	946	931	943	1,008	1,035	987	1,454	993	886	—
NY Vision 2007 No. of Units	—	—	134	134	134	134	134	605	605	—
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.449	14.295	11.700	10.258	10.614	9.776	7.583	11.969	12.500	—
Value at End of Year	13.355	14.449	14.295	11.700	10.258	10.614	9.776	7.583	11.969	—
Vision 2007 No. of Units	1,056,489	1,138,358	1,359,571	1,537,215	1,873,402	2,207,403	2,678,346	3,166,000	2,068,586	—
NY Vision 2007 No. of Units	10,242	10,531	11,441	11,568	15,986	16,213	19,243	25,073	21,715	—
Contracts with no Optional Benefits
Value at Start of Year	14.504	14.343	11.733	10.282	10.634	9.789	7.590	11.973	12.500	—
Value at End of Year	13.413	14.504	14.343	11.733	10.282	10.634	9.789	7.590	11.973	—
Vision No. of Units	44,319	44,911	47,078	51,167	62,122	79,624	100,017	130,398	82,173	—
NY Vision No. of Units	323	338	352	632	733	1,622	1,959	2,387	2,618	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.229	14.105	11.568	10.162	10.537	9.724	7.558	11.953	12.500	—
Value at End of Year	13.125	14.229	14.105	11.568	10.162	10.537	9.724	7.558	11.953	—
Vision 2007 No. of Units	1,031,615	1,172,984	1,273,935	1,357,954	1,465,293	1,590,623	1,711,617	1,765,705	792,611	—
NY Vision 2007 No. of Units	11,047	16,773	17,190	37,250	37,741	37,228	33,881	31,686	34,596	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	29.399	27.281	20.461	16.871	17.553	14.968	11.886	21.292	20.902	18.492
Value at End of Year	30.027	29.399	27.281	20.461	16.871	17.553	14.968	11.886	21.292	20.902
Vision No. of Units	7,698	3,747	4,829	3,115	3,397	535	536	2,189	2,206	2,575
NY Vision No. of Units	—	—	882	—	—	—	—	—	461	—
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.351	11.171	11.501	10.616	8.524	12.560	12.500	—
Value at End of Year	—	—	—	12.351	11.171	11.501	10.616	8.524	12.560	—
Vision 2007 No. of Units	—	—	—	1,137,912	1,211,012	1,359,706	1,417,544	1,154,199	96,637	—
NY Vision 2007 No. of Units	—	—	—	40,837	51,438	52,811	46,993	29,544	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.383	11.194	11.519	10.627	8.528	12.561	12.500	—
Value at End of Year	—	—	—	12.383	11.194	11.519	10.627	8.528	12.561	—
Vision No. of Units	—	—	—	34,092	34,587	49,000	64,299	95,382	1,588	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.225	11.079	11.429	10.571	8.504	12.556	12.500	—
Value at End of Year	—	—	—	12.225	11.079	11.429	10.571	8.504	12.556	—
Vision 2007 No. of Units	—	—	—	514,643	586,410	652,583	709,101	438,634	5,456	—
NY Vision 2007 No. of Units	—	—	—	5,704	6,000	5,988	6,012	7,197	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	23.171	21.348	—	—	—	—	—	—	—	—
Value at End of Year	22.485	23.171	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	47,670	58,125	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198	18.482	15.521
Value at End of Year	22.617	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198	18.482
Vision No. of Units	826,117	933,543	87,925	1,982	625	1,556	2,169	5,088	7,148	7,590
NY Vision No. of Units	55,295	59,745	11,328	—	—	—	—	1,520	1,520	1,010
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	22.682	20.939	—	—	—	—	—	—	—	—
Value at End of Year	21.967	22.682	—	—	—	—	—	—	—	—
Vision 2007 No. of Units	4,873	4,989	—	—	—	—	—	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	19.771	15.054	13.499	14.263	12.821	9.891	16.572	16.195	14.377
Value at End of Year	—	—	19.771	15.054	13.499	14.263	12.821	9.891	16.572	16.195
Vision No. of Units	—	—	966,400	1,086,568	1,228,176	1,557,344	1,750,764	2,112,088	389,931	478,236
NY Vision No. of Units	—	—	55,473	62,413	69,862	79,707	93,221	107,740	10,058	14,284
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	16.198	14.558	15.422	13.897	10.742	18.049	18.294	—
Value at End of Year	—	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049	—
Vision 2007 No. of Units	—	—	61,136	76,074	93,335	101,224	108,083	115,490	51,725	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.408	14.740	15.606	14.055	10.859	18.237	17.851	15.885
Value at End of Year	—	—	21.498	16.408	14.740	15.606	14.055	10.859	18.237	17.851
Vision No. of Units	—	—	109,304	155,630	198,146	235,152	284,936	340,332	285,654	340,272
NY Vision No. of Units	—	—	4,098	4,837	7,000	7,337	9,704	13,426	9,699	14,291
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	15.857	14.280	15.158	13.686	10.600	17.847	18.113	—
Value at End of Year	—	—	20.724	15.857	14.280	15.158	13.686	10.600	17.847	—
Vision 2007 No. of Units	—	—	5,548	9,726	10,641	10,804	11,005	12,570	7,325	—
NY Vision 2007 No. of Units	—	—	—	—	920	914	938	954	862	—
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009)
Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.810	12.389	11.096
Value at End of Year	—	—	—	—	—	—	—	8.279	12.810	12.389
Vision No. of Units	—	—	—	—	—	—	—	209,727	232,487	201,040
NY Vision No. of Units	—	—	—	—	—	—	—	15,877	23,189	25,804
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009)
Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.679	16.749	—
Value at End of Year	—	—	—	—	—	—	—	10.757	16.679	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	32,735	34,228	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	360	382	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.790	15.308	13.738
Value at End of Year	—	—	—	—	—	—	—	10.189	15.790	15.308
Vision No. of Units	—	—	—	—	—	—	—	54,121	57,641	77,742
NY Vision No. of Units	—	—	—	—	—	—	—	4,769	4,769	4,769
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	16.492	16.583	—
Value at End of Year	—	—	—	—	—	—	—	10.615	16.492	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	9,251	5,906	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	794	777	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Global Bond Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	24.561	24.413	26.240	24.927	23.230	21.411	18.863	20.077	18.620	17.981
Value at End of Year	23.314	24.561	24.413	26.240	24.927	23.230	21.411	18.863	20.077	18.620
Vision No. of Units	101,060	115,209	147,227	173,093	192,295	184,324	228,281	240,489	272,828	291,817
NY Vision No. of Units	1,712	2,794	2,825	2,837	2,462	4,034	4,266	4,764	7,535	6,705
Global Bond Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850	16.703	—
Value at End of Year	20.308	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850	—
Vision 2007 No. of Units	40,441	54,059	55,312	67,253	67,254	67,089	72,205	77,309	31,306	—
NY Vision 2007 No. of Units	—	133	126	85	81	91	86	2,796	—	—
Contracts with no Optional Benefits
Value at Start of Year	22.569	22.466	24.213	23.048	21.526	18.939	17.546	18.711	17.397	16.833
Value at End of Year	21.372	22.569	22.466	24.213	23.048	21.526	18.939	17.546	18.711	17.397
Vision No. of Units	57,936	67,924	68,483	88,671	100,546	128,887	130,243	145,338	202,407	229,728
NY Vision No. of Units	—	—	2,979	7,299	7,299	7,299	7,299	2,979	2,979	3,308
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.921	20.877	22.556	21.526	20.154	18.652	16.510	17.650	16.538	—
Value at End of Year	19.761	20.921	20.877	22.556	21.526	20.154	18.652	16.510	17.650	—
Vision 2007 No. of Units	4,078	6,160	9,726	11,097	14,973	21,175	23,379	24,028	13,781	—
NY Vision 2007 No. of Units	—	—	202	202	609	660	661	408	581	—
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.416	10.930	11.895	10.774	8.041	12.555	12.500	—
Value at End of Year	—	—	—	12.416	10.930	11.895	10.774	8.041	12.555	—
Vision 2007 No. of Units	—	—	—	725,975	781,357	872,671	1,038,979	965,464	62,185	—
NY Vision 2007 No. of Units	—	—	—	18,274	19,383	19,768	25,629	32,085	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.448	10.953	11.914	10.786	8.045	12.556	12.500	—
Value at End of Year	—	—	—	12.448	10.953	11.914	10.786	8.045	12.556	—
Vision No. of Units	—	—	—	15,229	20,168	31,668	35,496	46,646	2,582	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.289	10.840	11.821	10.728	8.022	12.552	12.500	—
Value at End of Year	—	—	—	12.289	10.840	11.821	10.728	8.022	12.552	—
Vision 2007 No. of Units	—	—	—	406,256	473,498	533,169	587,005	508,765	54,878	—
NY Vision 2007 No. of Units	—	—	—	5,935	6,266	6,188	6,286	7,854	—	—
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	27.994	29.220	22.661	18.925	20.467	19.309	14.943	25.131	25.215	21.304
Value at End of Year	25.768	27.994	29.220	22.661	18.925	20.467	19.309	14.943	25.131	25.215
Vision No. of Units	218,441	249,979	239,927	258,179	289,875	336,677	372,621	433,316	532,728	626,671
NY Vision No. of Units	2,252	2,902	2,054	2,714	2,874	2,900	2,827	5,044	5,563	8,922
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321	18.425	15.597
Value at End of Year	18.488	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321	18.425
Vision No. of Units	18,525	22,221	11,809	9,588	14,898	19,110	13,699	21,703	34,445	49,969
NY Vision No. of Units	2,029	2,048	358	358	358	358	358	358	409	6,833
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	55.098	42.490	28.592	22.031	20.256	17.799	13.728	19.911	17.203	16.137
Value at End of Year	61.076	55.098	42.490	28.592	22.031	20.256	17.799	13.728	19.911	17.203
Vision No. of Units	51,580	50,446	60,053	63,100	69,415	73,791	96,901	106,358	102,035	143,212
NY Vision No. of Units	1,711	1,767	2,125	1,002	1,284	2,482	3,139	2,828	2,575	4,890

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Health Sciences Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774	20.356	—
Value at End of Year	65.476	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774	—
Vision 2007 No. of Units	8,675	6,797	7,954	5,418	6,562	6,025	8,682	10,294	7,640	—
NY Vision 2007 No. of Units	—	95	191	483	605	83	83	112	—	—
Contracts with no Optional Benefits
Value at Start of Year	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606	16.973	15.952
Value at End of Year	59.192	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606	16.973
Vision No. of Units	13,597	18,668	17,999	18,589	12,997	17,325	30,442	33,555	58,685	68,724
NY Vision No. of Units	5,960	5,976	5,978	5,981	5,990	5,999	6,227	7,935	7,032	7,602
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	57.724	44.722	30.228	23.403	21.606	19.070	14.774	21.530	20.154	—
Value at End of Year	63.714	57.724	44.722	30.228	23.403	21.606	19.070	14.774	21.530	—
Vision 2007 No. of Units	3,549	3,558	3,566	3,572	533	1,275	1,432	1,641	544	—
NY Vision 2007 No. of Units	—	—	89	89	320	363	443	359	230	—
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	11.433	6.385	11.513	12.500	—
Value at End of Year	—	—	—	—	—	12.508	11.433	6.385	11.513	—
Vision 2007 No. of Units	—	—	—	—	—	514,894	62,523	319	373	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	11.448	6.391	11.517	12.500	—
Value at End of Year	—	—	—	—	—	12.531	11.448	6.391	11.517	—
Vision No. of Units	—	—	—	—	—	32,608	47,744	990	1,649	—
NY Vision No. of Units	—	—	—	—	—	446	446	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	11.372	6.364	11.498	12.500	—
Value at End of Year	—	—	—	—	—	12.417	11.372	6.364	11.498	—
Vision 2007 No. of Units	—	—	—	—	—	3,054	13,065	3,051	—	—
High Yield Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.190	24.565	23.011	19.661	19.810	17.700	11.646	16.799	16.805	15.479
Value at End of Year	21.814	24.190	24.565	23.011	19.661	19.810	17.700	11.646	16.799	16.805
Vision No. of Units	157,945	231,611	278,539	281,933	310,688	323,671	381,391	413,123	443,482	641,757
NY Vision No. of Units	2,819	3,160	3,353	3,834	3,095	4,182	8,817	9,023	17,232	22,718
High Yield Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123	17.752	—
Value at End of Year	21.780	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123	—
Vision 2007 No. of Units	62,937	94,974	210,622	213,326	389,935	85,706	493,411	475,022	26,942	—
NY Vision 2007 No. of Units	975	1,209	1,192	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679	16.730	15.428
Value at End of Year	21.301	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679	16.730
Vision No. of Units	50,457	63,763	78,848	75,116	85,917	108,707	135,663	151,238	176,746	257,457
NY Vision No. of Units	77	96	1,219	1,173	1,845	1,889	1,963	3,628	7,681	8,495
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	23.619	24.131	22.698	19.462	12.417	17.687	11.678	16.931	17.576	—
Value at End of Year	21.194	23.619	24.131	22.698	19.462	12.417	17.687	11.678	16.931	—
Vision 2007 No. of Units	16,052	15,928	16,967	5,836	5,846	5,181	13,219	7,252	5,256	—
NY Vision 2007 No. of Units	—	—	216	—	—	—	—	—	—	—
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	22.100	22.223	20.790
Value at End of Year	—	—	—	—	—	—	—	15.188	22.100	22.223
Vision No. of Units	—	—	—	—	—	—	—	531,899	657,225	803,947
NY Vision No. of Units	—	—	—	—	—	—	—	24,041	26,049	32,378

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.505	16.110	—
Value at End of Year	—	—	—	—	—	—	—	10.635	15.505	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	13,362	12,179	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	779	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.008	15.122	14.179
Value at End of Year	—	—	—	—	—	—	—	10.299	15.008	15.122
Vision No. of Units	—	—	—	—	—	—	—	154,331	210,564	241,517
NY Vision No. of Units	—	—	—	—	—	—	—	4,124	4,200	3,823
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	15.331	15.950	—
Value at End of Year	—	—	—	—	—	—	—	10.494	15.331	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	2,649	2,606	—
International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	17.114	18.648	15.167	13.403	15.069	13.981	11.980	19.845	18.109	14.755
Value at End of Year	15.916	17.114	18.648	15.167	13.403	15.069	13.981	11.980	19.845	18.109
Vision No. of Units	97,674	113,804	123,681	136,560	154,043	178,196	201,376	254,275	315,625	329,997
NY Vision No. of Units	5,879	6,923	6,115	6,319	7,541	7,603	10,604	13,760	22,986	25,344
International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396	21.102	—
Value at End of Year	16.827	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396	—
Vision 2007 No. of Units	9,885	15,870	16,301	39,106	47,693	60,032	54,391	39,164	4,786	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	132	—	—
Contracts with no Optional Benefits
Value at Start of Year	18.788	20.520	16.718	14.803	16.684	15.006	13.301	22.088	20.208	16.485
Value at End of Year	17.441	18.788	20.520	16.718	14.803	16.684	15.006	13.301	22.088	20.208
Vision No. of Units	15,264	17,658	22,324	22,949	30,639	44,576	58,361	63,830	78,374	113,065
NY Vision No. of Units	196	196	196	196	196	196	196	196	3,923	3,923
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.683	19.361	15.814	14.037	15.861	14.778	12.708	21.156	20.893	—
Value at End of Year	16.374	17.683	19.361	15.814	14.037	15.861	14.778	12.708	21.156	—
Vision 2007 No. of Units	2,936	3,535	3,574	5,663	5,688	5,714	5,742	4,920	2,629	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.018	18.987	17.410	12.840	23.540	20.736	16.799
Value at End of Year	—	—	—	—	16.018	18.987	17.410	12.840	23.540	20.736
Vision No. of Units	—	—	—	—	42,004	45,222	11,898	24,247	38,182	54,512
NY Vision No. of Units	—	—	—	—	4,830	5,814	2,143	3,736	3,513	6,715
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.770	18.734	17.202	12.720	23.364	20.627	16.740
Value at End of Year	—	—	—	—	15.770	18.734	17.202	12.720	23.364	20.627
Vision No. of Units	—	—	—	—	30,923	38,814	19,584	25,399	23,231	49,177
NY Vision No. of Units	—	—	—	—	1,097	1,097	1,097	25,262	25,262	—
International Equity Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	13.973	14.892	13.217	12.500	—	—	—	—	—	—
Value at End of Year	12.931	13.973	14.892	13.217	—	—	—	—	—	—
Vision No. of Units	30,170	38,789	43,145	48,244	—	—	—	—	—	—
NY Vision No. of Units	2,482	2,482	5,719	6,694	—	—	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
International Equity Index Trust B - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	13.899	14.849	13.212	12.500	—	—	—	—	—	—
Value at End of Year	12.829	13.899	14.849	13.212	—	—	—	—	—	—
Vision 2007 No. of Units	123	108	740	727	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	—	—	171	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	13.914	14.858	13.213	12.500	—	—	—	—	—	—
Value at End of Year	12.849	13.914	14.858	13.213	—	—	—	—	—	—
Vision No. of Units	27,506	32,390	37,749	37,717	—	—	—	—	—	—
NY Vision No. of Units	1,511	1,511	1,511	1,511	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.839	14.815	13.207	12.500	—	—	—	—	—	—
Value at End of Year	12.748	13.839	14.815	13.207	—	—	—	—	—	—
Vision 2007 No. of Units	57	89	1,200	2,187	—	—	—	—	—	—
International Growth Stock Trust - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	14.920	15.167	12.972	12.500	—	—	—	—	—	—
Value at End of Year	14.304	14.920	15.167	12.972	—	—	—	—	—	—
Vision No. of Units	8,467	9,286	8,275	8,880	—	—	—	—	—	—
NY Vision No. of Units	386	—	—	—	—	—	—	—	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.903	15.159	12.971	12.500	—	—	—	—	—	—
Value at End of Year	14.281	14.903	15.159	12.971	—	—	—	—	—	—
Vision 2007 No. of Units	40,750	6,807	13,472	18,424	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	189	179	163	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.920	15.167	12.972	12.500	—	—	—	—	—	—
Value at End of Year	14.304	14.920	15.167	12.972	—	—	—	—	—	—
Vision No. of Units	2,717	7,435	6,935	12,306	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.839	15.123	12.967	12.500	—	—	—	—	—	—
Value at End of Year	14.191	14.839	15.123	12.967	—	—	—	—	—	—
Vision 2007 No. of Units	945	945	1,481	1,485	—	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.236	16.051	14.398	10.669	21.997	19.392	—
Value at End of Year	—	—	—	—	13.236	16.051	14.398	10.669	21.997	—
Vision 2007 No. of Units	—	—	—	—	25,473	37,937	27,588	30,033	11,663	—
NY Vision 2007 No. of Units	—	—	—	—	144	192	192	48	153	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.280	16.097	14.398	10.688	22.026	18.698	15.342
Value at End of Year	—	—	—	—	13.280	16.097	14.398	10.688	22.026	18.698
Vision No. of Units	—	—	—	—	29,731	42,159	47,919	47,767	71,855	53,851
NY Vision No. of Units	—	—	—	—	4,466	4,466	4,466	2,213	4,051	2,151
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.060	15.870	14.264	10.591	21.880	19.315	—
Value at End of Year	—	—	—	—	13.060	15.870	14.264	10.591	21.880	—
Vision 2007 No. of Units	—	—	—	—	1,336	1,242	1,245	785	45	—
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 03-04-1996)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	27.647	25.523	20.314
Value at End of Year	—	—	—	—	—	—	—	12.785	27.647	25.523
Vision No. of Units	—	—	—	—	—	—	—	172,415	218,424	222,864
NY Vision No. of Units	—	—	—	—	—	—	—	5,362	6,124	8,264

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	26.111	26.987	—
Value at End of Year	—	—	—	—	—	—	—	12.036	26.111	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	10,077	11,667	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	27.071	25.045	19.961
Value at End of Year	—	—	—	—	—	—	—	12.485	27.071	25.045
Vision No. of Units	—	—	—	—	—	—	—	12,643	20,340	30,137
NY Vision No. of Units	—	—	—	—	—	—	—	1,029	2,676	2,417
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	25.818	26.720	—
Value at End of Year	—	—	—	—	—	—	—	11.877	25.818	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	533	608	—
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.269	17.765	14.295	12.194	14.798	12.261	12.500	—	—	—
Value at End of Year	17.050	16.269	17.765	14.295	12.194	14.798	12.261	—	—	—
Vision No. of Units	104,914	116,840	125,227	138,567	158,897	205,198	244,089	—	—	—
NY Vision No. of Units	2,647	3,743	3,802	4,455	5,090	7,000	7,023	—	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.056	17.578	14.188	12.128	14.760	12.260	12.500	—	—	—
Value at End of Year	16.793	16.056	17.578	14.188	12.128	14.760	12.260	—	—	—
Vision 2007 No. of Units	7,196	5,997	7,782	5,063	10,828	15,358	8,553	—	—	—
NY Vision 2007 No. of Units	—	176	155	170	170	170	170	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.097	17.614	14.210	12.141	14.768	12.261	12.500	—	—	—
Value at End of Year	16.845	16.097	17.614	14.210	12.141	14.768	12.261	—	—	—
Vision No. of Units	9,181	10,576	13,738	13,749	14,189	15,093	17,731	—	—	—
NY Vision No. of Units	—	—	888	888	888	888	1,512	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.891	17.433	14.099	12.077	14.727	12.257	12.500	—	—	—
Value at End of Year	16.589	15.891	17.433	14.099	12.077	14.727	12.257	—	—	—
Vision 2007 No. of Units	55	695	724	784	784	784	1,180	—	—	—
International Value Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	18.488	21.483	17.313	14.745	17.201	16.194	12.126	21.503	19.961	15.659
Value at End of Year	16.764	18.488	21.483	17.313	14.745	17.201	16.194	12.126	21.503	19.961
Vision No. of Units	191,591	221,931	312,550	356,686	400,893	443,115	501,190	584,997	744,010	867,625
NY Vision No. of Units	6,777	7,344	9,184	9,914	17,824	20,914	29,349	33,685	43,058	53,159
International Value Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557	24.216	—
Value at End of Year	18.782	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557	—
Vision 2007 No. of Units	11,226	11,792	18,122	17,843	22,123	23,823	35,874	35,617	29,211	—
NY Vision 2007 No. of Units	537	672	650	537	537	537	537	537	537	—
Contracts with no Optional Benefits
Value at Start of Year	22.046	25.659	20.721	17.693	20.672	18.404	13.806	24.557	24.168	19.006
Value at End of Year	19.962	22.046	25.659	20.721	17.693	20.672	18.404	13.806	24.557	24.168
Vision No. of Units	58,744	69,480	77,515	77,228	88,673	105,392	144,161	211,028	247,548	314,031
NY Vision No. of Units	1,863	1,937	18,180	18,347	19,645	20,161	6,730	3,906	7,540	8,897
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282	23.977	—
Value at End of Year	18.276	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282	—
Vision 2007 No. of Units	1,525	1,463	1,267	1,474	1,519	1,658	1,583	1,566	1,576	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Investment Quality Bond Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	23.410	22.564	23.388	22.103	20.791	19.671	17.784	18.389	17.604	17.279
Value at End of Year	22.839	23.410	22.564	23.388	22.103	20.791	19.671	17.784	18.389	17.604
Vision No. of Units	146,850	163,845	216,412	265,641	292,136	330,357	358,887	399,645	453,424	506,122
NY Vision No. of Units	4,344	5,839	4,514	5,509	11,606	12,613	13,884	17,423	24,953	27,252
Investment Quality Bond Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345	14.956	—
Value at End of Year	18.697	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345	—
Vision 2007 No. of Units	23,027	21,972	22,241	45,695	64,633	48,767	68,732	48,489	48,533	—
NY Vision 2007 No. of Units	1,266	1,266	1,266	13,974	13,974	13,974	13,974	10,758	1,266	—
Contracts with no Optional Benefits
Value at Start of Year	19.447	18.782	19.491	18.471	17.410	16.338	14.947	15.478	14.857	14.613
Value at End of Year	18.935	19.447	18.782	19.491	18.471	17.410	16.338	14.947	15.478	14.857
Vision No. of Units	74,861	84,498	76,632	101,467	109,293	119,642	135,033	133,342	168,568	190,439
NY Vision No. of Units	359	458	1,184	1,476	1,719	1,925	3,104	2,496	2,672	4,753
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	18.734	18.138	18.870	17.928	16.940	16.091	14.616	15.173	14.808	—
Value at End of Year	18.194	18.734	18.138	18.870	17.928	16.940	16.091	14.616	15.173	—
Vision 2007 No. of Units	4,497	5,378	5,361	7,917	17,651	7,589	8,706	13,492	13,220	—
NY Vision 2007 No. of Units	—	—	502	501	501	556	649	126	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.723	18.585	16.611	12.906	—	—	—
Value at End of Year	—	—	—	—	12.723	18.585	16.611	12.906	—	—
Vision No. of Units	—	—		—	359,001		—	—	—	—
NY Vision No. of Units	—	—	—	—	7,327	—	—	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.600	13.107	11.736	9.139	15.403	15.464	13.772
Value at End of Year	—	—	—	—	12.600	13.107	11.736	9.139	15.403	15.464
Vision No. of Units	—	—	—	—	10,664	447,801	492,634	593,912	713,443	3,172
NY Vision No. of Units	—	—	—	—	353	9,480	10,151	15,083	16,894	—
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	17.029	15.688	24.929	24.329	21.366
Value at End of Year	—	—	—	—	—	18.376	17.029	15.688	24.929	24.329
Vision No. of Units	—	—	—	—	—	33,777	33,977	52,908	90,316	128,608
NY Vision No. of Units	—	—	—	—	—	4,734	3,855	5,653	6,962	8,542
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	22.400	22.459	18.018	15.710	17.082	14.913	11.178	19.592	18.351	16.157
Value at End of Year	20.745	22.400	22.459	18.018	15.710	17.082	14.913	11.178	19.592	18.351
Vision No. of Units	130,284	188,816	248,379	257,529	279,147	296,703	316,574	309,019	408,141	530,871
NY Vision No. of Units	—	—	5,426	6,004	7,199	7,886	11,535	15,357	15,357	18,864
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	22.305	22.398	18.018	15.742	17.165	15.034	11.289	19.850	19.754	—
Value at End of Year	20.601	22.305	22.398	18.018	15.742	17.165	15.034	11.289	19.850	—
Vision 2007 No. of Units	5,551	5,501	5,471	10,726	21,257	22,966	28,850	61,553	23,380	—
Contracts with no Optional Benefits
Value at Start of Year	22.412	22.494	18.087	15.794	17.213	15.069	11.309	19.876	18.641	16.451
Value at End of Year	20.711	22.412	22.494	18.087	15.794	17.213	15.069	11.309	19.876	18.641
Vision No. of Units	3,816	11,034	14,671	14,171	18,896	25,977	26,625	47,159	65,924	73,302
NY Vision No. of Units	332	305	12,133	12,117	13,342	17,210	21,052	22,233	22,194	23,145

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.748	21.882	17.639	15.441	16.870	14.806	11.140	19.628	19.556	—
Value at End of Year	20.047	21.748	21.882	17.639	15.441	16.870	14.806	11.140	19.628	—
Vision 2007 No. of Units	4,752	7,925	7,925	7,925	7,925	10,593	10,593	10,593	—	—
Lifestyle Aggressive PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.262	12.790	—	—	—	—	—	—	—	—
Value at End of Year	12.842	13.262	12.790	—	—	—	—	—	—	—
Vision No. of Units	6,774	6,774	—	—	—	—	—	—	—	—
NY Vision No. of Units	2,616	5,447	—	—	—	—	—	—	—	—
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.229	12.783	—	—	—	—	—	—	—	—
Value at End of Year	12.784	13.229	12.783	—	—	—	—	—	—	—
Vision No. of Units	995	851	—	—	—	—	—	—	—	—
NY Vision No. of Units	21,582	21,582	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	26.567	25.899	23.345	21.218	21.436	19.502	15.163	22.439	21.428	19.323
Value at End of Year	25.545	26.567	25.899	23.345	21.218	21.436	19.502	15.163	22.439	21.428
Vision No. of Units	1,020,416	1,182,334	1,285,895	1,303,252	1,473,293	1,615,041	2,022,902	2,305,253	2,894,254	3,039,265
NY Vision No. of Units	16,848	17,552	41,049	43,884	45,744	59,713	94,045	74,254	85,317	101,319
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.726	21.243	19.199	17.484	17.709	16.156	12.595	18.688	18.654	—
Value at End of Year	20.850	21.726	21.243	19.199	17.484	17.709	16.156	12.595	18.688	—
Vision 2007 No. of Units	2,806,188	3,171,294	4,029,368	4,555,578	4,843,189	5,376,283	5,781,337	5,029,737	2,658,693	—
NY Vision 2007 No. of Units	5,703	7,379	32,752	36,658	107,037	83,675	76,514	61,124	25,361	—
Contracts with no Optional Benefits
Value at Start of Year	21.562	21.072	19.035	17.326	17.540	15.994	12.462	18.483	17.684	15.979
Value at End of Year	20.703	21.562	21.072	19.035	17.326	17.540	15.994	12.462	18.483	17.684
Vision No. of Units	971,020	993,581	1,362,995	1,466,554	1,892,781	2,028,671	2,391,693	2,858,463	3,456,548	3,977,867
NY Vision No. of Units	39,551	40,078	46,025	47,685	47,639	45,865	46,551	70,135	105,543	122,863
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.184	20.754	18.795	17.150	17.405	15.911	12.428	18.479	18.470	—
Value at End of Year	20.289	21.184	20.754	18.795	17.150	17.405	15.911	12.428	18.479	—
Vision 2007 No. of Units	1,019,602	1,186,098	1,420,577	1,538,477	1,703,716	2,210,206	2,426,963	2,175,362	1,095,605	—
NY Vision 2007 No. of Units	5,937	14,020	78,360	88,201	89,474	95,969	96,289	81,415	46,433	—
Lifestyle Balanced PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.169	12.635	—	—	—	—	—	—	—	—
Value at End of Year	12.959	13.169	12.635	—	—	—	—	—	—	—
Vision No. of Units	52,398	30,471	—	—	—	—	—	—	—	—
NY Vision No. of Units	35,288	38,887	—	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	15.227	14.647	12.500	—	—	—	—	—	—	—
Value at End of Year	14.937	15.227	14.647	—	—	—	—	—	—	—
Vision 2007 No. of Units	659,737	694,107	48,910	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	31,253	34,547	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	15.254	14.666	—	—	—	—	—	—	—	—
Value at End of Year	14.971	15.254	14.666	—	—	—	—	—	—	—
Vision No. of Units	70,505	60,426	—	—	—	—	—	—	—	—
NY Vision No. of Units	7,252	7,310	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.109	12.635	—	—	—	—	—	—	—	—
Value at End of Year	12.833	13.109	12.635	—	—	—	—	—	—	—
Vision 2007 No. of Units	119,256	85,730	—	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	66,182	72,964	—	—	—	—	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	26.654	25.803	25.254	23.661	23.078	21.501	17.959	21.625	20.865	19.561
Value at End of Year	26.230	26.654	25.803	25.254	23.661	23.078	21.501	17.959	21.625	20.865
Vision No. of Units	342,618	416,325	501,617	552,097	570,910	665,091	565,179	511,989	491,684	509,041
NY Vision No. of Units	—	—	8,402	8,492	9,316	10,388	12,164	6,019	53,289	7,241
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.644	19.058	18.695	17.565	17.172	16.043	13.437	16.209	16.073	—
Value at End of Year	19.283	19.644	19.058	18.695	17.565	17.172	16.043	13.437	16.209	—
Vision 2007 No. of Units	1,293,662	1,549,421	1,921,133	2,551,420	3,007,204	3,300,088	3,283,946	1,411,305	551,217	—
NY Vision 2007 No. of Units	7,238	7,297	14,221	15,081	16,278	106,137	88,671	111,867	7,072	—
Contracts with no Optional Benefits
Value at Start of Year	19.850	19.249	18.872	17.723	17.317	16.043	13.437	16.322	15.779	14.835
Value at End of Year	19.495	19.850	19.249	18.872	17.723	17.317	16.043	13.437	16.322	15.779
Vision No. of Units	390,184	451,579	583,586	808,175	768,143	937,034	939,853	1,140,370	1,091,111	1,224,769
NY Vision No. of Units	2,634	2,634	17,156	19,618	19,618	19,618	19,618	19,328	6,606	6,606
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.153	18.620	18.301	17.230	16.877	15.800	13.260	16.027	15.914	—
Value at End of Year	18.764	19.153	18.620	18.301	17.230	16.877	15.800	13.260	16.027	—
Vision 2007 No. of Units	569,790	598,036	675,451	769,422	776,953	655,945	685,260	381,523	148,631	—
NY Vision 2007 No. of Units	6,153	5,915	6,636	24,210	24,728	26,243	33,524	31,141	9,185	—
Lifestyle Conservative PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.008	12.530	—	—	—	—	—	—	—	—
Value at End of Year	12.817	13.008	12.530	—	—	—	—	—	—	—
Vision No. of Units	6,637	6,637	—	—	—	—	—	—	—	—
NY Vision No. of Units	10,570	12,720	—	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.001	13.510	12.500	—	—	—	—	—	—	—
Value at End of Year	13.760	14.001	13.510	—	—	—	—	—	—	—
Vision 2007 No. of Units	186,435	147,866	14,103	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	782	786	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.026	13.527	—	—	—	—	—	—	—	—
Value at End of Year	13.792	14.026	13.527	—	—	—	—	—	—	—
Vision No. of Units	23,129	9,489	—	—	—	—	—	—	—	—
NY Vision No. of Units	18,134	18,134	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.941	12.512	—	—	—	—	—	—	—	—
Value at End of Year	12.693	12.941	12.512	—	—	—	—	—	—	—
Vision 2007 No. of Units	16,586	13,512	—	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	5,162	6,157	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.965	24.843	21.163	18.896	19.522	17.561	13.394	21.480	20.311	18.192
Value at End of Year	23.443	24.965	24.843	21.163	18.896	19.522	17.561	13.394	21.480	20.311
Vision No. of Units	643,773	765,969	856,490	902,493	959,303	980,749	1,083,072	1,162,768	1,370,515	1,492,173
NY Vision No. of Units	2,690	4,451	24,536	26,218	28,385	29,988	44,525	62,710	64,243	52,975
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161	19.084	—
Value at End of Year	20.496	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161	—
Vision 2007 No. of Units	3,243,633	3,691,733	5,075,723	5,247,651	4,715,937	5,440,166	5,387,373	5,427,605	3,042,759	—
NY Vision 2007 No. of Units	23,547	35,679	146,588	158,533	268,785	274,808	280,163	289,890	205,379	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Contracts with no Optional Benefits
Value at Start of Year	21.768	21.688	18.515	16.573	17.158	15.459	11.821	18.977	17.989	16.143
Value at End of Year	20.381	21.768	21.688	18.515	16.573	17.158	15.459	11.821	18.977	17.989
Vision No. of Units	459,791	624,667	765,751	750,061	823,079	882,762	905,164	1,041,486	1,301,870	1,525,517
NY Vision No. of Units	501	513	1,971	1,991	2,003	3,071	6,531	7,106	7,797	15,380
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	21.355	21.330	18.254	16.381	17.001	15.356	11.772	18.946	18.895	—
Value at End of Year	19.944	21.355	21.330	18.254	16.381	17.001	15.356	11.772	18.946	—
Vision 2007 No. of Units	1,449,690	1,607,081	2,372,228	2,610,030	2,615,092	2,669,059	2,796,391	2,735,579	1,053,850	—
NY Vision 2007 No. of Units	35,725	40,794	190,604	211,214	220,464	231,327	244,735	181,468	87,622	—
Lifestyle Growth PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.276	12.713	12.500	—	—	—	—	—	—	—
Value at End of Year	13.043	13.276	12.713	—	—	—	—	—	—	—
Vision No. of Units	68,928	30,871	375	—	—	—	—	—	—	—
NY Vision No. of Units	32,136	32,335	—	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	16.056	15.424	12.500	—	—	—	—	—	—	—
Value at End of Year	15.746	16.056	15.424	—	—	—	—	—	—	—
Vision 2007 No. of Units	2,119,166	1,912,493	122,503	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	99,450	109,106	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	16.085	15.443	12.500	—	—	—	—	—	—	—
Value at End of Year	15.782	16.085	15.443	—	—	—	—	—	—	—
Vision No. of Units	183,425	139,584	22,213	—	—	—	—	—	—	—
NY Vision No. of Units	2,033	2,033	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.207	12.713	12.500	—	—	—	—	—	—	—
Value at End of Year	12.926	13.207	12.713	—	—	—	—	—	—	—
Vision 2007 No. of Units	1,449,283	1,423,461	108,186	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	116,033	121,865	—	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series I Shares (units first credited 01-07-1997)
Contracts with no Optional Benefits
Value at Start of Year	27.374	26.520	24.461	22.473	22.326	20.531	16.402	22.009	21.252	19.567
Value at End of Year	26.681	27.374	26.520	24.461	22.473	22.326	20.531	16.402	22.009	21.252
Vision No. of Units	593,487	669,898	747,644	764,337	909,869	989,671	996,887	1,093,264	1,138,387	1,305,781
NY Vision No. of Units	5,658	5,690	11,015	11,524	12,667	13,679	16,162	10,672	30,588	40,633
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.018	20.422	18.888	17.388	17.316	15.955	12.792	17.202	17.191	—
Value at End of Year	20.432	21.018	20.422	18.888	17.388	17.316	15.955	12.792	17.202	—
Vision 2007 No. of Units	1,266,300	1,473,284	1,890,937	1,965,245	2,148,845	2,247,393	2,032,446	1,713,221	768,241	—
NY Vision 2007 No. of Units	4,257	4,280	10,825	21,466	66,972	83,515	69,863	61,975	18,497	—
Contracts with no Optional Benefits
Value at Start of Year	21.076	20.468	18.922	17.410	17.329	15.955	12.789	17.190	16.631	15.345
Value at End of Year	20.498	21.076	20.468	18.922	17.410	17.329	15.955	12.789	17.190	16.631
Vision No. of Units	549,876	583,850	648,548	742,731	790,487	964,855	1,035,699	1,131,203	1,333,395	1,450,423
NY Vision No. of Units	7,744	7,755	7,793	5,427	5,421	5,433	5,426	9,426	9,624	19,016
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.493	19.952	18.491	17.056	17.019	15.713	12.623	17.010	17.021	—
Value at End of Year	19.882	20.493	19.952	18.491	17.056	17.019	15.713	12.623	17.010	—
Vision 2007 No. of Units	433,540	571,649	670,883	711,010	743,721	760,220	833,063	676,737	257,953	—
NY Vision 2007 No. of Units	383	1,456	21,292	19,120	30,105	30,636	31,321	30,333	15,286	—
Lifestyle Moderate PS - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.119	12.594	—	—	—	—	—	—	—	—
Value at End of Year	12.917	13.119	12.594	—	—	—	—	—	—	—
Vision No. of Units	12,101	5,394	—	—	—	—	—	—	—	—
NY Vision No. of Units	9,081	9,532	—	—	—	—	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Lifestyle Moderate PS - Series II Shares (units first credited 12-06-2013)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	14.932	14.381	12.500	—	—	—	—	—	—	—
Value at End of Year	14.664	14.932	14.381	—	—	—	—	—	—	—
Vision 2007 No. of Units	202,917	194,311	13,279	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	8,477	8,524	—	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	14.958	14.399	12.500	—	—	—	—	—	—	—
Value at End of Year	14.698	14.958	14.399	—	—	—	—	—	—	—
Vision No. of Units	62,366	54,056	7,035	—	—	—	—	—	—	—
NY Vision No. of Units	51	51	—	—	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.060	12.603	12.500	—	—	—	—	—	—	—
Value at End of Year	12.800	13.060	12.603	—	—	—	—	—	—	—
Vision 2007 No. of Units	69,636	77,484	36,619	—	—	—	—	—	—	—
NY Vision 2007 No. of Units	7,595	8,645	—	—	—	—	—	—	—	—
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	33.037	30.716	23.474	20.315	21.128	17.050	12.674	20.265	19.164	17.757
Value at End of Year	31.654	33.037	30.716	23.474	20.315	21.128	17.050	12.674	20.265	19.164
Vision No. of Units	39,908	41,147	93,844	106,319	114,301	127,128	144,134	128,990	140,521	164,047
NY Vision No. of Units	3,050	3,074	3,099	3,083	3,189	3,218	3,335	3,546	3,038	4,167
Mid Cap Index Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724	19.251	—
Value at End of Year	28.670	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724	—
Vision 2007 No. of Units	1,722	1,739	4,217	12,708	13,323	18,464	14,661	6,840	4,485	—
NY Vision 2007 No. of Units	—	94	97	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	31.553	29.397	22.512	19.513	20.338	15.667	12.251	19.623	18.588	17.266
Value at End of Year	30.167	31.553	29.397	22.512	19.513	20.338	15.667	12.251	19.623	18.588
Vision No. of Units	13,571	14,558	20,494	20,424	25,435	29,091	33,016	38,169	45,406	57,009
NY Vision No. of Units	465	480	482	80	89	580	610	4,414	3,999	23,534
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514	19.060	—
Value at End of Year	27.898	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514	—
Vision 2007 No. of Units	83	128	172	262	262	375	625	4,425	136	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.489	12.500	—
Value at End of Year	—	—	—	—	—	—	—	6.531	11.489	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	20,540	3,345	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.492	12.500	—
Value at End of Year	—	—	—	—	—	—	—	6.537	11.492	—
Vision No. of Units	—	—	—	—	—	—	—	3,560	371	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	11.473	—
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	26.147	24.609	18.286	15.213	17.032	14.068	10.888	19.686	16.197	14.502
Value at End of Year	26.490	26.147	24.609	18.286	15.213	17.032	14.068	10.888	19.686	16.197
Vision No. of Units	174,882	199,091	225,847	262,821	310,346	345,554	395,001	461,092	503,019	582,739
NY Vision No. of Units	12,637	13,993	14,722	16,271	21,619	25,496	32,125	36,857	48,181	63,951

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Mid Cap Stock Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013	22.087	—
Value at End of Year	32.967	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013	—
Vision 2007 No. of Units	2,883	3,778	12,835	7,587	10,806	11,245	10,963	13,595	15,676	—
NY Vision 2007 No. of Units	—	86	88	122	122	122	122	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821	19.635	17.616
Value at End of Year	31.523	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821	19.635
Vision No. of Units	44,343	54,804	63,085	68,491	84,296	83,224	103,346	117,564	130,148	169,151
NY Vision No. of Units	6,008	6,049	6,339	6,339	7,030	6,997	7,339	7,382	9,497	12,055
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	31.820	30.078	22.457	18.760	21.102	17.513	13.620	24.733	21.869	—
Value at End of Year	32.080	31.820	30.078	22.457	18.760	21.102	17.513	13.620	24.733	—
Vision 2007 No. of Units	1,443	1,480	1,493	2,747	2,918	2,963	3,044	2,905	1,635	—
NY Vision 2007 No. of Units	8,969	8,969	9,260	9,260	9,260	9,260	9,260	3,947	—	—
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	20.077	20.272	18.356
Value at End of Year	—	—	—	—	—	—	—	12.038	20.077	20.272
Vision No. of Units	—	—	—	—	—	—	—	213,745	262,884	319,673
NY Vision No. of Units	—	—	—	—	—	—	—	7,244	9,010	16,743
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	18.767	20.072	18.214
Value at End of Year	—	—	—	—	—	—	—	11.223	18.767	20.072
Vision No. of Units	—	—	—	—	—	—	—	158,020	220,373	273,372
NY Vision No. of Units	—	—	—	—	—	—	—	6,829	8,134	11,732
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	26.452	24.314	18.812	16.001	17.110	—	—	—	—	—
Value at End of Year	25.126	26.452	24.314	18.812	16.001	—	—	—	—	—
Vision No. of Units	91,568	99,587	111,555	133,810	155,151	—	—	—	—	—
NY Vision No. of Units	1,286	1,486	2,379	2,646	2,745	—	—	—	—	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	26.157	24.089	18.675	15.917	17.040	14.926	10.417	16.263	16.484	13.959
Value at End of Year	24.792	26.157	24.089	18.675	15.917	17.040	14.926	10.417	16.263	16.484
Vision No. of Units	55,711	70,603	77,499	89,001	105,441	301,131	341,910	27,104	50,251	41,998
NY Vision No. of Units	1,174	1,274	2,005	2,170	2,838	6,909	11,556	—	289	282
Money Market Trust - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	12.213	12.416	12.622	12.832	13.035	13.252	13.446	13.433	13.062	12.714
Value at End of Year	12.013	12.213	12.416	12.622	12.832	13.035	13.252	13.446	13.433	13.062
Vision No. of Units	310,508	347,290	436,259	488,748	604,004	656,771	936,976	1,497,725	1,164,520	1,024,212
NY Vision No. of Units	15,413	13,687	16,716	29,311	18,064	25,044	31,419	71,727	66,046	75,237
Money Market Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.612	11.811	12.013	12.219	12.419	12.632	12.838	12.859	12.649	—
Value at End of Year	11.417	11.612	11.811	12.013	12.219	12.419	12.632	12.838	12.859	—
Vision 2007 No. of Units	228,062	313,773	544,632	1,302,806	1,044,484	871,118	1,446,950	2,200,878	693,505	—
NY Vision 2007 No. of Units	—	167	921	7,859	7,855	14,493	40,674	29,208	67,194	—
Contracts with no Optional Benefits
Value at Start of Year	11.664	11.858	12.055	12.255	12.450	12.632	12.857	12.859	12.540	12.231
Value at End of Year	11.474	11.664	11.858	12.055	12.255	12.450	12.632	12.857	12.859	12.540
Vision No. of Units	203,190	204,910	295,995	381,698	498,097	563,953	748,795	1,039,982	689,415	553,669
NY Vision No. of Units	22,272	22,404	22,497	22,577	34,807	30,650	39,130	73,752	58,730	9,590

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.322	11.539	11.760	11.986	12.206	12.440	12.669	12.714	12.524	—
Value at End of Year	11.109	11.322	11.539	11.760	11.986	12.206	12.440	12.669	12.714	—
Vision 2007 No. of Units	99,167	121,824	186,464	282,177	384,569	461,720	619,577	612,416	66,601	—
NY Vision 2007 No. of Units	750	750	1,071	1,071	2,910	2,910	2,910	11,976	7,802	—
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707	41.756	—
Value at End of Year	—	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707	—
Vision 2007 No. of Units	—	—	7,731	10,241	12,722	13,621	17,748	17,150	9,680	—
NY Vision 2007 No. of Units	—	—	92	152	144	450	449	162	2,053	—
Contracts with no Optional Benefits
Value at Start of Year	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827	37.521	31.257
Value at End of Year	—	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827	37.521
Vision No. of Units	—	—	56,685	65,006	79,041	85,445	91,960	89,309	166,154	144,402
NY Vision No. of Units	—	—	2,045	2,834	5,988	7,074	7,260	4,787	6,398	6,283
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	33.074	32.758	33.316	42.644	37.834	24.268	51.227	21.725	—
Value at End of Year	—	—	33.074	32.758	33.316	42.644	37.834	24.268	51.227	—
Vision 2007 No. of Units	—	—	3,591	3,501	4,684	4,050	4,175	2,932	1,411	—
NY Vision 2007 No. of Units	—	—	3	3	202	246	326	359	199	—
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.177	19.658	17.812	15.135
Value at End of Year	—	—	—	—	—	—	14.341	11.177	19.658	17.812
Vision No. of Units	—	—	—	—	—	—	514	2,658	4,978	8,223
NY Vision No. of Units	—	—	—	—	—	—	8,981	700	846	1,119
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	8.565	14.516	13.523	12.379
Value at End of Year	—	—	—	—	—	—	11.147	8.565	14.516	13.523
Vision No. of Units	—	—	—	—	—	—	65,196	112,114	127,058	150,011
NY Vision No. of Units	—	—	—	—	—	—	5,294	5,294	5,883	7,728
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.323	22.619	21.725	—
Value at End of Year	—	—	—	—	—	—	17.282	13.323	22.619	—
Vision 2007 No. of Units	—	—	—	—	—	—	1,846	1,174	977	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	397	276	293	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.412	24.456	22.845	20.938
Value at End of Year	—	—	—	—	—	—	18.705	14.412	24.456	22.845
Vision No. of Units	—	—	—	—	—	—	26,285	27,620	40,266	61,597
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	13.147	22.366	21.510	—
Value at End of Year	—	—	—	—	—	—	17.020	13.147	22.366	—
Vision 2007 No. of Units	—	—	—	—	—	—	3,848	1,820	4,490	—
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	18.754	19.021	19.357	17.167	17.167	15.485	12.976	15.738	14.815	14.432
Value at End of Year	16.729	18.754	19.021	19.357	17.167	17.167	15.485	12.976	15.738	14.815
Vision No. of Units	66,959	82,744	102,106	110,926	110,718	106,880	107,796	103,923	84,657	121,451
NY Vision No. of Units	—	447	1,112	1,201	1,351	1,444	1,015	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.916	13.591
Value at End of Year	—	—	—	—	—	—	—	—	13.403	13.916
Vision No. of Units	—	—	—	—	—	—	—	—	17,669	21,640
NY Vision No. of Units	—	—	—	—	—	—	—	—	1,349	1,349
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	17.428	17.071
Value at End of Year	—	—	—	—	—	—	—	—	16.766	17.428
Vision No. of Units	—	—	—	—	—	—	—	—	3,059	4,064
NY Vision No. of Units	—	—	—	—	—	—	—	—	573	573
Real Estate Securities Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	47.461	36.628	37.275	32.321	30.016	23.619	18.447	30.961	37.303	27.458
Value at End of Year	47.934	47.461	36.628	37.275	32.321	30.016	23.619	18.447	30.961	37.303
Vision No. of Units	64,360	80,184	78,874	86,304	98,695	118,594	128,166	157,629	197,798	283,019
NY Vision No. of Units	4,757	4,760	4,762	4,993	5,919	5,921	6,366	7,764	9,058	9,788
Real Estate Securities Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	38.813	30.016	30.646	26.625	24.790	19.566	15.304	25.766	31.654	—
Value at End of Year	39.100	38.813	30.016	30.646	26.625	24.790	19.566	15.304	25.766	—
Vision 2007 No. of Units	1,530	4,394	2,659	5,861	8,259	10,584	9,994	10,139	3,046	—
NY Vision 2007 No. of Units	—	—	—	90	92	104	113	224	—	—
Contracts with no Optional Benefits
Value at Start of Year	41.958	32.431	33.096	28.739	26.745	19.566	16.495	25.766	33.503	24.712
Value at End of Year	42.288	41.958	32.431	33.096	28.739	26.745	19.566	16.495	25.766	33.503
Vision No. of Units	19,070	23,504	24,175	26,928	30,477	46,699	52,668	62,339	86,899	121,103
NY Vision No. of Units	221	221	1,524	1,524	1,194	1,483	1,674	2,727	2,813	2,866
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477	31.341	—
Value at End of Year	38.047	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477	—
Vision 2007 No. of Units	3,762	3,836	4,939	5,372	2,427	3,270	3,491	2,935	2,303	—
Real Return Bond Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	17.448	16.969	19.046	17.834	16.207	15.112	12.893	14.825	13.599	13.798
Value at End of Year	16.630	17.448	16.969	19.046	17.834	16.207	15.112	12.893	14.825	13.599
Vision No. of Units	126,512	147,616	184,544	221,906	235,383	255,189	298,288	346,114	414,976	529,778
NY Vision No. of Units	8,276	8,541	14,036	19,458	22,081	16,115	27,471	16,194	8,261	11,702
Science & Technology Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	24.779	22.314	15.805	14.549	16.033	13.080	8.084	14.795	12.581	12.121
Value at End of Year	26.004	24.779	22.314	15.805	14.549	16.033	13.080	8.084	14.795	12.581
Vision No. of Units	164,894	176,669	207,842	230,701	288,745	312,478	339,586	390,387	436,962	523,646
NY Vision No. of Units	18,071	19,317	20,423	25,798	24,770	29,707	30,099	34,128	39,983	50,775
Science & Technology Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564	14.638	—
Value at End of Year	28.551	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564	—
Vision 2007 No. of Units	19,269	2,123	14,606	1,677	4,173	7,045	5,767	3,824	416	—
NY Vision 2007 No. of Units	268	472	487	493	486	473	491	641	268	—
Contracts with no Optional Benefits
Value at Start of Year	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168	11.225	10.829
Value at End of Year	22.789	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168	11.225
Vision No. of Units	22,821	38,591	46,196	36,455	48,067	53,054	52,187	52,656	65,770	60,175
NY Vision No. of Units	172	248	291	329	340	350	387	423	1,317	4,287

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	26.589	24.045	17.106	15.818	17.518	14.353	8.912	16.378	14.493	—
Value at End of Year	27.783	26.589	24.045	17.106	15.818	17.518	14.353	8.912	16.378	—
Vision 2007 No. of Units	687	731	8,284	2,682	2,709	3,074	3,207	3,527	2,268	—
NY Vision 2007 No. of Units	—	—	—	—	292	292	292	292	292	—
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.294	12.356	12.672	12.730	12.592	12.500	—	—	—	—
Value at End of Year	12.170	12.294	12.356	12.672	12.730	12.592	—	—	—	—
Vision No. of Units	193,192	196,305	255,630	304,932	363,560	436,630	—	—	—	—
NY Vision No. of Units	6,235	8,113	13,743	10,383	12,620	13,739	—	—	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.152	12.245	12.589	12.678	12.572	12.500	—	—	—	—
Value at End of Year	11.991	12.152	12.245	12.589	12.678	12.572	—	—	—	—
Vision 2007 No. of Units	34,700	14,346	105,679	162,217	192,980	230,057	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.181	12.268	12.605	12.689	12.577	12.500	—	—	—	—
Value at End of Year	12.025	12.181	12.268	12.605	12.689	12.577	—	—	—	—
Vision No. of Units	125,579	118,180	148,667	153,949	205,850	268,771	—	—	—	—
NY Vision No. of Units	67,088	14,005	2,135	2,680	8,711	9,066	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.039	12.155	12.521	12.636	12.556	12.500	—	—	—	—
Value at End of Year	11.855	12.039	12.155	12.521	12.636	12.556	—	—	—	—
Vision 2007 No. of Units	3,424	3,424	3,424	13,581	13,581	14,284	—	—	—	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	28.835	27.310	19.309	16.882	18.457	—	—	—	—	—
Value at End of Year	25.794	28.835	27.310	19.309	16.882	—	—	—	—	—
Vision No. of Units	45,596	47,264	54,120	74,931	77,977	—	—	—	—	—
NY Vision No. of Units	90	95	99	103	338	—	—	—	—	—
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665	18.405	—
Value at End of Year	25.657	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665	—
Vision 2007 No. of Units	701	3,011	6,829	8,783	11,423	13,080	11,051	22,735	10,546	—
NY Vision 2007 No. of Units	—	98	99	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691	17.597	15.801
Value at End of Year	25.794	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691	17.597
Vision No. of Units	12,027	16,886	18,928	18,045	19,099	95,234	100,512	99,395	85,282	52,526
NY Vision No. of Units	682	682	1,157	1,157	1,157	1,501	1,390	2,907	1,385	1,274
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	18.942	16.603	18.197	15.238	11.553	19.560	18.332	—
Value at End of Year	—	—	26.725	18.942	16.603	18.197	15.238	11.553	19.560	—
Vision 2007 No. of Units	—	—	—	274	280	602	653	1,282	150	—
NY Vision 2007 No. of Units	—	—	112	112	112	112	112	—	—	—
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	25.532	24.818	18.201	15.939	16.968	13.651	10.958	16.807	17.467	15.098
Value at End of Year	23.965	25.532	24.818	18.201	15.939	16.968	13.651	10.958	16.807	17.467
Vision No. of Units	8,980	14,546	16,166	17,411	17,664	22,325	21,786	28,756	46,040	71,913
NY Vision No. of Units	2,578	2,587	2,595	1,522	1,533	6,372	1,820	1,831	1,840	3,706
Small Cap Index Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274	19.027	16.483
Value at End of Year	25.635	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274	19.027
Vision No. of Units	9,951	11,063	12,022	13,326	14,786	16,258	21,900	30,780	42,185	57,870
NY Vision No. of Units	2,772	2,772	3,060	2,595	2,600	2,600	2,600	6,327	6,327	25,430

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Small Cap Opportunities Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.431	32.204	23.359	20.326	21.338	16.729	12.705	22.322	24.578	22.621
Value at End of Year	30.253	32.431	32.204	23.359	20.326	21.338	16.729	12.705	22.322	24.578
Vision No. of Units	60,443	63,529	113,210	77,438	84,667	89,184	89,638	99,646	114,247	140,070
NY Vision No. of Units	3,200	4,586	4,671	3,032	3,565	4,028	4,497	5,756	10,529	14,065
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153	24.976	—
Value at End of Year	29.421	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153	—
Vision 2007 No. of Units	2,373	2,771	4,604	4,629	6,321	6,191	2,380	4,400	121	—
NY Vision 2007 No. of Units	—	89	86	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205	24.487	22.591
Value at End of Year	29.608	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205	24.487
Vision No. of Units	19,139	22,005	24,445	22,293	33,950	35,801	34,949	45,098	48,711	55,347
NY Vision No. of Units	858	868	1,258	634	662	668	675	683	754	769
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	30.886	30.822	22.449	19.622	20.686	16.299	12.434	21.948	24.778	—
Value at End of Year	28.685	30.886	30.822	22.449	19.622	20.686	16.299	12.434	21.948	—
Vision 2007 No. of Units	222	232	241	247	253	259	266	274	—	—
Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.945	14.145
Value at End of Year	—	—	—	—	—	—	—	—	14.741	14.945
Vision No. of Units	—	—	—	—	—	—	—	—	814	3,074
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857	17.797	—
Value at End of Year	26.909	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857	—
Vision 2007 No. of Units	1,424	2,358	26,351	7,498	9,953	13,211	14,017	13,786	11,767	—
NY Vision 2007 No. of Units	—	102	101	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	27.941	26.559	20.301	17.870	18.014	14.509	11.516	15.878	16.667	14.234
Value at End of Year	27.053	27.941	26.559	20.301	17.870	18.014	14.509	11.516	15.878	16.667
Vision No. of Units	53,669	59,061	64,120	68,287	82,805	80,321	77,355	111,047	123,900	142,919
NY Vision No. of Units	3,715	3,715	3,715	3,715	6,141	6,484	6,484	6,884	3,918	1,219
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	27.274	25.989	19.915	17.574	17.761	14.374	11.411	15.773	17.726	—
Value at End of Year	26.340	27.274	25.989	19.915	17.574	17.761	14.374	11.411	15.773	—
Vision 2007 No. of Units	707	707	707	707	707	1,168	1,485	1,245	455	—
NY Vision 2007 No. of Units	—	—	117	117	117	117	117	—	—	—
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.922	16.264	15.686
Value at End of Year	—	—	—	—	—	—	—	8.321	14.922	16.264
Vision No. of Units	—	—	—	—	—	—	—	4,978	6,319	10,967
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	34.387	34.920	26.974	23.582	24.198	20.271	16.140	22.495	23.148	20.388
Value at End of Year	31.930	34.387	34.920	26.974	23.582	24.198	20.271	16.140	22.495	23.148
Vision No. of Units	87,596	89,983	104,601	132,140	169,452	191,716	211,102	265,837	342,077	458,561
NY Vision No. of Units	2,754	2,880	6,126	6,231	7,529	7,873	10,029	12,698	14,987	20,025
Small Company Value Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982	20.624	—
Value at End of Year	26.415	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982	—
Vision 2007 No. of Units	3,219	3,322	7,229	8,331	7,029	6,569	8,370	16,769	13,573	—
NY Vision 2007 No. of Units	442	442	442	442	442	442	442	569	442	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Contracts with no Optional Benefits
Value at Start of Year	32.329	32.907	25.459	22.293	22.938	17.022	13.582	18.982	22.113	19.512
Value at End of Year	29.959	32.329	32.907	25.459	22.293	22.938	17.022	13.582	18.982	22.113
Vision No. of Units	40,164	45,674	50,601	56,061	61,294	70,398	87,312	102,589	130,918	166,052
NY Vision No. of Units	4,714	4,711	5,010	5,103	5,173	5,734	5,810	6,941	7,301	7,999
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	27.807	28.375	22.007	19.319	19.928	16.764	13.403	18.769	20.420	—
Value at End of Year	25.704	27.807	28.375	22.007	19.319	19.928	16.764	13.403	18.769	—
Vision 2007 No. of Units	629	629	629	629	629	629	1,140	1,717	516	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.862	14.751	16.143	13.124	12.500	—	—	—
Value at End of Year	—	—	—	16.862	14.751	16.143	13.124	—	—	—
Vision No. of Units	—	—	—	64,459	64,969	79,139	100,283	—	—	—
NY Vision No. of Units	—	—	—	5,015	5,205	7,571	7,740	—	—	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.755	14.688	16.107	13.115	12.500	—	—	—
Value at End of Year	—	—	—	16.755	14.688	16.107	13.115	—	—	—
Vision No. of Units	—	—	—	8,135	9,385	12,073	13,972	—	—	—
NY Vision No. of Units	—	—	—	927	932	940	966	—	—	—
Special Value Trust (merged into Small Cap Value Trust eff 11-09-2007) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.101
Value at End of Year	—	—	—	—	—	—	—	—	—	20.779
Vision No. of Units	—	—	—	—	—	—	—	—	—	10,056
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	267
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.056	20.662	21.040	19.980
Value at End of Year	—	—	—	—	—	—	20.704	17.056	20.662	21.040
Vision No. of Units	—	—	—	—	—	—	345,736	353,337	481,048	546,559
NY Vision No. of Units	—	—	—	—	—	—	9,627	10,586	11,901	11,877
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.914	15.693	16.185	—
Value at End of Year	—	—	—	—	—	—	15.632	12.914	15.693	—
Vision 2007 No. of Units	—	—	—	—	—	—	56,993	53,998	49,086	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	3,429	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.145	15.965	16.274	15.482
Value at End of Year	—	—	—	—	—	—	15.920	13.145	15.965	16.274
Vision No. of Units	—	—	—	—	—	—	59,018	63,869	97,125	133,939
NY Vision No. of Units	—	—	—	—	—	—	1,001	1,690	2,227	3,711
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	12.743	15.517	16.025	—
Value at End of Year	—	—	—	—	—	—	15.395	12.743	15.517	—
Vision 2007 No. of Units	—	—	—	—	—	—	4,877	3,774	1,013	—
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	21.371	20.680	20.251	18.244	18.179	12.500	—	—	—	—
Value at End of Year	21.277	21.371	20.680	20.251	18.244	18.179	—	—	—	—
Vision No. of Units	203,738	231,483	273,088	308,438	343,212	373,346	—	—	—	—
NY Vision No. of Units	3,474	4,997	8,498	9,366	6,683	7,413	—	—	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	21.078	20.449	20.076	18.135	18.104	12.500	—	—	—	—
Value at End of Year	20.932	21.078	20.449	20.076	18.135	18.104	—	—	—	—
Vision 2007 No. of Units	32,669	32,767	32,848	33,350	36,676	38,370	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Contracts with no Optional Benefits
Value at Start of Year	21.190	20.548	20.163	18.205	18.164	15.985	12.853	14.323	13.798	13.505
Value at End of Year	21.055	21.190	20.548	20.163	18.205	18.164	15.985	12.853	14.323	13.798
Vision No. of Units	36,641	40,912	49,042	51,335	55,495	59,150	29,213	22,756	32,340	29,067
NY Vision No. of Units	65	54	189	333	492	700	766	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	20.633	20.057	19.731	17.859	17.864	12.500	—	—	—	—
Value at End of Year	20.450	20.633	20.057	19.731	17.859	17.864	—	—	—	—
Vision 2007 No. of Units	4,019	4,046	4,072	4,091	4,108	5,049	—	—	—	—
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.699
Value at End of Year	—	—	—	—	—	—	—	—	—	21.734
Vision No. of Units	—	—	—	—	—	—	—	—	—	590,077
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	15,145
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.711
Value at End of Year	—	—	—	—	—	—	—	—	—	12.893
Vision No. of Units	—	—	—	—	—	—	—	—	—	22,044
NY Vision No. of Units	—	—	—	—	—	—	—	—	—	1,476
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.035	14.306	12.500	—	—	—	—
Value at End of Year	—	—	—	—	15.035	14.306	—	—	—	—
Vision No. of Units	—	—	—	—	31,774	111	—	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 11-02-2012)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	12.390	11.900	12.450	12.500	—	—	—	—	—	—
Value at End of Year	12.187	12.390	11.900	12.450	—	—	—	—	—	—
Vision 2007 No. of Units	64,953	56,162	50,967	90,375	—	—	—	—	—	—
NY Vision 2007 No. of Units	—	230	225	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	12.403	11.907	12.451	12.500	—	—	—	—	—	—
Value at End of Year	12.206	12.403	11.907	12.451	—	—	—	—	—	—
Vision No. of Units	30,325	3,709	15,513	13,917	—	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.336	11.873	12.446	12.500	—	—	—	—	—	—
Value at End of Year	12.110	12.336	11.873	12.446	—	—	—	—	—	—
Vision 2007 No. of Units	3,492	3,767	4,049	15,231	—	—	—	—	—	—
NY Vision 2007 No. of Units	106	457	—	—	—	—	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	23.180	22.500	23.348	21.882	21.407	20.218	18.094	17.901	16.776	16.462
Value at End of Year	—	23.180	22.500	23.348	21.882	21.407	20.218	18.094	17.901	16.776
Vision No. of Units	—	315,656	391,677	498,407	591,528	688,404	788,242	781,401	760,354	845,052
NY Vision No. of Units	—	41,195	54,753	58,247	64,025	68,712	95,300	111,330	121,703	136,348
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378	14.586	—
Value at End of Year	—	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378	—
Vision 2007 No. of Units	—	156,812	163,040	310,718	296,506	337,833	396,406	150,983	49,600	—
NY Vision 2007 No. of Units	—	—	—	138	134	141	132	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	19.725	19.197	19.961	18.742	18.372	17.288	15.512	15.378	14.511	14.264
Value at End of Year	—	19.725	19.197	19.961	18.742	18.372	17.288	15.512	15.378	14.511
Vision No. of Units	—	226,865	275,801	402,453	474,291	553,678	488,641	505,682	582,546	658,441
NY Vision No. of Units	—	5,136	7,546	8,060	9,006	12,472	15,960	19,388	32,816	41,149

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	19.071	18.608	19.397	18.258	17.943	17.026	15.307	15.206	14.441	—
Value at End of Year	—	19.071	18.608	19.397	18.258	17.943	17.026	15.307	15.206	—
Vision 2007 No. of Units	—	9,751	13,334	14,877	16,076	19,988	26,937	18,291	7,217	—
NY Vision 2007 No. of Units	—	—	682	682	682	682	682	—	—	—
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Contracts with no Optional Benefits
Value at Start of Year	18.796	17.142	13.065	11.500	11.659	10.114	7.979	12.917	12.487	11.010
Value at End of Year	18.371	18.796	17.142	13.065	11.500	11.659	10.114	7.979	12.917	12.487
Vision No. of Units	47,224	46,978	40,906	25,619	29,707	32,350	43,296	39,535	61,908	85,751
NY Vision No. of Units	—	—	—	—	393	393	393	393	393	393
Total Stock Market Index Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723	16.195	14.305
Value at End of Year	23.401	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723	16.195
Vision No. of Units	20,672	15,533	12,898	14,576	15,436	16,455	21,540	22,060	29,984	60,002
NY Vision No. of Units	732	732	14,116	—	—	—	—	866	1,048	1,196
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	11.554	11.788	12.022	12.184	12.402	12.500	—	—	—	—
Value at End of Year	11.342	11.554	11.788	12.022	12.184	12.402	—	—	—	—
Vision 2007 No. of Units	347,927	403,398	86,514	66,511	77,635	13,964	—	—	—	—
NY Vision 2007 No. of Units	—	128	325	—	—	—	—	—	—	—
Contracts with no Optional Benefits
Value at Start of Year	11.579	11.808	12.036	12.193	12.405	12.500	—	—	—	—
Value at End of Year	11.373	11.579	11.808	12.036	12.193	12.405	—	—	—	—
Vision No. of Units	415,634	426,558	133,247	66,837	85,993	25,958	—	—	—	—
NY Vision No. of Units	—	—	3,836	195	1,020	—	—	—	—	—
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.452	11.707	11.964	12.150	12.392	12.500	—	—	—	—
Value at End of Year	11.220	11.452	11.707	11.964	12.150	12.392	—	—	—	—
Vision 2007 No. of Units	29,215	17,301	70,657	42,813	55,212	12,708	—	—	—	—
NY Vision 2007 No. of Units	115	490	2,490	—	—	—	—	—	—	—
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	25.480	23.726
Value at End of Year	—	—	—	—	—	—	—	—	25.379	25.480
Vision No. of Units	—	—	—	—	—	—	—	—	1,394,051	1,716,724
NY Vision No. of Units	—	—	—	—	—	—	—	—	74,087	102,210
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.331	12.434
Value at End of Year	—	—	—	—	—	—	—	—	13.242	13.331
Vision No. of Units	—	—	—	—	—	—	—	—	154,469	207,483
NY Vision No. of Units	—	—	—	—	—	—	—	—	10,391	10,980
U.S. Equity Trust - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	17.498	16.022	12.703	12.500	—	—	—	—	—	—
Value at End of Year	17.303	17.498	16.022	12.703	—	—	—	—	—	—
Vision No. of Units	285,125	310,362	345,277	376,917	—	—	—	—	—	—
NY Vision No. of Units	4,094	5,074	6,407	7,486	—	—	—	—	—	—
U.S. Equity Trust - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	17.407	15.977	12.682	12.500	—	—	—	—	—	—
Value at End of Year	17.178	17.407	15.977	12.682	—	—	—	—	—	—
Vision No. of Units	8,709	8,937	9,517	11,206	—	—	—	—	—	—
NY Vision No. of Units	403	403	403	403	—	—	—	—	—	—

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.970	12.951
Value at End of Year	—	—	—	—	—	—	—	—	13.219	12.970
Vision No. of Units	—	—	—	—	—	—	—	—	32,480	45,699
NY Vision No. of Units	—	—	—	—	—	—	—	—	3,669	8,312
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.943	12.964
Value at End of Year	—	—	—	—	—	—	—	—	13.175	12.943
Vision No. of Units	—	—	—	—	—	—	—	—	24,049	26,625
NY Vision No. of Units	—	—	—	—	—	—	—	—	1,276	2,317
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 04-01-1993)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.905	16.401	16.166	15.744
Value at End of Year	—	—	—	—	—	—	16.957	15.905	16.401	16.166
Vision No. of Units	—	—	—	—	—	—	397,264	539,744	525,434	590,154
NY Vision No. of Units	—	—	—	—	—	—	13,831	18,798	20,939	31,156
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.210	13.661	13.645	—
Value at End of Year	—	—	—	—	—	—	14.055	13.210	13.661	—
Vision 2007 No. of Units	—	—	—	—	—	—	327,463	176,397	55,693	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	1,613	1,613	—	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.376	13.826	13.658	13.326
Value at End of Year	—	—	—	—	—	—	14.055	13.376	13.826	13.658
Vision No. of Units	—	—	—	—	—	—	376,768	329,105	374,395	399,555
NY Vision No. of Units	—	—	—	—	—	—	7,920	7,773	13,713	15,314
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	13.036	13.508	13.510	—
Value at End of Year	—	—	—	—	—	—	13.842	13.036	13.508	—
Vision 2007 No. of Units	—	—	—	—	—	—	37,272	27,935	22,804	—
NY Vision 2007 No. of Units	—	—	—	—	—	—	—	4,991	—	—
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	10.859	13.984	13.846	12.859
Value at End of Year	—	—	—	—	—	—	15.635	10.859	13.984	13.846
Vision No. of Units	—	—	—	—	—	—	10,094	6,373	6,133	5,065
NY Vision No. of Units	—	—	—	—	—	—	1,134	—	—	154
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series I Shares (units first credited 05-01-1999)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.592	14.886	13.676
Value at End of Year	—	—	—	—	—	—	—	8.771	14.592	14.886
Vision No. of Units	—	—	—	—	—	—	—	497,451	618,638	787,362
NY Vision No. of Units	—	—	—	—	—	—	—	43,495	48,707	58,717
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.745	16.742	—
Value at End of Year	—	—	—	—	—	—	—	9.442	15.745	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	4,190	4,769	—
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.014	15.345	14.136
Value at End of Year	—	—	—	—	—	—	—	9.008	15.014	15.345
Vision No. of Units	—	—	—	—	—	—	—	131,848	160,834	191,020
NY Vision No. of Units	—	—	—	—	—	—	—	8,183	9,392	9,682

Vision Prior

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	15.568	16.576	—
Value at End of Year	—	—	—	—	—	—	—	9.317	15.568	—
Vision 2007 No. of Units	—	—	—	—	—	—	—	3,452	2,663	—
Utilities Trust - Series I Shares (units first credited 04-30-2001)
Contracts with no Optional Benefits
Value at Start of Year	29.781	26.891	22.675	20.285	19.336	17.255	13.113	21.730	17.341	13.457
Value at End of Year	24.969	29.781	26.891	22.675	20.285	19.336	17.255	13.113	21.730	17.341
Vision No. of Units	22,079	27,209	28,251	33,861	42,430	45,047	45,800	64,016	83,082	92,601
NY Vision No. of Units	2,764	2,764	2,788	2,788	3,772	4,030	3,990	5,049	5,623	7,166
Utilities Trust - Series II Shares (units first credited 01-28-2002)
Contracts with no Optional Benefits
Value at Start of Year	41.923	37.914	32.027	28.725	27.401	24.516	18.674	30.990	24.790	19.271
Value at End of Year	35.043	41.923	37.914	32.027	28.725	27.401	24.516	18.674	30.990	24.790
Vision No. of Units	4,612	5,732	6,441	6,711	7,840	12,069	16,397	30,361	53,700	59,353
NY Vision No. of Units	—	—	220	220	220	220	1,136	1,136	569	399
Value Trust - Series I Shares (units first credited 01-01-1997)
Contracts with no Optional Benefits
Value at Start of Year	45.685	42.291	31.754	27.494	27.680	23.025	16.580	28.509	26.785	22.495
Value at End of Year	40.941	45.685	42.291	31.754	27.494	27.680	23.025	16.580	28.509	26.785
Vision No. of Units	79,868	87,948	102,751	117,736	146,557	164,983	183,219	219,717	284,170	349,612
NY Vision No. of Units	6,957	7,111	6,786	6,850	6,922	7,385	6,894	8,828	9,896	11,959
Value Trust - Series II Shares (units first credited 01-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386	20.538	—
Value at End of Year	28.683	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386	—
Vision 2007 No. of Units	592	3,560	3,307	6,125	4,886	6,292	14,150	11,460	7,635	—
NY Vision 2007 No. of Units	—	—	—	—	186	186	291	291	515	—
Contracts with no Optional Benefits
Value at Start of Year	32.712	30.340	22.831	19.809	19.971	16.379	12.021	20.700	19.486	16.399
Value at End of Year	29.241	32.712	30.340	22.831	19.809	19.971	16.379	12.021	20.700	19.486
Vision No. of Units	8,130	8,372	9,612	12,390	15,011	23,242	31,001	47,483	62,753	69,477
NY Vision No. of Units	973	967	1,043	1,124	1,212	1,329	1,488	937	937	1,202
Vision 2007 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	31.302	29.105	21.956	19.098	19.302	16.130	11.676	20.158	20.335	—
Value at End of Year	27.910	31.302	29.105	21.956	19.098	19.302	16.130	11.676	20.158	—
Vision 2007 No. of Units	2,709	2,709	2,709	2,709	2,709	2,709	2,709	2,709	2,709	—
NY Vision 2007 No. of Units	—	—	266	266	266	266	266	—	—	—

To obtain a Venture Vision® Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture Vision® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture Vision® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

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Please send me a Venture Vision® Variable Annuity Statement of Additional Information dated May 2, 2016, for

☐    Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐    Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City                                                   State                                       Zip

Venture Vision® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 2, 2016

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York
(to be read with this Statement of Additional Information)

Venture Variable Annuity

Venture 4 Variable Annuity

Venture III Variable Annuity

Venture Vantage Variable Annuity

Venture Vision Variable Annuity

Wealthmark Variable Annuity

Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 551-2078	Mailing Address Post Office Box 55445 Boston, MA 02205-5445 www.jhannuitiesnewyork.com

JHNY SEP ACCT A SAI 05/16

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; and its overnight mail address is 30 Dan Road – Suite 55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933.The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings

Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2015, and for each of the two years in the period ended December 31, 2015, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $2.55 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2015, 2014, and 2013, were $252,644,283, $284,122,028, and $290,380,853, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2015) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

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Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information on Section 403(b) Plans or Tax-Sheltered

Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and

Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

4

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2015, 2014 and 2013

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2015, 2014 and 2013

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2015 and 2014 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2015 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2015.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 5, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS

	December 31,
	2015	2014

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$4,636	$5,998
Stocks:
Preferred stocks	-	1
Common stocks	76	4
Investments in affiliates	55	-
Mortgage loans on real estate	806	1,089
Real estate:
Investment properties	181	235
Cash, cash equivalents and short-term investments	72	112
Policy loans	170	161
Derivatives	756	675
Receivable for collateral on derivatives	4	2
Receivable for securities	1	1
Other invested assets	402	186

Total cash and invested assets	7,159	8,464
Investment income due and accrued	79	97
Premiums due and deferred	17	12
Amounts recoverable from reinsurers	23	5
Funds held by or deposited with reinsured companies	930	-
Net deferred tax asset	83	60
Other reinsurance receivable	16	25
Amounts due from affiliates	579	686
Other assets	56	15
Assets held in separate accounts	7,448	8,111

Total admitted assets	$16,390	$17,475

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS – (CONTINUED)

	December 31,
	2015	2014

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,675	$4,693
Policyholders’ and beneficiaries funds	266	194
Dividends payable to policyholders	17	4
Policy benefits in process of payment	25	18
Other amount payable on reinsurance	411	100
Other policy obligations	2	2

Total policy and contract obligations	6,396	5,011
Payable to parent and affiliates	86	74
Transfers to (from) separate account, net	(38)	(60)
Asset valuation reserve	72	62
Reinsurance in unauthorized companies	7	6
Funds withheld from unauthorized reinsurers	331	2,278
Interest maintenance reserve	170	177
Current federal income taxes payable	-	6
Derivatives	468	418
Payables for collateral on derivatives	120	141
Other general account obligations	20	36
Obligations related to separate accounts	7,448	8,111

Total liabilities	15,080	16,260

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2015 and 2014)	2	2
Paid-in surplus	913	913
Unassigned surplus	395	300

Total capital and surplus	1,310	1,215

Total liabilities and capital and surplus	$16,390	$17,475

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,751	$1,041	$1,043
Consideration for supplementary contracts with life contingencies	12	23	22
Net investment income	335	380	543
Amortization of interest maintenance reserve	14	14	18
Commissions and expense allowance on reinsurance ceded	(34)	38	39
Reserve adjustment on reinsurance ceded	(8)	(7)	(12)
Separate account administrative and contract fees	110	114	116
Other revenue	30	21	4

Total premiums and other revenues	2,210	1,624	1,773

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,361	1,392	1,355
Annuity benefits	164	242	279
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	10	7	7
Payments on supplementary contracts with life contingencies	8	7	6
Increase (decrease) in life and long-term care reserves	988	433	(108)

Total benefits paid or provided	2,532	2,082	1,540

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	164	99	96
General expenses	48	51	52
Insurance taxes, licenses and fees	9	5	10
Net transfers to (from) separate accounts	(469)	(517)	(497)
Investment income ceded	90	207	60
Other deductions	(113)	(99)	(111)

Total insurance expenses and other deductions	(271)	(254)	(390)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(51)	(204)	623
Dividends to policyholders	30	6	7

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(81)	(210)	616
Federal income tax expense (benefit)	(74)	(3)	62

Income (loss) from operations before net realized capital gains (losses)	(7)	(207)	554

Net realized capital gains (losses)	(11)	(25)	(88)

Net income (loss)	$(18)	$(232)	$466

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2013	$2	$913	$90	$1,005
Net income (loss)			466	466
Change in net unrealized capital gains (losses)			(92)	(92)
Change in net deferred income tax			(101)	(101)
Decrease (increase) in non-admitted assets			(3)	(3)
Decrease (increase) in asset valuation reserves			21	21
Change in surplus as a result of reinsurance			(12)	(12)

Balances at December 31, 2013	2	913	369	1,284

Net income (loss)			(232)	(232)
Change in net unrealized capital gains (losses)			134	134
Change in net deferred income tax			91	91
Decrease (increase) in non-admitted assets			(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance			(2)	(2)
Decrease (increase) in asset valuation reserves			(41)	(41)
Change in surplus as a result of reinsurance			(11)	(11)
Other adjustments, net			7	7

Balances at December 31, 2014	2	913	300	1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	$2	$913	$395	$1,310

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$2,446	$1,064	$1,066
Net investment income received	346	417	580
Separate account fees	110	114	116
Commissions and expenses allowance on reinsurance ceded	21	27	27
Miscellaneous income	(147)	18	4
Benefits and losses paid	(1,263)	(1,696)	(1,638)
Net transfers from (to) separate accounts	492	541	504
Commissions and expenses (paid) recovered	(228)	(262)	(138)
Dividends paid to policyholders	(1)	(7)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	5	(39)	(73)

Net cash provided by operating activities	1,781	177	441

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	2,021	2,342	3,704
Stocks	1	4	-
Mortgage loans on real estate	138	91	95
Real estate	(1)	33	-
Other invested assets	32	17	1

Total investment proceeds	2,191	2,487	3,800

Cost of investments acquired:
Bonds	1,660	2,162	3,586
Stocks	70	2	5
Mortgage loans on real estate	187	27	283
Real estate	4	(2)	196
Other invested assets	243	117	61
Derivatives	14	37	75

Total cost of investments acquired	2,178	2,343	4,206
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	23	(116)	142
Net increase (decrease) in policy loans	9	18	4

Net cash provided by (used in) investment activities	(19)	242	(552)

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(6)	(9)	(4)
Other cash provided (applied)	(1,796)	(332)	(35)

Net cash provided by (used in) financing and miscellaneous activities	(1,802)	(341)	(39)

Net increase (decrease) in cash, cash equivalents and short-term investments	(40)	78	(150)
Cash, cash equivalents and short-term investments at beginning of year	112	34	184

Cash, cash equivalents and short-term investments at end of year	$72	$112	$34

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) reinsurance transaction and other affiliate transactions, net	$1,395	$-	$-
Transfer of invested assets for NYL reinsurance transactions and other affiliates, net	(1,395)	-	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located exclusively in the State of New York (“NY”). Through its insurance operations, the Company offers a variety of individual life insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2015, 2014 and 2013, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $380 million and $470 million of reserves at December 31, 2015 and 2014, respectively, as a result of asset adequacy analysis. At December 31, 2015 and 2014, the Company held reserves of $343 million and $292 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2015 or 2014. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2015 and 2014, the Company recorded additional reserves of $26 million and $24 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guaranties under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2015 and 2014, the Company recorded additional reserves of $139 million and $138 million, respectively, pursuant to Regulation 147.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2 . Significant Accounting Policies - (continued)

acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 19% and 12% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2015 and 2014, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York.

The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2015 and 2014, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

As of December 31, 2015, the Company had not adopted any new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Future Adoption of New Accounting Standards

As of December 31, 2015, there were no pending new accounting standards that would have a material impact on the Company’s Balance Sheet or Statement of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2015, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
U.S. government and agencies	$1,341	$133	$(4)	$1,470
States and political subdivisions	149	23	(1)	171
Foreign governments	48	3	-	51
Corporate bonds	2,596	130	(58)	2,668
Mortgage-backed and asset-backed securities	502	36	(4)	534

Total bonds	$4,636	$325	$(67)	$4,894

December 31, 2014:
U.S. government and agencies	$1,614	$215	$-	$1,829
States and political subdivisions	201	38	-	239
Foreign governments	61	7	-	68
Corporate bonds	3,465	282	(12)	3,735
Mortgage-backed and asset-backed securities	657	58	(1)	714

Total bonds	$5,998	$600	$(13)	$6,585

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2015, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$160	$161
Due after one year through five years	550	559
Due after five years through ten years	635	642
Due after ten years	2,789	2,998
Mortgage-backed and asset-backed securities	502	534

Total	$4,636	$4,894

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2015	2014

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$16	$17
Bonds pledged in support of exchange-traded futures	29	26
Bonds and cash pledged in support of cleared interest rate swaps	21	19

Total fair value	$66	$62

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2015 and 2014, the Company held below investment grade corporate bonds of $118 million and $111 million, with an aggregate fair value of $108 million and $112 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2015:
U.S. government and agencies	$107	$(4)	$-	$-	$107	$(4)
States and political subdivisions	14	(1)	-	-	14	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	778	(31)	100	(27)	878	(58)
Mortgage-backed and asset-backed securities	118	(3)	9	(1)	127	(4)
Total	$1,017	$(39)	$109	$(28)	$1,126	$(67)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2014:
U.S. government and agencies	$24	$-	$59	$-	$83	$-
States and political subdivisions	-	-	3	-	3	-
Foreign governments	3	-	-	-	3	-
Corporate bonds	166	(3)	261	(9)	427	(12)
Mortgage-backed and asset-backed securities	26	-	18	(1)	44	(1)
Total	$219	$(3)	$341	$(10)	$560	$(13)

At December 31, 2015 and 2014, there were 306 and 148 bonds that had a gross unrealized loss of which the single largest unrealized loss was $4 million and $1 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Proceeds	$1,733	$1,945	$3,066
Realized gross gains	43	59	43
Realized gross losses	(21)	(49)	(138)

For the years ended December 31, 2015 and 2014, there were no realized capital losses related to bonds that had experienced an other-than-temporary decline in value.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2015 and 2014.

Affiliate Transactions

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, the Company sold certain and acquired certain bonds to its parent, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$-	$-	$-	$-
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	73	5	(2)	76
Affiliates*	55	-	-	55

Total stocks	$128	$5	$(2)	$131

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$1	$-	$-	$1
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	3	1	-	4
Affiliates*	-	-	-	-

Total stocks	$4	$1	$-	$5

*	Affiliates — fair value represents the carrying value

At December 31, 2015 and 2014, there were 26 and 1 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2015 and 2014, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2015, 2014 and 2013, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2015 and 2014, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$266	East North Central	$134
Industrial	83	East South Central	10
Office buildings	187	Middle Atlantic	121
Retail	205	Mountain	55
Agricultural	-	New England	19
Agribusiness	12	Pacific	284
Mixed use	-	South Atlantic	115
Other	53	West North Central	44
Allowance	-	West South Central	24
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$806	Total mortgage loans on real estate	$806

December 31, 2014:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$293	East North Central	$168
Industrial	116	East South Central	5
Office buildings	348	Middle Atlantic	153
Retail	238	Mountain	52
Agricultural	-	New England	28
Agribusiness	10	Pacific	405
Mixed use	-	South Atlantic	187
Other	84	West North Central	45
Allowance	-	West South Central	46
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$1,089	Total mortgage loans on real estate	$1,089

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2015, the respective maximum and minimum lending rates for mortgage loans issued were 6.25% and 3.24% for commercial loans. The Company issued no new agricultural loans during 2015. The Company issued no purchase money mortgages in 2015 or 2014. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $1 million at December 31, 2015 and 2014, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2015, 2014 and 2013, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2015	2014	2013

(in millions)
Balance at beginning of year	$-	$-	$-
Additions, net	-	-	-
Recoveries of amounts previously charged off	-	-	-

Balance at end of year	$-	$-	$-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2015	2014

	(in millions)
AAA	$43	$67
AA	202	186
A	341	392
BBB	220	439
BB	-	5
B and lower and unrated	-	-

Total	$806	$1,089

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, John Hancock Life & Health Company (“JHLH”). These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2015	2014

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	193	249
Properties held for sale	-	-
Less accumulated depreciation	(12)	(14)

Total	$181	$235

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2015, 2014 and 2013, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations.

In 2014, the Company sold real estate to its parent, JHUSA. The real estate had a book value of $32 million and a fair value of $33 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2015 and 2014.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company had no impairments in partnerships and LLCs in 2015, 2014, or 2013. Any impairment is based significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2015 or 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Income:
Bonds	$232	$264	$272
Preferred stocks	-	-	-
Common stocks	-	-	-
Mortgage loans on real estate	48	63	53
Real estate	29	38	21
Policy loans	5	7	7
Cash, cash equivalents and short-term investments	-	-	-
Other invested assets	35	33	199
Derivatives	29	22	22
Other income	2	-	1

Total investment income	380	427	575
Expenses
Investment expenses	(37)	(39)	(29)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(1)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(2)

Total investment expenses	(45)	(47)	(32)

Net investment income	$335	$380	$543

Other invested assets above represent income earned from the Company’s investment in JHIMS.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Realized capital gains (losses)	$61	$(19)	$(173)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(27) in 2015, $(2) in 2014, and $(30) in 2013)	50	5	(56)

Realized capital gains (losses) before tax	11	(24)	(117)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	22	1	(29)

Net realized capital gains (losses)	$(11)	$(25)	$(88)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$7	$-	$22	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	173	-	-	39	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$385	$7	$-	$61	$-

Other Hedging Relationships
	Interest rate swaps	$10,904	$749	$468	$749	$468
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	608	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	23	-	-	-	-
	Equity index futures	485	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$12,020	$749	$468	$749	$468

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$12,405	$756	$468	$810	$468

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$8	$-	$25	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	223	-	-	50	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$435	$8	$-	$75	$-

Other Hedging Relationships
	Interest rate swaps	$9,323	$667	$418	$667	$418
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	381	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity options	11	-	-	-	-
	Equity index futures	444	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,159	$667	$418	$667	$418

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$10,594	$675	$418	$742	$418

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2015, 2014 and 2013, the Company recorded net unrealized gains of $19 million, $27 million, and $4 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2015, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The maximum time frame for which variable cash flows are hedged is 5 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $0 million, and $8 million (including $0 million, $0 million, and $8 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2015, 2014 and 2013, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2015, 2014 and 2013 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$32	$196	$(144)
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$32	$196	$(144)

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$8
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	(5)	(8)	5
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity options	-	-	-
Equity index futures	(10)	(29)	(90)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(15)	$(37)	$(77)

Total gain (loss) from derivatives in other hedging relationships	$17	$159	$(221)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2015 and 2014, the Company had accepted collateral consisting of cash of $120 million and $141 million and various securities with a fair value of $258 million and $211 million, respectively, which are held in separate custodial accounts. In addition, the Company has

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate —The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. The Company’s derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgment is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	76	76	68	-	8

Total common stocks	76	76	68	-	8
Derivatives:
Interest rate swaps	749	749	-	749	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	749	749	-	749	-
Assets held in separate accounts	7,448	7,448	7,448	-	-

Total assets	$8,273	$8,273	$7,516	$749	$8

Liabilities:
Derivatives:
Interest rate swaps	$468	$468	$-	$468	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	468	468	-	468	-
Liabilities held in separate accounts	7,448	7,448	7,448	-	-

Total liabilities	$7,916	$7,916	$7,448	$468	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	4	4	-	-	4

Total common stocks	4	4	-	-	4
Derivatives:
Interest rate swaps	667	667	-	667	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	667	667	-	667	-
Assets held in separate accounts	8,111	8,111	8,111	-	-

Total assets	$8,782	$8,782	$8,111	$667	$4

Liabilities:
Derivatives:
Interest rate swaps	$418	$418	$-	$418	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	418	418	-	418	-
Liabilities held in separate accounts	8,111	8,111	8,111	-	-

Total liabilities	$8,529	$8,529	$8,111	$418	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,636	$4,894	$-	$4,533	$361
Preferred stocks	-	-	-	-	-
Mortgage loans on real estate	806	861	-	-	861
Cash, cash equivalents and short term investments	72	72	72	-	-
Policy loans	170	170	-	170	-
Derivatives in effective hedge accounting and RSAT relationships	7	61	-	61	-

Total assets	$5,691	$6,058	$72	$4,764	$1,222

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	84	83	-	-	83
Policyholders’ and beneficiaries funds	266	288	-	148	140
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$350	$371	$-	$148	$223

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$5,998	$6,585	$-	$6,128	$457
Preferred stocks	1	1	-	-	1
Mortgage loans on real estate	1,089	1,195	-	-	1,195
Cash, cash equivalents and short term investments	112	112	97	15	-
Policy loans	161	161	-	161	-
Derivatives in effective hedge accounting and RSAT relationships	8	75	-	75	-

Total assets	$7,369	$8,129	$97	$6,379	$1,653

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	88	87	-	-	87
Policyholders’ and beneficiaries funds	194	233	-	163	70
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$282	$320	$-	$163	$157

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2015 and 2014, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2015, 2014 and 2013, are summarized as follows:

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:			Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus	Amounts credited to separate account liabilities (2)					Into Level 3 (3)	Out of Level 3 (3)

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-		- -

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:							Transfers
		Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total common stocks	-	-	-	-	3	-	-	-	-	-	3
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$-	$-	$-	$-	$3	$-	$-	$-	$-	$-	$3

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums earned
Direct	$1,021	$1,025	$992
Assumed	1,079	293	321
Ceded	(349)	(277)	(270)

Net	$1,751	$1,041	$1,043

Benefits to policyholders ceded	$(544)	(473)	(557)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2015, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2015, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

In 2015 and 2014, the Company did not commute any ceded reinsurance.

As of December 31, 2015, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $325 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

Year ended December 31,
2015
(in millions)
Premiums ceded	$ (2,189)
Premiums assumed	875
Benefits ceded	(85)
Benefits assumed	34
Other amounts payable on reinsurance	332
Funds held by or deposited with reinsured companies	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums assumed, net	$2,231	$192	$216
Benefits assumed, net	436	394	483
Other reinsurance receivable	1	10	15
Other amounts payable on reinsurance	60	86	124
Funds withheld from unauthorized reinsurers	-	1,952	1,978
Treaty settlement received (paid)	(527)	(449)	(532)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	(42)	(40)	(62)
Other amounts payable on reinsurance	3	-	5
Funds withheld from unauthorized reinsurers	15	25	26

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO and during the year, a small number of these policies were recaptured for administration purposes. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2015	2014	2013

	(in millions)
Premiums ceded	$-	$(4)	$(7)
Benefits ceded	(8)	(8)	(5)
Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	-	1	-
Funds withheld from unauthorized reinsurers	316	301	223

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$375	$-	$375
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	375	-	375
(d) Deferred tax assets nonadmitted	133	-	133

(e) Subtotal net admitted deferred tax asset (c — d)	242	-	242
(f) Deferred tax liabilities	120	39	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(39)	$83

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$401	$1	$402
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	401	1	402
(d) Deferred tax assets nonadmitted	208	-	208

(e) Subtotal net admitted deferred tax asset (c — d)	193	1	194
(f) Deferred tax liabilities	101	33	134

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$92	$(32)	$60

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(26)	$(1)	$(27)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	(26)	(1)	(27)
(d) Deferred tax assets nonadmitted	(75)	-	(75)

(e) Subtotal net admitted deferred tax asset (c — d)	49	(1)	48
(f) Deferred tax liabilities	19	6	25

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$30	$(7)	$23

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2015
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$40	$-	$40
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$242	$-	$242

	December 31, 2014
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$60	$-	$60
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	173	-	173
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	133	1	134

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$193	$1	$194

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$(20)	$-	$(20)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	11	-	11
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	26	(1)	25

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$49	$(1)	$48

	2015	2014

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1609%	1986	%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,227	$1,156

Impact of tax planning strategies is as follows:

	December 31, 2015
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$375	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$242	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2014
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$401	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$193	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(26)	$(1)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$49	$(1)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
1. Current income tax
(a) Federal	$(74)	$(3)	$(71)
(b) Foreign	-	-	-

(c) Subtotal	(74)	(3)	(71)
(d) Federal income tax on net capital gains	22	1	21
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(52)	$(2)	$(50)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2015	2014	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	342	313	29
(4) Investments	7	6	1
(5) Deferred acquisition costs	4	67	(63)
(6) Policyholder dividends accrual	-	-	-
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	-	-	-
(11) Net operating loss carryforward	4	2	2
(12) Tax credit carry-forward	10	9	1
(13) Other (including items <5% of total ordinary tax assets)	8	4	4

(99) Subtotal	$375	$401	$(26)

(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	133	208	(75)

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$242	$193	$49

(e) Capital:
(1) Investments	$-	$1	$(1)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$-	$1	$(1)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$-	$1	$(1)
(i) Admitted deferred tax assets (2(d)+2(h))	$242	$194	$48

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$99	$79	$20
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	6	4	2
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	15	18	(3)

(99) Subtotal	$120	$101	$19
(b) Capital:
(1) Investments	$39	$32	$7
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	1	(1)

(99) Subtotal	$39	$33	$6

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$159	$134	$25

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$83	$60	$23

The change in net deferred income taxes is comprised of the following:

	December 31,
	2015	2014	Change

	(in millions)
Total deferred tax assets	$375	$402	$(27)
Total deferred tax liabilities	159	134	25

Net deferred tax assets (liabilities)	$216	$268	$(52)

Tax effect of unrealized gains and losses			(14)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$(38)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(in millions)
Ordinary provisions computed at statutory rate	$(28)	$(74)	$216
Net realized capital gains (losses) before IMR at statutory rate	21	(7)	(61)
Change in nonadmitted assets	-	-	-
Reinsurance	18	(4)	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	1	1
Amortization of IMR	(19)	(5)	(6)
Tax recorded in surplus	2	1	-
Dividend received deduction	(7)	(7)	(7)
Investment in subsidiaries	1	-	-
Prior year adjustment	(1)	-	1
Tax credits	(1)	(1)	(1)
Change in tax reserve	1	3	(4)
Pension	-	-	-
Other	-	-	(1)

Total	$(13)	$(93)	$134

Federal and foreign income taxes incurred	$(74)	$(3)	$62
Capital gains tax	23	1	(29)
Change in net deferred income taxes	38	(91)	101

Total statutory income tax expense (benefit)	$(13)	$(93)	$134

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2015, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2013	2028	$6
	2014	2029	5
	2015	2030

			$11

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	$1
	2007	2017	1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	1
	2015	2025	1

			$8

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0 million, $0 million and $40 million for 2015, 2014 and 2013, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company (USA)
Hancock Forest Management Inc.	John Hancock Real Estate Finance Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Financial Services Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Financial Corporation	Transamerica Fund Distributors Inc.
John Hancock Insurance Agency Inc.	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) the Company’s parent, JHUSA, are $50 million and $3 million at December 31, 2015 and 2014, respectively, and are included in other assets on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014

	(in millions)
Balance at beginning of year	$8	$5
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	2
Reductions for tax positions of prior years	-	-

Balance at end of year	$9	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Included in the balances as of December 31, 2015 and 2014, respectively, are $9 million and $8 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2015 and 2014 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $2 million of interest benefit in each of the years ended December 31, 2015, 2014, and 2013, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2015 and 2014, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2015, 2014 and 2013.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent. New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations excluding realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2015, 2014 and 2013.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2015 and 2014, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $68 million, $68 million, and $65 million at December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, the Company had amounts payable of $15 million and $16 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and JHA pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $17 million and $18 million for the years ended December 31, 2015 and 2014, respectively.

The Company has an Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”) pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2015, 2014 and 2013, the Company was billed by JHD for underwriting commissions of $69 million, $72 million, and $68 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2015 and 2014.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2015 and 2014, the Company had a receivable from JHUSA in the amount of $473 million and $611 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2015 and 2014, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company leases office space under an operating lease agreement, which will expire in April 2017. The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Non-cancelable Operating Leases
(in thousands)
2016	$55
2017	20

Total minimum lease payments	$75

The Company does not have any sublease income related to its office space.

The Company has extended commitments to purchase long-term bonds of $7 million, to purchase other invested assets of $537 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2015. Approximately 26% of these commitments expire in 2016.

Contingencies: The Company is subject to insurance guaranty fund laws in the State of New York in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. As of December 31, 2015 and 2014, the amount of the liability held was $0 million and $0 million, respectively, and the Company held a related asset of $6 million and $6 million, respectively, for premium tax credits for Executive Life of New York (“ELNY”).

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings - (continued)

respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$105	$-	$-	$105	1%
At book value less current surrender charge of 5% or more	4	-	-	4	0%
At fair value	-	-	7,215	7,215	69%

Total with adjustment or at fair value	109	-	7,215	7,324	70%
At book value without adjustment (minimal or no charge or adjustment)	1,708	-	-	1,708	16%
Not subject to discretionary withdrawal	1,430	-	2	1,432	14%

Total (gross)	3,247	-	7,217	10,464	100%

Reinsurance ceded	1,264	-	-	1,264

Total (net)	$1,983	$-	$7,217	$9,200

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$134	$-	$-	$134	1%
At book value less current surrender charge of 5% or more	11	-	-	11	0%
At fair value	-	-	7,866	7,866	70%

Total with adjustment or at fair value	145	-	7,866	8,011	71%
At book value without adjustment (minimal or no charge or adjustment)	1,746	-	-	1,746	16%
Not subject to discretionary withdrawal	1,469	-	2	1,471	13%

Total (gross)	3,360	-	7,868	11,228	100%

Reinsurance ceded	1,361	-	-	1,361

Total (net)	$1,999	$-	$7,868	$9,867

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2015 and 2014. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2015	2014

	(in millions)
Group Annuities (Deposit Administration)	$4,066	$4,248
Variable Annuities	3,167	3,658
Life and COLI	215	205

Total	$7,448	$8,111

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

As of December 31, 2015 and 2014, the general account of the Company had a maximum guarantee for separate account liabilities of $607 million and $531 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2015	$18	$2
2014	$19	$5
2013	$20	$5
2012	$21	$4
2011	$20	$5

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2015	2014

	(in millions, except for ages)
Account value	$3,217	$3,719
Amount of reserve held	223	170
Net amount at risk — gross	442	279
Weighted average attained age	68	67

The following assumptions and methodology were used to determine the amounts above at December 31, 2015 and 2014:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2015 and 2014, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2015 and 2014, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2015	2014

	(in millions)
Type of Fund
Equity	$1,598	$1,821
Balanced	1,379	1,579
Bonds	375	431
Money Market	26	33

Total	$3,378	$3,864

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2015	2014

	(in millions)
Premiums, deposits and other considerations	$727	$719

Reserves for accounts with assets at:
Fair value	7,410	8,050
Amortized cost	-	-

Total	$7,410	$8,050

	December 31,
	2015	2014

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	107	104
At fair value	7,263	7,897
At book value without fair value adjustments and with current surrender charge of less than 5%	38	47

Subtotal	7,408	8,048
Not subject to discretionary withdrawal	2	2

Total	$7,410	$8,050

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2015	2014	2013

	(in millions)
Transfers to separate accounts	$934	$884	$748
Transfers from separate accounts	1,403	1,401	1,245

Net transfers to (from) separate accounts	$(469)	$(517)	$(497)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2015, 2014 and 2013.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2015 financial statements through April 5, 2016, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2015

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December  31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of

New York Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series II
500 Index Fund B Series II	Lifestyle Aggressive Trust PS Series I
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series I	Lifestyle Balanced MVP Series I
Active Bond Trust Series II	Lifestyle Balanced MVP Series II
All Cap Core Trust Series I	Lifestyle Balanced Trust PS Series I
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series I	Lifestyle Conservative MVP Series I
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series II	Lifestyle Conservative Trust PS Series I
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series II
American Growth Income Trust Series I	Lifestyle Growth MVP Series I
American Growth Income Trust Series II	Lifestyle Growth MVP Series II
American Growth Income Trust Series III	Lifestyle Growth Trust PS Series I
American Growth Trust Series II	Lifestyle Growth Trust PS Series II
American Growth Trust Series III	Lifestyle Moderate MVP Series I
American International Trust Series II	Lifestyle Moderate MVP Series II
American International Trust Series III	Lifestyle Moderate Trust PS Series I
American New World Trust Series II	Lifestyle Moderate Trust PS Series II
American New World Trust Series III	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series I
Bond Trust Series I	Mid Cap Stock Trust Series II
Bond Trust Series II	Mid Value Trust Series I
Capital Appreciation Trust Series I	Mid Value Trust Series II
Capital Appreciation Trust Series II	Money Market Trust B Series NAV
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series I
Core Bond Trust Series II	Money Market Trust Series II
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity-Income Trust Series I	Real Return Bond Trust Series II
Equity-Income Trust Series II	Science & Technology Trust Series I
Financial Industries Trust Series I	Science & Technology Trust Series II
Financial Industries Trust Series II	Short Term Government Income Trust Series I
Franklin Templeton Founding Allocation Trust Series II	Short Term Government Income Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Growth Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Global Bond Trust Series II	Small Cap Opportunities Trust Series I
Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Value Trust Series II
Health Science Trust Series I	Small Company Value Trust Series I
Health Science Trust Series II	Small Company Value Trust Series II
High Yield Trust Series I	Strategic Income Opportunities Trust Series I
High Yield Trust Series II	Strategic Income Opportunities Trust Series II
International Core Trust Series I	Total Bond Market Trust B Series II
International Core Trust Series II	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series I	Total Stock Market Index Trust Series I
International Equity Index Trust B Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series NAV	US Equity Trust Series I
International Growth Stock Trust Series II	US Equity Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series II
International Small Company Trust Series II	Utilities Trust Series I
International Value Trust Series I	Utilities Trust Series II
International Value Trust Series II	Value Trust Series I
Investment Quality Bond Trust Series I	Value Trust Series II
Investment Quality Bond Trust Series II
Lifestyle Aggressive MVP Series I

as of December 31, 2015, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Bond PS Series II, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Natural Resources Trust Series II, Total Return Trust Series I, and Total Return Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2015, the results of their and the closed sub-accounts’ operations and changes in contract owners’ for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 05, 2016

4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	500 Index Fund B Series I	500 Index Fund B Series II	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$2,824,505	$8,919,864	$6,208,339	$1,992,102	$24,231,677	$2,962,043

Net Assets
Contracts in accumulation	$2,824,505	$8,849,504	$6,208,339	$1,973,582	$24,231,677	$2,962,043
Contracts in payout (annuitization)	—	70,360	—	18,520	—	—

Total net assets	$2,824,505	$8,919,864	$6,208,339	$1,992,102	$24,231,677	$2,962,043

Units outstanding	154,799	487,936	347,995	106,375	1,345,944	117,354
Unit value	$18.25	$18.28	$17.84	$18.73	$18.00	$25.24

Shares	111,817	352,843	245,777	211,926	2,575,099	106,702
Cost	$2,377,775	$7,439,550	$4,275,856	$2,055,872	$25,373,542	$1,711,023

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$856,485	$6,415,095	$85,726,018	$13,282,322	$7,257	$91,931,569

Net Assets
Contracts in accumulation	$856,485	$6,399,479	$85,726,018	$13,119,580	$7,257	$91,854,280
Contracts in payout (annuitization)	—	15,616	—	162,742	—	77,289

Total net assets	$856,485	$6,415,095	$85,726,018	$13,282,322	$7,257	$91,931,569

Units outstanding	33,998	387,070	5,321,337	762,685	366	3,346,604
Unit value	$25.19	$16.57	$16.11	$17.42	$19.83	$27.47

Shares	30,920	451,449	6,032,795	865,298	473	3,817,756
Cost	$655,618	$4,694,827	$59,554,981	$10,515,030	$6,461	$50,427,768

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$440,686	$6,493,476	$86,647,342	$743,818	$47,112,902	$370,809

Net Assets
Contracts in accumulation	$440,686	$6,477,790	$86,638,254	$743,818	$47,098,221	$370,809
Contracts in payout (annuitization)	—	15,686	9,088	—	14,681	—

Total net assets	$440,686	$6,493,476	$86,647,342	$743,818	$47,112,902	$370,809

Units outstanding	22,432	238,872	3,496,835	37,792	2,044,576	27,882
Unit value	$19.65	$27.18	$24.78	$19.68	$23.04	$13.30

Shares	18,309	306,875	4,102,620	35,219	2,717,007	21,446
Cost	$299,632	$4,653,699	$58,626,024	$608,580	$39,478,632	$339,178

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$4,389,332	$13,283	$20,528,204	$16,882,392	$884,387	$64,720,296

Net Assets
Contracts in accumulation	$4,389,332	$13,283	$20,310,337	$16,882,392	$884,387	$64,720,296
Contracts in payout (annuitization)	—	—	217,867	—	—	—

Total net assets	$4,389,332	$13,283	$20,528,204	$16,882,392	$884,387	$64,720,296

Units outstanding	340,468	1,029	496,247	593,360	65,867	5,034,503
Unit value	$12.89	$12.91	$41.37	$28.45	$13.43	$12.86

Shares	397,225	1,205	632,610	528,400	66,495	4,858,881
Cost	$5,224,633	$15,898	$13,451,192	$14,170,966	$917,320	$66,849,118

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I (a)	Core Bond Trust Series II	Core Strategy Trust Series I
Total Assets
Investments at fair value	$10,716,951	$8,893,757	$23,419,722	$7,791,218	$15,375,536	$194,782

Net Assets
Contracts in accumulation	$10,700,646	$8,890,154	$23,419,722	$7,773,113	$15,366,291	$194,782
Contracts in payout (annuitization)	16,305	3,603	—	18,105	9,245	—

Total net assets	$10,716,951	$8,893,757	$23,419,722	$7,791,218	$15,375,536	$194,782

Units outstanding	600,975	334,149	1,191,344	461,318	952,748	13,706
Unit value	$17.83	$26.62	$19.66	$16.89	$16.14	$14.21

Shares	758,991	644,475	2,047,179	598,864	1,182,734	13,824
Cost	$8,728,789	$8,464,495	$22,993,638	$8,072,726	$15,909,062	$197,957

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (b)	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Industries Trust Series I
Total Assets
Investments at fair value	$216,505,339	$573,087	$3,104,677	$22,587,779	$20,285,743	$494,632

Net Assets
Contracts in accumulation	$216,480,064	$573,087	$3,104,677	$22,550,863	$20,285,743	$494,632
Contracts in payout (annuitization)	25,275	—	—	36,916	—	—

Total net assets	$216,505,339	$573,087	$3,104,677	$22,587,779	$20,285,743	$494,632

Units outstanding	12,366,961	28,821	97,800	542,859	965,646	27,042
Unit value	$17.51	$19.88	$31.75	$41.61	$21.01	$18.29

Shares	15,311,552	40,644	160,117	1,430,512	1,288,802	44,243
Cost	$219,788,329	$498,807	$2,267,305	$22,359,929	$19,961,701	$544,538

(b)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Financial Industries Trust Series II	Franklin Templeton Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I
Total Assets
Investments at fair value	$2,940,968	$66,439,118	$5,516,772	$23,196,323	$28,001,271	$1,544,917

Net Assets
Contracts in accumulation	$2,940,968	$66,439,118	$5,516,772	$23,027,965	$27,985,270	$1,544,917
Contracts in payout (annuitization)	—	—	—	168,358	16,001	—

Total net assets	$2,940,968	$66,439,118	$5,516,772	$23,196,323	$28,001,271	$1,544,917

Units outstanding	153,431	4,795,226	181,869	992,671	1,305,988	47,629
Unit value	$19.17	$13.86	$30.33	$23.37	$21.44	$32.44

Shares	264,952	5,569,079	248,168	1,352,555	1,621,382	130,925
Cost	$3,213,563	$52,522,797	$3,492,416	$23,674,796	$28,065,238	$1,637,237

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I
Total Assets
Investments at fair value	$8,915,927	$6,856,672	$6,296,900	$4,227,639	$15,880,549	$1,843,369

Net Assets
Contracts in accumulation	$8,915,927	$6,851,451	$6,296,900	$4,227,639	$15,880,549	$1,838,628
Contracts in payout (annuitization)	—	5,221	—	—	—	4,741

Total net assets	$8,915,927	$6,856,672	$6,296,900	$4,227,639	$15,880,549	$1,843,369

Units outstanding	480,947	209,506	348,241	68,419	253,705	98,301
Unit value	$18.54	$32.73	$18.08	$61.79	$62.59	$18.75

Shares	764,659	381,987	352,176	132,445	521,529	382,442
Cost	$9,749,864	$5,982,106	$6,641,549	$3,496,902	$15,094,736	$2,261,344

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$6,499,832	$1,218,252	$1,675,878	$750,967	$2,606,227	$1,127,364

Net Assets
Contracts in accumulation	$6,499,821	$1,214,660	$1,675,878	$750,775	$2,606,227	$1,127,364
Contracts in payout (annuitization)	11	3,592	—	192	—	—

Total net assets	$6,499,832	$1,218,252	$1,675,878	$750,967	$2,606,227	$1,127,364

Units outstanding	330,575	78,465	99,807	57,702	202,431	108,511
Unit value	$19.66	$15.53	$16.79	$13.01	$12.87	$10.39

Shares	1,323,795	126,375	172,238	51,648	178,999	77,535
Cost	$8,060,769	$1,235,956	$1,799,049	$804,111	$2,692,115	$1,111,544

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$3,013,392	$1,637,150	$3,425,351	$3,920,595	$6,771,702	$3,434,986

Net Assets
Contracts in accumulation	$3,013,392	$1,636,862	$3,425,351	$3,907,116	$6,771,702	$3,423,208
Contracts in payout (annuitization)	—	288	—	13,479	—	11,778

Total net assets	$3,013,392	$1,637,150	$3,425,351	$3,920,595	$6,771,702	$3,434,986

Units outstanding	210,055	94,787	202,503	226,505	362,293	124,635
Unit value	$14.35	$17.27	$16.92	$17.31	$18.69	$27.56

Shares	189,402	135,190	283,087	346,037	597,679	316,881
Cost	$2,933,533	$1,491,602	$2,889,579	$4,025,492	$6,702,153	$3,671,542

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series II	Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I
Total Assets
Investments at fair value	$16,298,234	$477,514	$5,850,670	$1,294,467	$13,053,970	$9,273,177

Net Assets
Contracts in accumulation	$16,298,234	$477,514	$5,850,670	$1,294,467	$13,053,970	$9,261,628
Contracts in payout (annuitization)	—	—	—	—	—	11,549

Total net assets	$16,298,234	$477,514	$5,850,670	$1,294,467	$13,053,970	$9,273,177

Units outstanding	903,315	23,226	278,612	100,517	1,017,695	422,443
Unit value	$18.04	$20.56	$21.00	$12.88	$12.83	$21.95

Shares	1,502,141	48,185	591,574	104,985	1,058,716	757,613
Cost	$17,540,414	$412,622	$5,384,171	$1,330,453	$13,435,924	$9,220,009

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Balanced MVP Series II	Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series II	Lifestyle Conservative Trust PS Series I
Total Assets
Investments at fair value	$259,652,114	$13,907,273	$398,946,041	$2,282,041	$63,464,110	$3,591,952

Net Assets
Contracts in accumulation	$259,576,824	$13,907,273	$398,900,144	$2,269,785	$63,414,838	$3,591,952
Contracts in payout (annuitization)	75,290	—	45,897	12,256	49,272	—

Total net assets	$259,652,114	$13,907,273	$398,946,041	$2,282,041	$63,464,110	$3,591,952

Units outstanding	14,248,585	1,068,029	29,232,173	90,633	3,576,807	279,663
Unit value	$18.22	$13.02	$13.65	$25.18	$17.74	$12.84

Shares	21,317,908	1,023,346	29,312,714	204,851	5,732,982	279,529
Cost	$256,702,922	$14,425,653	$413,629,248	$2,591,007	$72,408,739	$3,743,197

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series II	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I
Total Assets
Investments at fair value	$84,200,002	$4,447,414	$279,175,827	$9,556,547	$526,703,787	$4,261,367

Net Assets
Contracts in accumulation	$84,181,129	$4,447,414	$279,045,332	$9,556,547	$526,703,787	$4,261,367
Contracts in payout (annuitization)	18,873	—	130,495	—	—	—

Total net assets	$84,200,002	$4,447,414	$279,175,827	$9,556,547	$526,703,787	$4,261,367

Units outstanding	6,357,271	212,108	15,416,864	729,527	38,175,249	182,898
Unit value	$13.24	$20.97	$18.11	$13.10	$13.80	$23.30

Shares	6,542,347	337,437	21,246,258	671,577	36,961,669	363,598
Cost	$87,603,682	$4,087,962	$258,882,435	$9,816,917	$540,122,794	$4,552,164

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Lifestyle Moderate MVP Series II	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets
Investments at fair value	$105,230,983	$3,505,081	$141,009,257	$1,275,359	$9,056,832	$6,957,833

Net Assets
Contracts in accumulation	$105,230,983	$3,505,081	$141,000,803	$1,275,359	$9,056,832	$6,957,801
Contracts in payout (annuitization)	—	—	8,454	—	—	32

Total net assets	$105,230,983	$3,505,081	$141,009,257	$1,275,359	$9,056,832	$6,957,833

Units outstanding	5,792,704	270,257	10,421,879	39,339	324,513	257,571
Unit value	$18.17	$12.97	$13.53	$32.42	$27.91	$27.01

Shares	9,032,702	262,160	10,530,938	64,904	462,555	458,657
Cost	$113,854,260	$3,666,894	$147,075,541	$1,287,965	$8,858,201	$6,876,860

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust B Series NAV	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$12,434,482	$2,776,018	$7,884,674	$1,304,224	$2,922,037	$18,239,415

Net Assets
Contracts in accumulation	$12,421,123	$2,752,969	$7,884,674	$1,304,224	$2,910,859	$18,239,415
Contracts in payout (annuitization)	13,359	23,049	—	—	11,178	—

Total net assets	$12,434,482	$2,776,018	$7,884,674	$1,304,224	$2,922,037	$18,239,415

Units outstanding	389,495	108,785	315,036	113,071	194,978	1,564,828
Unit value	$31.92	$25.52	$25.03	$11.53	$14.99	$11.66

Shares	858,142	258,957	734,825	1,304,224	2,922,037	18,239,415
Cost	$13,290,726	$2,840,446	$7,923,461	$1,304,224	$2,922,037	$18,239,415

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mutual Shares Trust Series I	PIMCO All Asset (b)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I
Total Assets
Investments at fair value	$719,692	$2,012,627	$2,187,381	$7,870,089	$3,278,438	$6,478,372

Net Assets
Contracts in accumulation	$719,692	$2,012,627	$2,185,542	$7,870,089	$3,278,438	$6,477,154
Contracts in payout (annuitization)	—	—	1,839	—	—	1,218

Total net assets	$719,692	$2,012,627	$2,187,381	$7,870,089	$3,278,438	$6,478,372

Units outstanding	43,662	119,763	44,467	211,580	195,333	284,406
Unit value	$16.48	$16.81	$49.19	$37.20	$16.78	$22.78

Shares	61,198	217,581	121,050	434,812	304,971	272,429
Cost	$638,576	$2,400,200	$1,583,619	$6,401,857	$3,736,207	$4,537,655

(b)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$6,378,670	$3,009,657	$5,728,597	$18,430	$2,909,896	$345,942

Net Assets
Contracts in accumulation	$6,378,670	$3,008,357	$5,728,597	$18,430	$2,890,992	$345,942
Contracts in payout (annuitization)	—	1,300	—	—	18,904	—

Total net assets	$6,378,670	$3,009,657	$5,728,597	$18,430	$2,909,896	$345,942

Units outstanding	228,134	244,909	475,884	948	120,335	14,024
Unit value	$27.96	$12.29	$12.04	$19.44	$24.18	$24.67

Shares	276,252	245,686	467,641	2,141	351,862	26,050
Cost	$5,708,103	$3,150,887	$5,868,566	$22,373	$3,826,759	$377,902

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II
Total Assets
Investments at fair value	$5,515,117	$2,727,019	$6,155,606	$3,238,656	$2,495,226	$7,220,743

Net Assets
Contracts in accumulation	$5,508,069	$2,727,019	$6,155,606	$3,238,656	$2,495,226	$7,220,743
Contracts in payout (annuitization)	7,048	—	—	—	—	—

Total net assets	$5,515,117	$2,727,019	$6,155,606	$3,238,656	$2,495,226	$7,220,743

Units outstanding	218,246	88,066	214,916	122,892	74,363	267,334
Unit value	$25.27	$30.97	$28.64	$26.35	$33.55	$27.01

Shares	417,180	94,820	217,129	160,250	126,790	371,820
Cost	$5,472,511	$2,742,810	$5,457,092	$3,591,407	$1,988,489	$5,751,203

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II
Total Assets
Investments at fair value	$3,610,319	$7,653,054	$5,179,845	$1,052,043	$494,919	$5,149,775

Net Assets
Contracts in accumulation	$3,602,275	$7,653,023	$5,179,845	$1,052,043	$494,919	$5,149,775
Contracts in payout (annuitization)	8,044	31	—	—	—	—

Total net assets	$3,610,319	$7,653,054	$5,179,845	$1,052,043	$494,919	$5,149,775

Units outstanding	165,249	363,631	421,049	83,680	26,088	210,610
Unit value	$21.85	$21.05	$12.30	$12.57	$18.97	$24.45

Shares	276,229	584,203	511,842	104,163	28,104	293,267
Cost	$3,806,726	$7,880,650	$5,367,564	$1,112,120	$407,604	$4,031,304

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	U.S. Equity Trust Series I	U.S. Equity Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I
Total Assets
Investments at fair value	$9,605,750	$767,011	$11,089,538	$1,314,676	$2,773,059	$3,871,927

Net Assets
Contracts in accumulation	$9,473,834	$767,011	$10,655,836	$1,314,676	$2,773,059	$3,870,394
Contracts in payout (annuitization)	131,916	—	433,702	—	—	1,533

Total net assets	$9,605,750	$767,011	$11,089,538	$1,314,676	$2,773,059	$3,871,927

Units outstanding	542,590	44,426	924,972	52,543	73,640	93,547
Unit value	$17.70	$17.26	$11.99	$25.02	$37.66	$41.39

Shares	502,656	40,137	952,709	109,102	232,444	192,060
Cost	$7,194,852	$633,469	$11,221,767	$1,471,177	$3,105,103	$3,466,964

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

Value Trust Series II
Total Assets
Investments at fair value	$3,050,238

Net Assets
Contracts in accumulation	$3,050,238
Contracts in payout (annuitization)	—

Total net assets	$3,050,238

Units outstanding	112,115
Unit value	$27.21

Shares	151,980
Cost	$3,260,896

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$49,151	$52,396	$134,825	$124,435	$111,370	$119,211
Expenses:
Mortality and expense risk and administrative charges	(47,783)	(47,072)	(147,642)	(137,610)	(96,865)	(112,631)

Net investment income (loss)	1,368	5,324	(12,817)	(13,175)	14,505	6,580

Realized gains (losses) on investments:
Capital gain distributions received	29,144	46,726	90,197	130,410	63,854	112,377
Net realized gain (loss)	285,812	121,194	599,403	639,713	414,119	465,795

Realized gains (losses)	314,956	167,920	689,600	770,123	477,973	578,172

Unrealized appreciation (depreciation) during the period	(318,535)	174,073	(718,836)	150,711	(499,056)	288,611

Net increase (decrease) in contract owners’ equity from operations	(2,211)	347,317	(42,053)	907,659	(6,578)	873,363

Changes from principal transactions:
Purchase payments	28,878	10,845	374,379	53,514	35,695	24,553
Transfers between sub-accounts and the company	(324,344)	638,037	(1,144,640)	1,283,578	(365,417)	(454,714)
Withdrawals	(389,728)	(225,974)	(488,853)	(1,372,593)	(968,308)	(1,330,634)
Annual contract fee	(1,345)	(1,330)	(30,208)	(29,826)	(36,642)	(42,720)

Net increase (decrease) in contract owners’ equity from principal transactions	(686,539)	421,578	(1,289,322)	(65,327)	(1,334,672)	(1,803,515)

Total increase (decrease) in contract owners’ equity	(688,750)	768,895	(1,331,375)	842,332	(1,341,250)	(930,152)
Contract owners’ equity at beginning of period	3,513,255	2,744,360	10,251,239	9,408,907	7,549,589	8,479,741

Contract owners’ equity at end of period	$2,824,505	$3,513,255	$8,919,864	$10,251,239	$6,208,339	$7,549,589

	2015	2014	2015	2014	2015	2014
Units, beginning of period	191,648	167,136	560,908	573,327	422,503	531,403
Units issued	12,729	48,123	64,671	132,580	4,590	5,425
Units redeemed	(49,578)	(23,611)	(137,643)	(144,999)	(79,098)	(114,325)

Units, end of period	154,799	191,648	487,936	560,908	347,995	422,503

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$103,494	$86,280	$1,186,067	$990,809	$29,798	$31,981
Expenses:
Mortality and expense risk and administrative charges	(31,886)	(38,039)	(411,284)	(491,325)	(48,088)	(50,883)

Net investment income (loss)	71,608	48,241	774,783	499,484	(18,290)	(18,902)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	12,745	65,039	217,645	912,755	323,507	363,213

Realized gains (losses)	12,745	65,039	217,645	912,755	323,507	363,213

Unrealized appreciation (depreciation) during the period	(109,801)	17,470	(1,396,880)	118,061	(262,407)	(83,276)

Net increase (decrease) in contract owners’ equity from operations	(25,448)	130,750	(404,452)	1,530,300	42,810	261,035

Changes from principal transactions:
Purchase payments	12,531	231	129,900	43,472	32,136	8,293
Transfers between sub-accounts and the company	(9,430)	(32,291)	335,968	(369,454)	(73,204)	(237,474)
Withdrawals	(266,569)	(566,251)	(3,158,270)	(7,018,052)	(423,616)	(367,340)
Annual contract fee	(1,139)	(1,209)	(82,519)	(91,450)	(1,836)	(1,858)

Net increase (decrease) in contract owners’ equity from principal transactions	(264,607)	(599,520)	(2,774,921)	(7,435,484)	(466,520)	(598,379)

Total increase (decrease) in contract owners’ equity	(290,055)	(468,770)	(3,179,373)	(5,905,184)	(423,710)	(337,344)
Contract owners’ equity at beginning of period	2,282,157	2,750,927	27,411,050	33,316,234	3,385,753	3,723,097

Contract owners’ equity at end of period	$1,992,102	$2,282,157	$24,231,677	$27,411,050	$2,962,043	$3,385,753

	2015	2014	2015	2014	2015	2014
Units, beginning of period	120,259	152,979	1,496,502	1,908,617	134,871	159,756
Units issued	5,336	1,301	100,334	42,433	1,763	1,685
Units redeemed	(19,220)	(34,021)	(250,892)	(454,548)	(19,280)	(26,570)

Units, end of period	106,375	120,259	1,345,944	1,496,502	117,354	134,871

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$6,736	$7,815	$135,597	$112,356	$1,680,077	$1,351,902
Expenses:
Mortality and expense risk and administrative charges	(14,504)	(17,972)	(101,614)	(110,822)	(1,370,903)	(1,561,749)

Net investment income (loss)	(7,768)	(10,157)	33,983	1,534	309,174	(209,847)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	572,734	—	7,569,108	—
Net realized gain (loss)	34,944	135,345	477,571	464,588	6,156,064	5,140,842

Realized gains (losses)	34,944	135,345	1,050,305	464,588	13,725,172	5,140,842

Unrealized appreciation (depreciation) during the period	(15,471)	(59,270)	(1,106,288)	(202,166)	(14,462,904)	(1,590,553)

Net increase (decrease) in contract owners’ equity from operations	11,705	65,918	(22,000)	263,956	(428,558)	3,340,442

Changes from principal transactions:
Purchase payments	1,888	888	8,560	3,910	410,177	103,750
Transfers between sub-accounts and the company	(68,100)	(465,121)	(84,455)	169,163	(2,581,750)	(1,145,531)
Withdrawals	(40,306)	(234,623)	(819,145)	(893,428)	(10,343,130)	(11,307,340)
Annual contract fee	(4,674)	(5,081)	(3,587)	(3,634)	(586,807)	(601,552)

Net increase (decrease) in contract owners’ equity from principal transactions	(111,192)	(703,937)	(898,627)	(723,989)	(13,101,510)	(12,950,673)

Total increase (decrease) in contract owners’ equity	(99,487)	(638,019)	(920,627)	(460,033)	(13,530,068)	(9,610,231)
Contract owners’ equity at beginning of period	955,972	1,593,991	7,335,722	7,795,755	99,256,086	108,866,317

Contract owners’ equity at end of period	$856,485	$955,972	$6,415,095	$7,335,722	$85,726,018	$99,256,086

	2015	2014	2015	2014	2015	2014
Units, beginning of period	38,162	68,524	440,971	485,284	6,075,043	6,859,360
Units issued	826	14,922	7,665	13,105	1,171,747	1,058,429
Units redeemed	(4,990)	(45,284)	(61,566)	(57,418)	(1,925,453)	(1,842,746)

Units, end of period	33,998	38,162	387,070	440,971	5,321,337	6,075,043

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Growth Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$200,004	$97,904	$148	$87	$92,102	$701,856
Expenses:
Mortality and expense risk and administrative charges	(207,976)	(238,620)	(61)	(79)	(1,543,983)	(1,722,618)

Net investment income (loss)	(7,972)	(140,716)	87	8	(1,451,881)	(1,020,762)

Realized gains (losses) on investments:
Capital gain distributions received	1,025,826	—	539	—	5,151,664	—
Net realized gain (loss)	1,341,028	1,156,239	222	462	11,076,797	8,744,578

Realized gains (losses)	2,366,854	1,156,239	761	462	16,228,461	8,744,578

Unrealized appreciation (depreciation) during the period	(1,626,134)	(951,130)	(361)	(464)	(9,986,510)	(1,084,700)

Net increase (decrease) in contract owners’ equity from operations	732,748	64,393	487	6	4,790,070	6,639,116

Changes from principal transactions:
Purchase payments	46,480	48,331	—	—	343,065	184,727
Transfers between sub-accounts and the company	(445,341)	(531,618)	(525)	571	(3,740,112)	(4,260,286)
Withdrawals	(1,608,293)	(2,240,257)	(257)	(3,250)	(12,148,879)	(18,541,189)
Annual contract fee	(70,712)	(80,037)	(70)	(89)	(375,245)	(409,623)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,077,866)	(2,803,581)	(852)	(2,768)	(15,921,171)	(23,026,371)

Total increase (decrease) in contract owners’ equity	(1,345,118)	(2,739,188)	(365)	(2,762)	(11,131,101)	(16,387,255)
Contract owners’ equity at beginning of period	14,627,440	17,366,628	7,622	10,384	103,062,670	119,449,925

Contract owners’ equity at end of period	$13,282,322	$14,627,440	$7,257	$7,622	$91,931,569	$103,062,670

	2015	2014	2015	2014	2015	2014
Units, beginning of period	890,811	1,051,017	408	564	3,932,597	4,813,708
Units issued	76,435	468,793	11	31	172,537	680,964
Units redeemed	(204,561)	(628,999)	(53)	(187)	(758,530)	(1,562,075)

Units, end of period	762,685	890,811	366	408	3,346,604	3,932,597

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series III		American Growth-Income Trust Series I		American Growth-Income Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,748	$5,384	$89,727	$67,178	$1,078,064	$745,199
Expenses:
Mortality and expense risk and administrative charges	(4,383)	(4,415)	(107,068)	(118,053)	(1,467,887)	(1,665,332)

Net investment income (loss)	(1,635)	969	(17,341)	(50,875)	(389,823)	(920,133)

Realized gains (losses) on investments:
Capital gain distributions received	23,571	—	757,665	—	10,035,239	—
Net realized gain (loss)	24,876	13,460	702,780	913,324	7,805,372	5,979,486

Realized gains (losses)	48,447	13,460	1,460,445	913,324	17,840,611	5,979,486

Unrealized appreciation (depreciation) during the period	(20,413)	18,727	(1,453,120)	(222,788)	(17,687,052)	3,550,615

Net increase (decrease) in contract owners’ equity from operations	26,399	33,156	(10,016)	639,661	(236,264)	8,609,968

Changes from principal transactions:
Purchase payments	180	244	17,103	1,748	288,273	174,321
Transfers between sub-accounts and the company	(19,750)	(2,625)	(164,241)	(184,127)	12,314	(3,438,782)
Withdrawals	(28,428)	(18,171)	(894,070)	(1,013,860)	(12,145,351)	(17,726,751)
Annual contract fee	(4,074)	(3,941)	(4,076)	(4,350)	(369,492)	(405,147)

Net increase (decrease) in contract owners’ equity from principal transactions	(52,072)	(24,493)	(1,045,284)	(1,200,589)	(12,214,256)	(21,396,359)

Total increase (decrease) in contract owners’ equity	(25,673)	8,663	(1,055,300)	(560,928)	(12,450,520)	(12,786,391)
Contract owners’ equity at beginning of period	466,359	457,696	7,548,776	8,109,704	99,097,862	111,884,253

Contract owners’ equity at end of period	$440,686	$466,359	$6,493,476	$7,548,776	$86,647,342	$99,097,862

	2015	2014	2015	2014	2015	2014
Units, beginning of period	25,131	26,495	276,728	322,856	3,977,321	4,841,419
Units issued	237	259	5,311	15,536	191,095	632,938
Units redeemed	(2,936)	(1,623)	(43,167)	(61,664)	(671,581)	(1,497,036)

Units, end of period	22,432	25,131	238,872	276,728	3,496,835	3,977,321

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series III		American International Trust Series II		American International Trust Series III
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$13,334	$9,915	$493,387	$483,865	$5,889	$5,721
Expenses:
Mortality and expense risk and administrative charges	(7,415)	(7,792)	(804,939)	(936,664)	(3,764)	(4,004)

Net investment income (loss)	5,919	2,123	(311,552)	(452,799)	2,125	1,717

Realized gains (losses) on investments:
Capital gain distributions received	83,216	—	—	—	—	—
Net realized gain (loss)	28,267	22,329	3,775,129	3,814,456	7,170	6,285

Realized gains (losses)	111,483	22,329	3,775,129	3,814,456	7,170	6,285

Unrealized appreciation (depreciation) during the period	(112,747)	49,901	(6,260,695)	(6,037,254)	(27,969)	(22,660)

Net increase (decrease) in contract owners’ equity from operations	4,655	74,353	(2,797,118)	(2,675,597)	(18,674)	(14,658)

Changes from principal transactions:
Purchase payments	540	733	416,414	122,761	360	489
Transfers between sub-accounts and the company	(7,823)	(14,729)	1,564,684	2,845,983	10,031	26,798
Withdrawals	(59,581)	(47,127)	(6,874,646)	(9,898,825)	(31,493)	(16,722)
Annual contract fee	(5,677)	(5,840)	(207,203)	(233,119)	(3,190)	(3,257)

Net increase (decrease) in contract owners’ equity from principal transactions	(72,541)	(66,963)	(5,100,751)	(7,163,200)	(24,292)	7,308

Total increase (decrease) in contract owners’ equity	(67,886)	7,390	(7,897,869)	(9,838,797)	(42,966)	(7,350)
Contract owners’ equity at beginning of period	811,704	804,314	55,010,771	64,849,568	413,775	421,125

Contract owners’ equity at end of period	$743,818	$811,704	$47,112,902	$55,010,771	$370,809	$413,775

	2015	2014	2015	2014	2015	2014
Units, beginning of period	41,452	44,993	2,243,916	2,511,094	29,419	28,857
Units issued	884	175	188,184	603,969	1,606	1,987
Units redeemed	(4,544)	(3,716)	(387,524)	(871,147)	(3,143)	(1,425)

Units, end of period	37,792	41,452	2,044,576	2,243,916	27,882	29,419

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$65,874	$35,864	$273	$182	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(68,527)	(79,768)	(140)	(159)	(309,471)	(313,239)

Net investment income (loss)	(2,653)	(43,904)	133	23	(309,471)	(313,239)

Realized gains (losses) on investments:
Capital gain distributions received	503,659	138,461	1,510	397	3,826,947	852,086
Net realized gain (loss)	14,677	189,228	(2)	77	1,889,047	1,833,997

Realized gains (losses)	518,336	327,689	1,508	474	5,715,994	2,686,083

Unrealized appreciation (depreciation) during the period	(746,282)	(794,843)	(2,221)	(1,923)	(3,490,262)	(834,862)

Net increase (decrease) in contract owners’ equity from operations	(230,599)	(511,058)	(580)	(1,426)	1,916,261	1,537,982

Changes from principal transactions:
Purchase payments	394,398	223,558	—	—	13,319	20,347
Transfers between sub-accounts and the company	(329,459)	994,346	—	—	(307,161)	(366,507)
Withdrawals	(522,869)	(516,552)	(601)	(661)	(2,574,385)	(2,547,621)
Annual contract fee	(19,706)	(19,241)	—	—	(10,804)	(10,583)

Net increase (decrease) in contract owners’ equity from principal transactions	(477,636)	682,111	(601)	(661)	(2,879,031)	(2,904,364)

Total increase (decrease) in contract owners’ equity	(708,235)	171,053	(1,181)	(2,087)	(962,770)	(1,366,382)
Contract owners’ equity at beginning of period	5,097,567	4,926,514	14,464	16,551	21,490,974	22,857,356

Contract owners’ equity at end of period	$4,389,332	$5,097,567	$13,283	$14,464	$20,528,204	$21,490,974

	2015	2014	2015	2014	2015	2014
Units, beginning of period	374,880	325,506	1,074	1,120	572,476	658,420
Units issued	63,861	169,174	—	—	14,668	13,433
Units redeemed	(98,273)	(119,800)	(45)	(46)	(90,897)	(99,377)

Units, end of period	340,468	374,880	1,029	1,074	496,247	572,476

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond PS Series II		Bond Trust Series I
	2015	2014	2015	2014 (c)	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$319	$26,055	$25,702
Expenses:
Mortality and expense risk and administrative charges	(269,472)	(260,542)	—	(45)	(8,742)	(9,531)

Net investment income (loss)	(269,472)	(260,542)	—	274	17,313	16,171

Realized gains (losses) on investments:
Capital gain distributions received	3,104,912	708,320	—	—	—	—
Net realized gain (loss)	2,110,994	1,950,887	—	(180)	(892)	(516)

Realized gains (losses)	5,215,906	2,659,207	—	(180)	(892)	(516)

Unrealized appreciation (depreciation) during the period	(3,457,533)	(1,339,005)	—	(1)	(21,720)	28,399

Net increase (decrease) in contract owners’ equity from operations	1,488,901	1,059,660	—	93	(5,299)	44,054

Changes from principal transactions:
Purchase payments	301,003	80,193	—	—	900	1,265
Transfers between sub-accounts and the company	921,721	(7,838)	—	133	(3,785)	14,632
Withdrawals	(2,013,523)	(2,110,145)	—	(179)	(81,110)	(57,027)
Annual contract fee	(45,651)	(41,077)	—	(47)	(7,113)	(7,616)

Net increase (decrease) in contract owners’ equity from principal transactions	(836,450)	(2,078,867)	—	(93)	(91,108)	(48,746)

Total increase (decrease) in contract owners’ equity	652,451	(1,019,207)	—	—	(96,407)	(4,692)
Contract owners’ equity at beginning of period	16,229,941	17,249,148	—	—	980,794	985,486

Contract owners’ equity at end of period	$16,882,392	$16,229,941	$—	$—	$884,387	$980,794

	2015	2014	2015	2014	2015	2014
Units, beginning of period	620,432	708,016	—	—	72,529	76,159
Units issued	140,345	134,901	—	4,689	2,439	1,610
Units redeemed	(167,417)	(222,485)	—	(4,689)	(9,101)	(5,240)

Units, end of period	593,360	620,432	—	—	65,867	72,529

(c)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$1,775,440	$1,840,947	$—	$5,392	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,054,869)	(1,218,003)	(166,795)	(169,932)	(131,220)	(136,138)

Net investment income (loss)	720,571	622,944	(166,795)	(164,540)	(131,220)	(136,138)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,984,492	1,240,783	1,387,732	912,657
Net realized gain (loss)	(204,245)	(180,181)	900,864	988,264	539,060	1,681,000

Realized gains (losses)	(204,245)	(180,181)	2,885,356	2,229,047	1,926,792	2,593,657

Unrealized appreciation (depreciation) during the period	(1,462,162)	2,512,032	(1,667,328)	(1,184,280)	(1,049,378)	(1,817,507)

Net increase (decrease) in contract owners’ equity from operations	(945,836)	2,954,795	1,051,233	880,227	746,194	640,012

Changes from principal transactions:
Purchase payments	44,757	52,791	28,496	8,191	7,382	153,648
Transfers between sub-accounts and the company	2,195,685	(182,719)	(230,547)	103,674	854,449	155,772
Withdrawals	(9,746,532)	(11,004,373)	(1,399,976)	(1,641,949)	(975,062)	(1,323,942)
Annual contract fee	(313,791)	(351,230)	(7,172)	(7,092)	(24,575)	(26,089)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,819,881)	(11,485,531)	(1,609,199)	(1,537,176)	(137,806)	(1,040,611)

Total increase (decrease) in contract owners’ equity	(8,765,717)	(8,530,736)	(557,966)	(656,949)	608,388	(400,599)
Contract owners’ equity at beginning of period	73,486,013	82,016,749	11,274,917	11,931,866	8,285,369	8,685,968

Contract owners’ equity at end of period	$64,720,296	$73,486,013	$10,716,951	$11,274,917	$8,893,757	$8,285,369

	2015	2014	2015	2014	2015	2014
Units, beginning of period	5,628,144	6,474,701	694,744	794,744	341,101	383,202
Units issued	982,465	1,314,581	31,846	42,955	75,951	138,249
Units redeemed	(1,576,106)	(2,161,138)	(125,615)	(142,955)	(82,903)	(180,350)

Units, end of period	5,034,503	5,628,144	600,975	694,744	334,149	341,101

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Bond Trust Series I		Core Bond Trust Series II
	2015	2014	2015 (a)	2014	2015	2014
Income:
Dividend distributions received	$213,600	$283,959	$134,483	$—	$232,601	$32,434
Expenses:
Mortality and expense risk and administrative charges	(378,888)	(372,356)	(87,834)	—	(182,916)	(17,891)

Net investment income (loss)	(165,288)	(88,397)	46,649	—	49,685	14,543

Realized gains (losses) on investments:
Capital gain distributions received	3,177,778	2,691,397	18,586	—	36,509	—
Net realized gain (loss)	722,077	941,247	(18,380)	—	(56,212)	(2,939)

Realized gains (losses)	3,899,855	3,632,644	206	—	(19,703)	(2,939)

Unrealized appreciation (depreciation) during the period	(2,908,662)	(1,253,876)	(281,508)	—	(506,295)	30,296

Net increase (decrease) in contract owners’ equity from operations	825,905	2,290,371	(234,653)	—	(476,313)	41,900

Changes from principal transactions:
Purchase payments	61,564	37,877	4,630	—	23,932	—
Transfers between sub-accounts and the company	134,368	115,835	8,579,677	—	15,796,532	355,786
Withdrawals	(1,505,916)	(1,692,924)	(555,909)	—	(1,195,481)	(79,763)
Annual contract fee	(153,428)	(145,381)	(2,527)	—	(23,344)	(1,787)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,463,412)	(1,684,593)	8,025,871	—	14,601,639	274,236

Total increase (decrease) in contract owners’ equity	(637,507)	605,778	7,791,218	—	14,125,326	316,136
Contract owners’ equity at beginning of period	24,057,229	23,451,451	—	—	1,250,210	934,074

Contract owners’ equity at end of period	$23,419,722	$24,057,229	$7,791,218	$—	$15,375,536	$1,250,210

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,235,948	1,323,658	—	—	73,848	57,259
Units issued	264,827	81,271	511,164	—	1,064,931	21,943
Units redeemed	(309,431)	(168,981)	(49,846)	—	(186,031)	(5,354)

Units, end of period	1,191,344	1,235,948	461,318	—	952,748	73,848

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series I		Core Strategy Trust Series II		Core Strategy Trust Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$4,494	$4,825	$4,539,290	$5,591,925	$13,497	$16,524
Expenses:
Mortality and expense risk and administrative charges	(1,888)	(2,520)	(3,370,161)	(3,736,041)	(8,079)	(8,746)

Net investment income (loss)	2,606	2,305	1,169,129	1,855,884	5,418	7,778

Realized gains (losses) on investments:
Capital gain distributions received	6,629	641	7,551,947	824,331	20,785	2,190
Net realized gain (loss)	241	10,112	3,278,203	7,399,897	12,748	5,955

Realized gains (losses)	6,870	10,753	10,830,150	8,224,228	33,533	8,145

Unrealized appreciation (depreciation) during the period	(11,482)	3,523	(15,706,686)	840,726	(48,324)	15,069

Net increase (decrease) in contract owners’ equity from operations	(2,006)	16,581	(3,707,407)	10,920,838	(9,373)	30,992

Changes from principal transactions:
Purchase payments	—	—	846,431	468,882	—	—
Transfers between sub-accounts and the company	33	(135,575)	(1,259,521)	(541,746)	—	—
Withdrawals	(1,358)	(74,952)	(26,679,114)	(20,854,874)	(91,795)	(9,018)
Annual contract fee	(1,852)	(3,019)	(1,560,216)	(1,586,930)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,177)	(213,546)	(28,652,420)	(22,514,668)	(91,795)	(9,018)

Total increase (decrease) in contract owners’ equity	(5,183)	(196,965)	(32,359,827)	(11,593,830)	(101,168)	21,974
Contract owners’ equity at beginning of period	199,965	396,930	248,865,166	260,458,996	674,255	652,281

Contract owners’ equity at end of period	$194,782	$199,965	$216,505,339	$248,865,166	$573,087	$674,255

	2015	2014	2015	2014	2015	2014
Units, beginning of period	13,923	29,036	13,884,660	15,129,111	34,391	34,818
Units issued	13	8	2,835,747	1,369,230	—	222
Units redeemed	(230)	(15,121)	(4,353,446)	(2,613,681)	(5,570)	(649)

Units, end of period	13,706	13,923	12,366,961	13,884,660	28,821	34,391

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index (b)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$47,856	$61,322	$470,815	$497,870	$373,457	$409,326
Expenses:
Mortality and expense risk and administrative charges	(55,188)	(64,163)	(365,140)	(404,063)	(352,409)	(404,870)

Net investment income (loss)	(7,332)	(2,841)	105,675	93,807	21,048	4,456

Realized gains (losses) on investments:
Capital gain distributions received	171,480	138,153	2,218,939	2,360,942	1,970,975	2,166,829
Net realized gain (loss)	282,828	326,368	502,439	609,697	1,435,235	1,691,834

Realized gains (losses)	454,308	464,521	2,721,378	2,970,639	3,406,210	3,858,663

Unrealized appreciation (depreciation) during the period	(461,028)	(43,087)	(4,919,822)	(1,468,228)	(5,361,503)	(2,432,822)

Net increase (decrease) in contract owners’ equity from operations	(14,052)	418,593	(2,092,769)	1,596,218	(1,934,245)	1,430,297

Changes from principal transactions:
Purchase payments	6,384	7,798	40,319	28,638	193,700	106,715
Transfers between sub-accounts and the company	(378,681)	29,369	(416,308)	(155,767)	(307,298)	130,887
Withdrawals	(472,477)	(933,923)	(2,295,813)	(2,574,042)	(2,487,992)	(3,433,263)
Annual contract fee	(16,946)	(21,513)	(12,962)	(13,338)	(68,028)	(72,426)

Net increase (decrease) in contract owners’ equity from principal transactions	(861,720)	(918,269)	(2,684,764)	(2,714,509)	(2,669,618)	(3,268,087)

Total increase (decrease) in contract owners’ equity	(875,772)	(499,676)	(4,777,533)	(1,118,291)	(4,603,863)	(1,837,790)
Contract owners’ equity at beginning of period	3,980,449	4,480,125	27,365,312	28,483,603	24,889,606	26,727,396

Contract owners’ equity at end of period	$3,104,677	$3,980,449	$22,587,779	$27,365,312	$20,285,743	$24,889,606

	2015	2014	2015	2014	2015	2014
Units, beginning of period	124,366	155,877	606,785	669,975	1,083,069	1,223,346
Units issued	361	1,427	6,750	5,482	106,446	152,128
Units redeemed	(26,927)	(32,938)	(70,676)	(68,672)	(223,869)	(292,405)

Units, end of period	97,800	124,366	542,859	606,785	965,646	1,083,069

(b)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$5,195	$3,774	$22,725	$20,099	$1,810,659	$2,462,534
Expenses:
Mortality and expense risk and administrative charges	(8,299)	(8,894)	(49,117)	(63,100)	(1,125,785)	(1,360,151)

Net investment income (loss)	(3,104)	(5,120)	(26,392)	(43,001)	684,874	1,102,383

Realized gains (losses) on investments:
Capital gain distributions received	175,154	—	913,661	—	—	—
Net realized gain (loss)	9,191	35,477	389,612	494,116	1,761,260	2,105,688

Realized gains (losses)	184,345	35,477	1,303,273	494,116	1,761,260	2,105,688

Unrealized appreciation (depreciation) during the period	(208,760)	5,176	(1,415,800)	(197,324)	(7,846,582)	(1,903,263)

Net increase (decrease) in contract owners’ equity from operations	(27,519)	35,533	(138,919)	253,791	(5,400,448)	1,304,808

Changes from principal transactions:
Purchase payments	324	324	4,631	103,398	45,186	80,055
Transfers between sub-accounts and the company	41,394	3,065	(333,101)	(328,588)	(1,110,050)	(1,671,803)
Withdrawals	(51,096)	(80,084)	(357,332)	(503,762)	(8,787,374)	(9,252,326)
Annual contract fee	(502)	(493)	(7,494)	(8,393)	(454,429)	(495,857)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,880)	(77,188)	(693,296)	(737,345)	(10,306,667)	(11,339,931)

Total increase (decrease) in contract owners’ equity	(37,399)	(41,655)	(832,215)	(483,554)	(15,707,115)	(10,035,123)
Contract owners’ equity at beginning of period	532,031	573,686	3,773,183	4,256,737	82,146,233	92,181,356

Contract owners’ equity at end of period	$494,632	$532,031	$2,940,968	$3,773,183	$66,439,118	$82,146,233

	2015	2014	2015	2014	2015	2014
Units, beginning of period	27,906	32,143	189,806	229,202	5,542,353	6,373,509
Units issued	6,580	2,034	36,031	33,360	825,224	1,616,630
Units redeemed	(7,444)	(6,271)	(72,406)	(72,756)	(1,572,351)	(2,447,786)

Units, end of period	27,042	27,906	153,431	189,806	4,795,226	5,542,353

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$14,595	$246,393	$138,828	$240,655	$130,956
Expenses:
Mortality and expense risk and administrative charges	(100,059)	(114,568)	(369,569)	(79,713)	(492,474)	(183,828)

Net investment income (loss)	(100,059)	(99,973)	(123,176)	59,115	(251,819)	(52,872)

Realized gains (losses) on investments:
Capital gain distributions received	274,425	—	—	—	—	—
Net realized gain (loss)	592,481	368,522	132,100	67,354	800,136	296,147

Realized gains (losses)	866,906	368,522	132,100	67,354	800,136	296,147

Unrealized appreciation (depreciation) during the period	(577,813)	246,332	(619,847)	98,009	(1,316,522)	478,602

Net increase (decrease) in contract owners’ equity from operations	189,034	514,881	(610,923)	224,478	(768,205)	721,877

Changes from principal transactions:
Purchase payments	32,601	22,672	58,350	2,093	45,888	35,591
Transfers between sub-accounts and the company	(455,729)	(700,565)	(154,252)	25,424,052	(1,558,870)	27,833,089
Withdrawals	(1,126,913)	(1,225,982)	(2,769,306)	(546,607)	(3,918,647)	(1,723,625)
Annual contract fee	(27,152)	(32,967)	(14,446)	(2,387)	(114,593)	(39,465)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,577,193)	(1,936,842)	(2,879,654)	24,877,151	(5,546,222)	26,105,590

Total increase (decrease) in contract owners’ equity	(1,388,159)	(1,421,961)	(3,490,577)	25,101,629	(6,314,427)	26,827,467
Contract owners’ equity at beginning of period	6,904,931	8,326,892	26,686,900	1,585,271	34,315,698	7,488,231

Contract owners’ equity at end of period	$5,516,772	$6,904,931	$23,196,323	$26,686,900	$28,001,271	$34,315,698

	2015	2014	2015	2014	2015	2014
Units, beginning of period	232,722	302,808	1,112,538	72,858	1,592,769	345,764
Units issued	10,553	7,717	10,327	1,073,572	149,357	1,378,489
Units redeemed	(61,406)	(77,803)	(130,194)	(33,892)	(436,138)	(131,484)

Units, end of period	181,869	232,722	992,671	1,112,538	1,305,988	1,592,769

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Bond Trust Series I
	2015	2014 (d)	2015	2014 (d)	2015	2014
Income:
Dividend distributions received	$—	$408,261	$—	$391,579	$42,354	$18,153
Expenses:
Mortality and expense risk and administrative charges	—	(325,782)	—	(389,375)	(24,364)	(28,915)

Net investment income (loss)	—	82,479	—	2,204	17,990	(10,762)

Realized gains (losses) on investments:
Capital gain distributions received	—	5,716,336	—	6,202,889	—	—
Net realized gain (loss)	—	8,296,272	—	7,757,352	1,939	38,214

Realized gains (losses)	—	14,012,608	—	13,960,241	1,939	38,214

Unrealized appreciation (depreciation) during the period	—	(12,676,687)	—	(12,509,040)	(105,801)	(4,770)

Net increase (decrease) in contract owners’ equity from operations	—	1,418,400	—	1,453,405	(85,872)	22,682

Changes from principal transactions:
Purchase payments	—	49,141	—	24,353	2,430	3,375
Transfers between sub-accounts and the company	—	(25,716,900)	—	(27,987,498)	4,880	(2,394)
Withdrawals	—	(3,209,529)	—	(4,482,797)	(194,233)	(287,961)
Annual contract fee	—	(13,068)	—	(91,983)	(1,228)	(1,341)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(28,890,356)	—	(32,537,925)	(188,151)	(288,321)

Total increase (decrease) in contract owners’ equity	—	(27,471,956)	—	(31,084,520)	(274,023)	(265,639)
Contract owners’ equity at beginning of period	—	27,471,956	—	31,084,520	1,818,940	2,084,579

Contract owners’ equity at end of period	$—	$—	$—	$—	$1,544,917	$1,818,940

	2015	2014	2015	2014	2015	2014
Units, beginning of period	—	1,346,423	—	1,488,936	54,104	62,509
Units issued	—	24,337	—	179,646	2,264	2,149
Units redeemed	—	(1,370,760)	—	(1,668,582)	(8,739)	(10,554)

Units, end of period	—	—	—	—	47,629	54,104

(d)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$263,406	$92,724	$145,444	$166,052	$122,735	$158,393
Expenses:
Mortality and expense risk and administrative charges	(160,895)	(197,471)	(110,659)	(118,315)	(115,253)	(83,174)

Net investment income (loss)	102,511	(104,747)	34,785	47,737	7,482	75,219

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(84,823)	307,658	352,832	428,800	299,310	134,940

Realized gains (losses)	(84,823)	307,658	352,832	428,800	299,310	134,940

Unrealized appreciation (depreciation) during the period	(568,421)	(90,859)	(969,095)	(772,345)	(838,192)	(434,550)

Net increase (decrease) in contract owners’ equity from operations	(550,733)	112,052	(581,478)	(295,808)	(531,400)	(224,391)

Changes from principal transactions:
Purchase payments	18,060	26,527	5,198	5,578	126,553	3,185
Transfers between sub-accounts and the company	(242,003)	(425,065)	(144,546)	844,496	(1,172,522)	4,579,934
Withdrawals	(1,433,275)	(2,050,364)	(728,773)	(1,193,295)	(991,376)	(747,812)
Annual contract fee	(34,471)	(40,698)	(5,037)	(4,594)	(24,496)	(18,717)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,691,689)	(2,489,600)	(873,158)	(347,815)	(2,061,841)	3,816,590

Total increase (decrease) in contract owners’ equity	(2,242,422)	(2,377,548)	(1,454,636)	(643,623)	(2,593,241)	3,592,199
Contract owners’ equity at beginning of period	11,158,349	13,535,897	8,311,308	8,954,931	8,890,141	5,297,942

Contract owners’ equity at end of period	$8,915,927	$11,158,349	$6,856,672	$8,311,308	$6,296,900	$8,890,141

	2015	2014	2015	2014	2015	2014
Units, beginning of period	566,756	668,291	234,970	237,657	451,878	245,431
Units issued	61,974	136,408	2,217	30,794	18,959	286,185
Units redeemed	(147,783)	(237,943)	(27,681)	(33,481)	(122,596)	(79,738)

Units, end of period	480,947	566,756	209,506	234,970	348,241	451,878

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$157,222	$166,005
Expenses:
Mortality and expense risk and administrative charges	(71,611)	(56,441)	(259,269)	(212,487)	(31,596)	(36,897)

Net investment income (loss)	(71,611)	(56,441)	(259,269)	(212,487)	125,626	129,108

Realized gains (losses) on investments:
Capital gain distributions received	727,538	469,966	2,759,351	1,818,069	—	—
Net realized gain (loss)	328,724	486,201	1,608,063	2,189,204	(32,717)	(35,453)

Realized gains (losses)	1,056,262	956,167	4,367,414	4,007,273	(32,717)	(35,453)

Unrealized appreciation (depreciation) during the period	(523,442)	44,943	(2,513,691)	(275,782)	(294,452)	(123,693)

Net increase (decrease) in contract owners’ equity from operations	461,209	944,669	1,594,454	3,519,004	(201,543)	(30,038)

Changes from principal transactions:
Purchase payments	8,283	300	156,827	161,020	46,245	5,810
Transfers between sub-accounts and the company	(90,672)	(2,610)	966,365	(189,909)	(83,524)	103,749
Withdrawals	(306,041)	(264,991)	(1,384,117)	(1,213,250)	(287,003)	(168,574)
Annual contract fee	(3,275)	(2,746)	(51,580)	(36,414)	(3,771)	(3,612)

Net increase (decrease) in contract owners’ equity from principal transactions	(391,705)	(270,047)	(312,505)	(1,278,553)	(328,053)	(62,627)

Total increase (decrease) in contract owners’ equity	69,504	674,622	1,281,949	2,240,451	(529,596)	(92,665)
Contract owners’ equity at beginning of period	4,158,135	3,483,513	14,598,600	12,358,149	2,372,965	2,465,630

Contract owners’ equity at end of period	$4,227,639	$4,158,135	$15,880,549	$14,598,600	$1,843,369	$2,372,965

	2015	2014	2015	2014	2015	2014
Units, beginning of period	74,553	81,035	256,811	278,331	111,885	114,891
Units issued	5,970	16,321	139,772	122,373	5,814	12,089
Units redeemed	(12,104)	(22,803)	(142,878)	(143,893)	(19,398)	(15,095)

Units, end of period	68,419	74,553	253,705	256,811	98,301	111,885

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$561,915	$552,073	$40,482	$55,349	$48,847	$51,540
Expenses:
Mortality and expense risk and administrative charges	(129,449)	(144,880)	(20,918)	(22,807)	(27,746)	(23,400)

Net investment income (loss)	432,466	407,193	19,564	32,542	21,101	28,140

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(327,727)	102,936	(60,163)	(11,671)	152	28,389

Realized gains (losses)	(327,727)	102,936	(60,163)	(11,671)	152	28,389

Unrealized appreciation (depreciation) during the period	(895,216)	(614,995)	(54,877)	(147,093)	(167,071)	(191,045)

Net increase (decrease) in contract owners’ equity from operations	(790,477)	(104,866)	(95,476)	(126,222)	(145,818)	(134,516)

Changes from principal transactions:
Purchase payments	9,867	142,277	380	15,208	1,048	48
Transfers between sub-accounts and the company	225,099	(673,197)	21,355	77,792	462,343	313,534
Withdrawals	(1,031,675)	(1,372,938)	(132,359)	(50,852)	(52,469)	(148,621)
Annual contract fee	(24,387)	(28,846)	(520)	(566)	(4,097)	(4,650)

Net increase (decrease) in contract owners’ equity from principal transactions	(821,096)	(1,932,704)	(111,144)	41,582	406,825	160,311

Total increase (decrease) in contract owners’ equity	(1,611,573)	(2,037,570)	(206,620)	(84,640)	261,007	25,795
Contract owners’ equity at beginning of period	8,111,405	10,148,975	1,424,872	1,509,512	1,414,871	1,389,076

Contract owners’ equity at end of period	$6,499,832	$8,111,405	$1,218,252	$1,424,872	$1,675,878	$1,414,871

	2015	2014	2015	2014	2015	2014
Units, beginning of period	368,380	428,862	85,952	83,967	78,161	69,697
Units issued	101,460	130,770	5,903	5,180	36,120	22,644
Units redeemed	(139,265)	(191,252)	(13,390)	(3,195)	(14,474)	(14,180)

Units, end of period	330,575	368,380	78,465	85,952	99,807	78,161

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series I		International Equity Index Trust B Series II		International Equity Index Trust B Series NAV
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$20,411	$35,082	$61,626	$93,387	$29,838	$52,375
Expenses:
Mortality and expense risk and administrative charges	(13,924)	(15,122)	(45,036)	(54,959)	(20,829)	(31,644)

Net investment income (loss)	6,487	19,960	16,590	38,428	9,009	20,731

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	53,881	26,520	33,371	109,139	64,464	(108,990)

Realized gains (losses)	53,881	26,520	33,371	109,139	64,464	(108,990)

Unrealized appreciation (depreciation) during the period	(97,304)	(111,074)	(261,684)	(353,194)	(151,848)	(14,687)

Net increase (decrease) in contract owners’ equity from operations	(36,936)	(64,594)	(211,723)	(205,627)	(78,375)	(102,946)

Changes from principal transactions:
Purchase payments	2,932	2,861	69,177	44,440	2,804	4,104
Transfers between sub-accounts and the company	(201,853)	178,780	(133,372)	(80,542)	4,551	(301,059)
Withdrawals	(123,462)	(90,108)	(138,930)	(474,949)	(274,645)	(628,194)
Annual contract fee	(484)	(518)	(8,133)	(11,232)	(6,315)	(10,521)

Net increase (decrease) in contract owners’ equity from principal transactions	(322,867)	91,015	(211,258)	(522,283)	(273,605)	(935,670)

Total increase (decrease) in contract owners’ equity	(359,803)	26,421	(422,981)	(727,910)	(351,980)	(1,038,616)
Contract owners’ equity at beginning of period	1,110,770	1,084,349	3,029,208	3,757,118	1,479,344	2,517,960

Contract owners’ equity at end of period	$750,967	$1,110,770	$2,606,227	$3,029,208	$1,127,364	$1,479,344

	2015	2014	2015	2014	2015	2014
Units, beginning of period	79,118	72,636	217,472	252,613	131,787	211,045
Units issued	5,529	18,448	10,708	20,967	2,453	5,399
Units redeemed	(26,945)	(11,966)	(25,749)	(56,108)	(25,729)	(84,657)

Units, end of period	57,702	79,118	202,431	217,472	108,511	131,787

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$49,192	$44,621	$32,753	$26,457	$57,236	$46,491
Expenses:
Mortality and expense risk and administrative charges	(45,064)	(42,419)	(26,089)	(29,853)	(53,252)	(61,623)

Net investment income (loss)	4,128	2,202	6,664	(3,396)	3,984	(15,132)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	94,262	82,050	111,782	223,582	138,182	230,799

Realized gains (losses)	94,262	82,050	111,782	223,582	138,182	230,799

Unrealized appreciation (depreciation) during the period	(248,682)	(122,546)	(42,531)	(376,199)	15,102	(545,844)

Net increase (decrease) in contract owners’ equity from operations	(150,292)	(38,294)	75,915	(156,013)	157,268	(330,177)

Changes from principal transactions:
Purchase payments	49,150	3,002	23,543	2,041	151,248	34,189
Transfers between sub-accounts and the company	758,630	157,399	16,183	(213,316)	38,442	(231,845)
Withdrawals	(288,794)	(97,507)	(195,290)	(231,433)	(236,752)	(328,602)
Annual contract fee	(9,314)	(8,089)	(1,155)	(1,243)	(12,283)	(13,150)

Net increase (decrease) in contract owners’ equity from principal transactions	509,672	54,805	(156,719)	(443,951)	(59,345)	(539,408)

Total increase (decrease) in contract owners’ equity	359,380	16,511	(80,804)	(599,964)	97,923	(869,585)
Contract owners’ equity at beginning of period	2,654,012	2,637,501	1,717,954	2,317,918	3,327,428	4,197,013

Contract owners’ equity at end of period	$3,013,392	$2,654,012	$1,637,150	$1,717,954	$3,425,351	$3,327,428

	2015	2014	2015	2014	2015	2014
Units, beginning of period	177,507	173,680	104,449	129,301	206,072	237,336
Units issued	67,044	46,966	16,722	15,454	24,904	30,231
Units redeemed	(34,496)	(43,139)	(26,384)	(40,306)	(28,473)	(61,495)

Units, end of period	210,055	177,507	94,787	104,449	202,503	206,072

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$81,427	$153,648	$116,160	$248,608	$67,124	$128,769
Expenses:
Mortality and expense risk and administrative charges	(67,732)	(84,708)	(125,006)	(164,346)	(53,429)	(63,258)

Net investment income (loss)	13,695	68,940	(8,846)	84,262	13,695	65,511

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	156,609	9,898
Net realized gain (loss)	(215,405)	(159,227)	423,771	42,061	49,651	62,447

Realized gains (losses)	(215,405)	(159,227)	423,771	42,061	206,260	72,345

Unrealized appreciation (depreciation) during the period	(196,802)	(679,551)	(1,121,256)	(1,515,605)	(297,776)	36,318

Net increase (decrease) in contract owners’ equity from operations	(398,512)	(769,838)	(706,331)	(1,389,282)	(77,821)	174,174

Changes from principal transactions:
Purchase payments	167,353	31,191	216,215	29,542	35,668	26,209
Transfers between sub-accounts and the company	(211,843)	(126,057)	(9,925)	(974,558)	(46,986)	(2,384)
Withdrawals	(386,370)	(584,021)	(1,026,995)	(1,731,645)	(688,365)	(576,880)
Annual contract fee	(2,469)	(2,843)	(24,925)	(32,715)	(4,394)	(5,004)

Net increase (decrease) in contract owners’ equity from principal transactions	(433,329)	(681,730)	(845,630)	(2,709,376)	(704,077)	(558,059)

Total increase (decrease) in contract owners’ equity	(831,841)	(1,451,568)	(1,551,961)	(4,098,658)	(781,898)	(383,885)
Contract owners’ equity at beginning of period	4,752,436	6,204,004	8,323,663	12,422,321	4,216,884	4,600,769

Contract owners’ equity at end of period	$3,920,595	$4,752,436	$6,771,702	$8,323,663	$3,434,986	$4,216,884

	2015	2014	2015	2014	2015	2014
Units, beginning of period	249,281	280,858	401,557	515,947	152,823	170,913
Units issued	13,529	6,442	57,510	41,476	5,352	3,889
Units redeemed	(36,305)	(38,019)	(96,774)	(155,866)	(33,540)	(21,979)

Units, end of period	226,505	249,281	362,293	401,557	124,635	152,823

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$282,661	$539,351	$10,081	$19,321	$111,614	$245,959
Expenses:
Mortality and expense risk and administrative charges	(278,904)	(308,751)	(8,542)	(15,072)	(105,586)	(188,162)

Net investment income (loss)	3,757	230,600	1,539	4,249	6,028	57,797

Realized gains (losses) on investments:
Capital gain distributions received	770,667	44,805	—	—	—	—
Net realized gain (loss)	(2,881)	231,788	33,083	528,553	954,697	5,978,756

Realized gains (losses)	767,786	276,593	33,083	528,553	954,697	5,978,756

Unrealized appreciation (depreciation) during the period	(1,219,840)	209,628	(72,017)	(527,462)	(1,450,733)	(5,986,708)

Net increase (decrease) in contract owners’ equity from operations	(448,297)	716,821	(37,395)	5,340	(490,008)	49,845

Changes from principal transactions:
Purchase payments	53,730	29,840	7,259	8,412	146,418	35,754
Transfers between sub-accounts and the company	632,304	1,017,414	(44,887)	(1,731,523)	(1,886,730)	(18,772,169)
Withdrawals	(2,756,307)	(3,187,792)	(122,600)	(75,081)	(1,102,620)	(1,226,739)
Annual contract fee	(61,775)	(69,994)	(514)	(862)	(32,283)	(46,678)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,132,048)	(2,210,532)	(160,742)	(1,799,054)	(2,875,215)	(20,009,832)

Total increase (decrease) in contract owners’ equity	(2,580,345)	(1,493,711)	(198,137)	(1,793,714)	(3,365,223)	(19,959,987)
Contract owners’ equity at beginning of period	18,878,579	20,372,290	675,651	2,469,365	9,215,893	29,175,880

Contract owners’ equity at end of period	$16,298,234	$18,878,579	$477,514	$675,651	$5,850,670	$9,215,893

	2015	2014	2015	2014	2015	2014
Units, beginning of period	1,016,359	1,120,139	30,108	116,715	412,360	1,297,729
Units issued	114,502	163,359	319	3,151	16,950	34,549
Units redeemed	(227,546)	(267,139)	(7,201)	(89,758)	(150,698)	(919,918)

Units, end of period	903,315	1,016,359	23,226	30,108	278,612	412,360

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I
	2015	2014 (a)	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$24,831	$38,139	$223,955	$309,769	$234,993	$295,914
Expenses:
Mortality and expense risk and administrative charges	(22,872)	(23,536)	(215,808)	(197,149)	(147,268)	(201,159)

Net investment income (loss)	1,959	14,603	8,147	112,620	87,725	94,755

Realized gains (losses) on investments:
Capital gain distributions received	1,453	45,774	15,343	407,390	692,615	—
Net realized gain (loss)	19,108	6,099	46,484	154,028	219,255	3,273,279

Realized gains (losses)	20,561	51,873	61,827	561,418	911,870	3,273,279

Unrealized appreciation (depreciation) during the period	(51,447)	15,460	(495,432)	113,477	(1,343,122)	(2,937,738)

Net increase (decrease) in contract owners’ equity from operations	(28,927)	81,936	(425,458)	787,515	(343,527)	430,296

Changes from principal transactions:
Purchase payments	20,489	16,226	178,275	140,443	16,153	18,109
Transfers between sub-accounts and the company	(29,066)	1,707,542	(685,978)	15,634,605	14,715	(16,716,516)
Withdrawals	(377,116)	(94,471)	(1,140,682)	(1,314,617)	(684,061)	(1,253,588)
Annual contract fee	(1,148)	(998)	(61,742)	(58,391)	(15,930)	(18,446)

Net increase (decrease) in contract owners’ equity from principal transactions	(386,841)	1,628,299	(1,710,127)	14,402,040	(669,123)	(17,970,441)

Total increase (decrease) in contract owners’ equity	(415,768)	1,710,235	(2,135,585)	15,189,555	(1,012,650)	(17,540,145)
Contract owners’ equity at beginning of period	1,710,235	—	15,189,555	—	10,285,827	27,825,972

Contract owners’ equity at end of period	$1,294,467	$1,710,235	$13,053,970	$15,189,555	$9,273,177	$10,285,827

	2015	2014	2015	2014	2015	2014
Units, beginning of period	128,818	—	1,146,158	—	450,663	1,294,647
Units issued	1,612	144,624	29,230	1,528,389	4,213	20,786
Units redeemed	(29,913)	(15,806)	(157,693)	(382,231)	(32,433)	(864,770)

Units, end of period	100,517	128,818	1,017,695	1,146,158	422,443	450,663

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series II		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$6,066,128	$8,190,114	$344,097	$426,202	$9,070,650	$11,414,145
Expenses:
Mortality and expense risk and administrative charges	(4,210,817)	(6,044,627)	(211,672)	(189,934)	(6,384,905)	(5,885,386)

Net investment income (loss)	1,855,311	2,145,487	132,425	236,268	2,685,745	5,528,759

Realized gains (losses) on investments:
Capital gain distributions received	20,186,108	—	257,189	229,751	7,414,641	6,797,262
Net realized gain (loss)	8,614,832	99,187,254	24,383	31,052	928,107	1,510,511

Realized gains (losses)	28,800,940	99,187,254	281,572	260,803	8,342,748	8,307,773

Unrealized appreciation (depreciation) during the period	(40,986,802)	(89,130,178)	(594,074)	75,692	(17,685,523)	2,299,262

Net increase (decrease) in contract owners’ equity from operations	(10,330,551)	12,202,563	(180,077)	572,763	(6,657,030)	16,135,794

Changes from principal transactions:
Purchase payments	757,907	1,340,535	13,051	9,771	860,944	1,382,037
Transfers between sub-accounts and the company	(1,599,988)	(490,631,909)	(258,674)	16,342,894	(222,232)	484,087,298
Withdrawals	(31,407,703)	(48,996,983)	(1,422,961)	(1,099,279)	(48,259,128)	(51,257,544)
Annual contract fee	(1,577,353)	(2,079,114)	(36,822)	(33,393)	(2,407,542)	(2,139,774)

Net increase (decrease) in contract owners’ equity from principal transactions	(33,827,137)	(540,367,471)	(1,705,406)	15,219,993	(50,027,958)	432,072,017

Total increase (decrease) in contract owners’ equity	(44,157,688)	(528,164,908)	(1,885,483)	15,792,756	(56,684,988)	448,207,811
Contract owners’ equity at beginning of period	303,809,802	831,974,710	15,792,756	—	455,631,029	7,423,218

Contract owners’ equity at end of period	$259,652,114	$303,809,802	$13,907,273	$15,792,756	$398,946,041	$455,631,029

	2015	2014	2015	2014	2015	2014
Units, beginning of period	15,840,916	43,843,012	1,196,353	—	32,614,278	504,847
Units issued	2,464,863	2,923,121	5,167	1,309,794	3,052,950	39,332,698
Units redeemed	(4,057,194)	(30,925,217)	(133,491)	(113,441)	(6,435,055)	(7,223,267)

Units, end of period	14,248,585	15,840,916	1,068,029	1,196,353	29,232,173	32,614,278

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2015	2014	2015	2014	2015	2014 (a)
Income:
Dividend distributions received	$60,632	$73,574	$1,568,193	$1,969,138	$98,718	$112,419
Expenses:
Mortality and expense risk and administrative charges	(37,411)	(54,417)	(1,046,493)	(1,452,458)	(57,800)	(51,350)

Net investment income (loss)	23,221	19,157	521,700	516,680	40,918	61,069

Realized gains (losses) on investments:
Capital gain distributions received	131,509	158,907	3,923,240	4,462,575	38,405	51,577
Net realized gain (loss)	(23,423)	268,021	(1,317,038)	3,040,207	230	9,742

Realized gains (losses)	108,086	426,928	2,606,202	7,502,782	38,635	61,319

Unrealized appreciation (depreciation) during the period	(162,436)	(273,183)	(4,197,114)	(3,828,990)	(128,908)	(22,337)

Net increase (decrease) in contract owners’ equity from operations	(31,129)	172,902	(1,069,212)	4,190,472	(49,355)	100,051

Changes from principal transactions:
Purchase payments	85,974	1,237	102,922	147,253	611	850
Transfers between sub-accounts and the company	(201,340)	(4,330,603)	(984,888)	(103,858,528)	2,901	4,449,999
Withdrawals	(184,506)	(988,671)	(9,267,644)	(12,958,883)	(191,350)	(712,388)
Annual contract fee	(880)	(2,193)	(411,969)	(534,293)	(5,272)	(4,095)

Net increase (decrease) in contract owners’ equity from principal transactions	(300,752)	(5,320,230)	(10,561,579)	(117,204,451)	(193,110)	3,734,366

Total increase (decrease) in contract owners’ equity	(331,881)	(5,147,328)	(11,630,791)	(113,013,979)	(242,465)	3,834,417
Contract owners’ equity at beginning of period	2,613,922	7,761,250	75,094,901	188,108,880	3,834,417	—

Contract owners’ equity at end of period	$2,282,041	$2,613,922	$63,464,110	$75,094,901	$3,591,952	$3,834,417

	2015	2014	2015	2014	2015	2014
Units, beginning of period	101,402	333,597	4,090,146	10,437,507	294,442	—
Units issued	4,991	16,540	733,674	1,179,319	292	351,905
Units redeemed	(15,760)	(248,735)	(1,247,013)	(7,526,680)	(15,071)	(57,463)

Units, end of period	90,633	101,402	3,576,807	4,090,146	279,663	294,442

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,149,198	$2,669,929	$102,925	$157,127	$5,925,489	$9,129,730
Expenses:
Mortality and expense risk and administrative charges	(1,355,800)	(1,273,198)	(71,298)	(107,609)	(4,713,556)	(7,214,668)

Net investment income (loss)	793,398	1,396,731	31,627	49,518	1,211,933	1,915,062

Realized gains (losses) on investments:
Capital gain distributions received	939,014	1,322,781	—	—	—	—
Net realized gain (loss)	79,262	305,937	195,662	2,544,661	13,486,301	139,133,391

Realized gains (losses)	1,018,276	1,628,718	195,662	2,544,661	13,486,301	139,133,391

Unrealized appreciation (depreciation) during the period	(3,055,216)	(504,542)	(521,847)	(2,503,813)	(33,640,046)	(136,261,160)

Net increase (decrease) in contract owners’ equity from operations	(1,243,542)	2,520,907	(294,558)	90,366	(18,941,812)	4,787,293

Changes from principal transactions:
Purchase payments	227,245	212,861	92,916	10,073	585,666	1,424,036
Transfers between sub-accounts and the company	(421,177)	102,113,816	(126,932)	(10,718,943)	(10,849,814)	(621,540,677)
Withdrawals	(11,520,076)	(10,795,495)	(633,392)	(853,252)	(35,230,022)	(61,738,035)
Annual contract fee	(573,286)	(509,950)	(12,169)	(18,345)	(1,853,708)	(2,472,918)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,287,294)	91,021,232	(679,577)	(11,580,467)	(47,347,878)	(684,327,594)

Total increase (decrease) in contract owners’ equity	(13,530,836)	93,542,139	(974,135)	(11,490,101)	(66,289,690)	(679,540,301)
Contract owners’ equity at beginning of period	97,730,838	4,188,699	5,421,549	16,911,650	345,465,517	1,025,005,818

Contract owners’ equity at end of period	$84,200,002	$97,730,838	$4,447,414	$5,421,549	$279,175,827	$345,465,517

	2015	2014	2015	2014	2015	2014
Units, beginning of period	7,228,119	306,469	248,123	790,523	17,851,196	52,806,990
Units issued	1,060,882	9,230,060	3,841	29,630	2,083,546	4,638,987
Units redeemed	(1,931,730)	(2,308,410)	(39,856)	(572,030)	(4,517,878)	(39,594,781)

Units, end of period	6,357,271	7,228,119	212,108	248,123	15,416,864	17,851,196

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II		Lifestyle Moderate MVP Series I
	2015	2014 (a)	2015	2014	2015	2014
Income:
Dividend distributions received	$218,434	$255,320	$10,976,154	$14,016,579	$111,951	$135,500
Expenses:
Mortality and expense risk and administrative charges	(142,322)	(126,443)	(8,413,894)	(7,706,265)	(66,522)	(80,733)

Net investment income (loss)	76,112	128,877	2,562,260	6,310,314	45,429	54,767

Realized gains (losses) on investments:
Capital gain distributions received	174,508	118,450	9,814,955	6,828,167	378,595	222,049
Net realized gain (loss)	16,022	46,612	3,444,978	2,641,346	60,461	1,040,546

Realized gains (losses)	190,530	165,062	13,259,933	9,469,513	439,056	1,262,595

Unrealized appreciation (depreciation) during the period	(414,563)	154,193	(24,507,429)	8,938,276	(587,447)	(1,100,859)

Net increase (decrease) in contract owners’ equity from operations	(147,921)	448,132	(8,685,236)	24,718,103	(102,962)	216,503

Changes from principal transactions:
Purchase payments	40,335	34,734	3,272,602	2,633,234	88,133	3,513
Transfers between sub-accounts and the company	93,977	10,444,368	6,655,856	623,730,032	(86,538)	(4,459,091)
Withdrawals	(397,283)	(920,582)	(63,930,633)	(68,658,815)	(329,268)	(480,962)
Annual contract fee	(22,546)	(16,667)	(3,202,368)	(2,857,731)	(6,192)	(6,870)

Net increase (decrease) in contract owners’ equity from principal transactions	(285,517)	9,541,853	(57,204,543)	554,846,720	(333,865)	(4,943,410)

Total increase (decrease) in contract owners’ equity	(433,438)	9,989,985	(65,889,779)	579,564,823	(436,827)	(4,726,907)
Contract owners’ equity at beginning of period	9,989,985	—	592,593,566	13,028,743	4,698,194	9,425,101

Contract owners’ equity at end of period	$9,556,547	$9,989,985	$526,703,787	$592,593,566	$4,261,367	$4,698,194

	2015	2014	2015	2014	2015	2014
Units, beginning of period	750,777	—	41,887,221	835,780	197,749	412,143
Units issued	17,621	859,014	4,817,308	51,391,174	3,838	11,861
Units redeemed	(38,871)	(108,237)	(8,529,280)	(10,339,733)	(18,689)	(226,255)

Units, end of period	729,527	750,777	38,175,249	41,887,221	182,898	197,749

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I		Lifestyle Moderate Trust PS Series II
	2015	2014	2015	2014 (a)	2015	2014
Income:
Dividend distributions received	$2,531,065	$3,165,360	$89,326	$112,335	$3,309,416	$4,249,547
Expenses:
Mortality and expense risk and administrative charges	(1,652,184)	(2,225,703)	(55,355)	(52,612)	(2,274,827)	(2,150,416)

Net investment income (loss)	878,881	939,657	33,971	59,723	1,034,589	2,099,131

Realized gains (losses) on investments:
Capital gain distributions received	9,516,753	5,642,140	64,130	86,030	2,577,641	3,354,635
Net realized gain (loss)	1,534,340	45,771,618	1,317	10,209	155,498	544,182

Realized gains (losses)	11,051,093	51,413,758	65,447	96,239	2,733,139	3,898,817

Unrealized appreciation (depreciation) during the period	(14,646,287)	(46,553,136)	(144,954)	(16,859)	(5,942,338)	(644,171)

Net increase (decrease) in contract owners’ equity from operations	(2,716,313)	5,800,279	(45,536)	139,103	(2,174,610)	5,353,777

Changes from principal transactions:
Purchase payments	155,368	136,661	17,647	17,560	329,719	489,472
Transfers between sub-accounts and the company	2,285,773	(170,354,625)	(66,547)	4,288,029	(2,794,381)	168,701,046
Withdrawals	(11,083,335)	(15,409,072)	(424,082)	(408,996)	(16,800,268)	(17,534,666)
Annual contract fee	(637,173)	(792,122)	(6,683)	(5,414)	(903,250)	(831,362)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,279,367)	(186,419,158)	(479,665)	3,891,179	(20,168,180)	150,824,490

Total increase (decrease) in contract owners’ equity	(11,995,680)	(180,618,879)	(525,201)	4,030,282	(22,342,790)	156,178,267
Contract owners’ equity at beginning of period	117,226,663	297,845,542	4,030,282	—	163,352,047	7,173,780

Contract owners’ equity at end of period	$105,230,983	$117,226,663	$3,505,081	$4,030,282	$141,009,257	$163,352,047

	2015	2014	2015	2014	2015	2014
Units, beginning of period	6,177,913	15,911,336	306,570	—	11,807,648	495,533
Units issued	1,148,059	1,448,484	2,869	363,597	1,260,775	14,254,959
Units redeemed	(1,533,268)	(11,181,907)	(39,182)	(57,027)	(2,646,544)	(2,942,844)

Units, end of period	5,792,704	6,177,913	270,257	306,570	10,421,879	11,807,648

(a)	Sub-account available in prior year but no activity.

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$14,563	$13,433	$80,330	$78,918	$—	$8,765
Expenses:
Mortality and expense risk and administrative charges	(22,283)	(20,112)	(154,014)	(169,072)	(117,000)	(132,107)

Net investment income (loss)	(7,720)	(6,679)	(73,684)	(90,154)	(117,000)	(123,342)

Realized gains (losses) on investments:
Capital gain distributions received	119,430	76,894	800,443	629,455	1,496,005	1,566,445
Net realized gain (loss)	108,382	49,497	426,343	1,121,703	334,500	404,349

Realized gains (losses)	227,812	126,391	1,226,786	1,751,158	1,830,505	1,970,794

Unrealized appreciation (depreciation) during the period	(270,954)	(16,585)	(1,575,712)	(904,905)	(1,555,347)	(1,338,797)

Net increase (decrease) in contract owners’ equity from operations	(50,862)	103,127	(422,610)	756,099	158,158	508,655

Changes from principal transactions:
Purchase payments	2,233	8,492	192,726	20,271	4,472	43,006
Transfers between sub-accounts and the company	72,562	67,027	265,176	(893,077)	(93,003)	(349,094)
Withdrawals	(169,318)	(108,424)	(996,444)	(1,999,147)	(1,334,128)	(1,027,503)
Annual contract fee	(870)	(899)	(35,546)	(40,627)	(6,579)	(7,364)

Net increase (decrease) in contract owners’ equity from principal transactions	(95,393)	(33,804)	(574,088)	(2,912,580)	(1,429,238)	(1,340,955)

Total increase (decrease) in contract owners’ equity	(146,255)	69,323	(996,698)	(2,156,481)	(1,271,080)	(832,300)
Contract owners’ equity at beginning of period	1,421,614	1,352,291	10,053,530	12,210,011	8,228,913	9,061,213

Contract owners’ equity at end of period	$1,275,359	$1,421,614	$9,056,832	$10,053,530	$6,957,833	$8,228,913

	2015	2014	2015	2014	2015	2014
Units, beginning of period	42,033	43,098	345,282	443,247	308,673	361,099
Units issued	9,951	3,342	47,768	61,159	3,608	11,950
Units redeemed	(12,645)	(4,407)	(68,537)	(159,124)	(54,710)	(64,376)

Units, end of period	39,339	42,033	324,513	345,282	257,571	308,673

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$33,217	$23,881	$74,466	$52,759
Expenses:
Mortality and expense risk and administrative charges	(202,860)	(222,077)	(48,170)	(54,141)	(139,157)	(160,426)

Net investment income (loss)	(202,860)	(222,077)	(14,953)	(30,260)	(64,691)	(107,667)

Realized gains (losses) on investments:
Capital gain distributions received	2,661,952	2,545,305	541,707	315,399	1,533,048	949,201
Net realized gain (loss)	633,632	1,714,853	147,202	445,245	1,017,552	1,068,593

Realized gains (losses)	3,295,584	4,260,158	688,909	760,644	2,550,600	2,017,794

Unrealized appreciation (depreciation) during the period	(2,853,996)	(3,231,600)	(815,571)	(446,244)	(2,883,073)	(1,059,719)

Net increase (decrease) in contract owners’ equity from operations	238,728	806,481	(141,615)	284,140	(397,164)	850,408

Changes from principal transactions:
Purchase payments	270,462	231,324	1,400	1,600	27,041	39,040
Transfers between sub-accounts and the company	(602,533)	(1,899,800)	(97,471)	53,092	(722,652)	(397,731)
Withdrawals	(1,013,755)	(2,031,057)	(236,060)	(468,315)	(886,580)	(1,325,613)
Annual contract fee	(37,674)	(42,840)	(2,232)	(2,370)	(28,486)	(29,812)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,383,500)	(3,742,373)	(334,363)	(415,993)	(1,610,677)	(1,714,116)

Total increase (decrease) in contract owners’ equity	(1,144,772)	(2,935,892)	(475,978)	(131,853)	(2,007,841)	(863,708)
Contract owners’ equity at beginning of period	13,579,254	16,515,146	3,251,996	3,383,849	9,892,515	10,756,223

Contract owners’ equity at end of period	$12,434,482	$13,579,254	$2,776,018	$3,251,996	$7,884,674	$9,892,515

	2015	2014	2015	2014	2015	2014
Units, beginning of period	428,967	552,067	120,987	137,166	375,438	443,847
Units issued	68,518	75,328	1,476	16,930	16,603	12,083
Units redeemed	(107,990)	(198,428)	(13,678)	(33,109)	(77,005)	(80,492)

Units, end of period	389,495	428,967	108,785	120,987	315,036	375,438

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Money Market Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$24	$—	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(22,017)	(31,746)	(49,942)	(62,146)	(319,938)	(425,864)

Net investment income (loss)	(21,993)	(31,746)	(49,942)	(62,146)	(319,938)	(425,864)

Realized gains (losses) on investments:
Capital gain distributions received	5	28	4	105	22	697
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	5	28	4	105	22	697

Unrealized appreciation (depreciation) during the period	—	(2)	(2)	(2)	(1)	1

Net increase (decrease) in contract owners’ equity from operations	(21,988)	(31,720)	(49,940)	(62,043)	(319,917)	(425,166)

Changes from principal transactions:
Purchase payments	—	—	50,420	513,328	71,105	157,195
Transfers between sub-accounts and the company	(30,257)	(352,348)	(242,508)	(1,022,952)	(2,266,057)	(3,671,470)
Withdrawals	(135,764)	(525,113)	(505,631)	(745,169)	(3,190,818)	(5,123,012)
Annual contract fee	(7,405)	(13,889)	(5,366)	(5,337)	(133,497)	(169,796)

Net increase (decrease) in contract owners’ equity from principal transactions	(173,426)	(891,350)	(703,085)	(1,260,130)	(5,519,267)	(8,807,083)

Total increase (decrease) in contract owners’ equity	(195,414)	(923,070)	(753,025)	(1,322,173)	(5,839,184)	(9,232,249)
Contract owners’ equity at beginning of period	1,499,638	2,422,708	3,675,062	4,997,235	24,078,599	33,310,848

Contract owners’ equity at end of period	$1,304,224	$1,499,638	$2,922,037	$3,675,062	$18,239,415	$24,078,599

	2015	2014	2015	2014	2015	2014
Units, beginning of period	127,975	203,311	238,183	317,025	2,032,452	2,774,743
Units issued	344	1,466	10,890	33,153	134,169	289,405
Units redeemed	(15,248)	(76,802)	(54,095)	(111,995)	(601,793)	(1,031,696)

Units, end of period	113,071	127,975	194,978	238,183	1,564,828	2,032,452

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mutual Shares Trust Series I		Natural Resources Trust Series II		PIMCO All Asset (b)
	2015	2014	2015	2014 (e)	2015	2014
Income:
Dividend distributions received	$15,700	$26,053	$—	$80,929	$67,078	$136,874
Expenses:
Mortality and expense risk and administrative charges	(7,231)	(7,686)	—	(95,835)	(37,366)	(47,973)

Net investment income (loss)	8,469	18,367	—	(14,906)	29,712	88,901

Realized gains (losses) on investments:
Capital gain distributions received	69,045	14,332	—	—	—	—
Net realized gain (loss)	21,999	22,473	—	(1,104,732)	(42,523)	43,801

Realized gains (losses)	91,044	36,805	—	(1,104,732)	(42,523)	43,801

Unrealized appreciation (depreciation) during the period	(140,148)	(5,828)	—	576,196	(236,499)	(140,786)

Net increase (decrease) in contract owners’ equity from operations	(40,635)	49,344	—	(543,442)	(249,310)	(8,084)

Changes from principal transactions:
Purchase payments	540	733	—	33,477	270	—
Transfers between sub-accounts and the company	21,855	(35)	—	(6,417,688)	(166,252)	(535,329)
Withdrawals	(57,701)	(39,521)	—	(721,972)	(172,700)	(257,633)
Annual contract fee	(6,360)	(6,535)	—	(17,476)	(7,569)	(10,317)

Net increase (decrease) in contract owners’ equity from principal transactions	(41,666)	(45,358)	—	(7,123,659)	(346,251)	(803,279)

Total increase (decrease) in contract owners’ equity	(82,301)	3,986	—	(7,667,101)	(595,561)	(811,363)
Contract owners’ equity at beginning of period	801,993	798,007	—	7,667,101	2,608,188	3,419,551

Contract owners’ equity at end of period	$719,692	$801,993	$—	$—	$2,012,627	$2,608,188

	2015	2014	2015	2014	2015	2014
Units, beginning of period	45,940	48,561	—	280,318	138,378	178,354
Units issued	1,546	748	—	52,920	5,550	3,496
Units redeemed	(3,824)	(3,369)	—	(333,238)	(24,165)	(43,472)

Units, end of period	43,662	45,940	—	—	119,763	138,378

(b)	Sub-account that invests in non-affiliated Trust.
(e)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$42,969	$40,423	$141,354	$126,724	$222,707	$138,534
Expenses:
Mortality and expense risk and administrative charges	(36,318)	(38,061)	(133,746)	(144,096)	(59,805)	(78,380)

Net investment income (loss)	6,651	2,362	7,608	(17,372)	162,902	60,154

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	417,383	212,262	1,307,583	1,582,708	(38,758)	(55,899)

Realized gains (losses)	417,383	212,262	1,307,583	1,582,708	(38,758)	(55,899)

Unrealized appreciation (depreciation) during the period	(411,689)	450,860	(1,311,258)	792,275	(290,017)	156,069

Net increase (decrease) in contract owners’ equity from operations	12,345	665,484	3,933	2,357,611	(165,873)	160,324

Changes from principal transactions:
Purchase payments	1,131	1,161	12,797	123,279	2,457	18,217
Transfers between sub-accounts and the company	(196,565)	(113,268)	61,237	(1,061,598)	(314,255)	(329,065)
Withdrawals	(233,798)	(286,715)	(937,808)	(1,312,935)	(423,732)	(855,050)
Annual contract fee	(1,133)	(1,112)	(19,274)	(26,514)	(9,458)	(12,947)

Net increase (decrease) in contract owners’ equity from principal transactions	(430,365)	(399,934)	(883,048)	(2,277,768)	(744,988)	(1,178,845)

Total increase (decrease) in contract owners’ equity	(418,020)	265,550	(879,115)	79,843	(910,861)	(1,018,521)
Contract owners’ equity at beginning of period	2,605,401	2,339,851	8,749,204	8,669,361	4,189,299	5,207,820

Contract owners’ equity at end of period	$2,187,381	$2,605,401	$7,870,089	$8,749,204	$3,278,438	$4,189,299

	2015	2014	2015	2014	2015	2014
Units, beginning of period	53,478	62,435	243,922	305,926	238,031	304,665
Units issued	5,265	6,403	55,051	67,559	8,687	30,840
Units redeemed	(14,276)	(15,360)	(87,393)	(129,563)	(51,385)	(97,474)

Units, end of period	44,467	53,478	211,580	243,922	195,333	238,031

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$—	$—	$55,031	$74,140
Expenses:
Mortality and expense risk and administrative charges	(97,973)	(100,255)	(91,262)	(86,481)	(49,304)	(59,549)

Net investment income (loss)	(97,973)	(100,255)	(91,262)	(86,481)	5,727	14,591

Realized gains (losses) on investments:
Capital gain distributions received	1,097,704	210,626	1,005,131	170,988	—	—
Net realized gain (loss)	585,783	647,866	411,175	762,457	(28,766)	(29,859)

Realized gains (losses)	1,683,487	858,492	1,416,306	933,445	(28,766)	(29,859)

Unrealized appreciation (depreciation) during the period	(1,241,517)	(41,878)	(1,031,450)	(275,881)	(2,466)	3,016

Net increase (decrease) in contract owners’ equity from operations	343,997	716,359	293,594	571,083	(25,505)	(12,252)

Changes from principal transactions:
Purchase payments	17,367	17,496	43,520	102,109	136,767	122,783
Transfers between sub-accounts and the company	(9,459)	72,626	1,014,548	145,020	(113,164)	(127,280)
Withdrawals	(713,120)	(797,998)	(517,335)	(790,164)	(570,277)	(856,620)
Annual contract fee	(5,309)	(5,211)	(17,679)	(17,750)	(1,834)	(2,017)

Net increase (decrease) in contract owners’ equity from principal transactions	(710,521)	(713,087)	523,054	(560,785)	(548,508)	(863,134)

Total increase (decrease) in contract owners’ equity	(366,524)	3,272	816,648	10,298	(574,013)	(875,386)
Contract owners’ equity at beginning of period	6,844,896	6,841,624	5,562,022	5,551,724	3,583,670	4,459,056

Contract owners’ equity at end of period	$6,478,372	$6,844,896	$6,378,670	$5,562,022	$3,009,657	$3,583,670

	2015	2014	2015	2014	2015	2014
Units, beginning of period	324,865	363,433	209,711	229,840	289,466	358,960
Units issued	7,178	16,576	62,508	67,288	20,271	30,954
Units redeemed	(47,637)	(55,144)	(44,085)	(87,417)	(64,828)	(100,448)

Units, end of period	284,406	324,865	228,134	209,711	244,909	289,466

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I		Small Cap Growth Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$98,192	$96,630	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(90,863)	(90,125)	(205)	(206)	(50,045)	(52,821)

Net investment income (loss)	7,329	6,505	(205)	(206)	(50,045)	(52,821)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	3,737	3,167	636,238	548,001
Net realized gain (loss)	(111,920)	(74,337)	57	125	78,964	215,305

Realized gains (losses)	(111,920)	(74,337)	3,794	3,292	715,202	763,306

Unrealized appreciation (depreciation) during the period	30,637	37,332	(5,561)	(1,814)	(1,014,474)	(538,329)

Net increase (decrease) in contract owners’ equity from operations	(73,954)	(30,500)	(1,972)	1,272	(349,317)	172,156

Changes from principal transactions:
Purchase payments	54,000	12,430	—	—	10,362	125,323
Transfers between sub-accounts and the company	1,803,436	(552,966)	—	—	368,224	(562,286)
Withdrawals	(730,090)	(1,026,940)	(902)	(827)	(389,682)	(278,046)
Annual contract fee	(9,906)	(12,248)	—	—	(7,477)	(7,791)

Net increase (decrease) in contract owners’ equity from principal transactions	1,117,440	(1,579,724)	(902)	(827)	(18,573)	(722,800)

Total increase (decrease) in contract owners’ equity	1,043,486	(1,610,224)	(2,874)	445	(367,890)	(550,644)
Contract owners’ equity at beginning of period	4,685,111	6,295,335	21,304	20,859	3,277,786	3,828,430

Contract owners’ equity at end of period	$5,728,597	$4,685,111	$18,430$	21,304	$2,909,896	$3,277,786

	2015	2014	2015	2014	2015	2014
Units, beginning of period	383,767	511,375	989	1,032	120,831	146,507
Units issued	693,691	170,174	—	—	32,888	49,183
Units redeemed	(601,574)	(297,782)	(41)	(43)	(33,384)	(74,859)

Units, end of period	475,884	383,767	948	989	120,335	120,831

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$3,911	$4,422	$48,829	$52,797	$2,285	$1,593
Expenses:
Mortality and expense risk and administrative charges	(6,845)	(7,183)	(99,618)	(126,809)	(45,079)	(49,437)

Net investment income (loss)	(2,934)	(2,761)	(50,789)	(74,012)	(42,794)	(47,844)

Realized gains (losses) on investments:
Capital gain distributions received	33,489	26,625	497,405	485,302	110,167	—
Net realized gain (loss)	45,783	20,383	205,586	131,819	167,801	249,988

Realized gains (losses)	79,272	47,008	702,991	617,121	277,968	249,988

Unrealized appreciation (depreciation) during the period	(103,971)	(25,194)	(1,004,064)	(410,727)	(427,946)	(182,524)

Net increase (decrease) in contract owners’ equity from operations	(27,633)	19,053	(351,862)	132,382	(192,772)	19,620

Changes from principal transactions:
Purchase payments	260	330	17,812	19,618	26,046	1,132
Transfers between sub-accounts and the company	(64,388)	100,129	(148,041)	(1,131,301)	(20,638)	(257,598)
Withdrawals	(95,721)	(56,848)	(1,010,203)	(1,726,408)	(280,711)	(331,317)
Annual contract fee	(344)	(423)	(25,853)	(34,238)	(1,371)	(1,365)

Net increase (decrease) in contract owners’ equity from principal transactions	(160,193)	43,188	(1,166,285)	(2,872,329)	(276,674)	(589,148)

Total increase (decrease) in contract owners’ equity	(187,826)	62,241	(1,518,147)	(2,739,947)	(469,446)	(569,528)
Contract owners’ equity at beginning of period	533,768	471,527	7,033,264	9,773,211	3,196,465	3,765,993

Contract owners’ equity at end of period	$345,942	$533,768	$5,515,117	$7,033,264	$2,727,019	$3,196,465

	2015	2014	2015	2014	2015	2014
Units, beginning of period	20,361	18,556	260,763	373,364	96,553	114,830
Units issued	3,115	4,030	9,548	10,613	2,778	2,113
Units redeemed	(9,452)	(2,225)	(52,065)	(123,214)	(11,265)	(20,390)

Units, end of period	14,024	20,361	218,246	260,763	88,066	96,553

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$—	$—	$8,319	$17,364	$35,798	$970
Expenses:
Mortality and expense risk and administrative charges	(96,348)	(106,303)	(53,609)	(61,647)	(41,382)	(50,759)

Net investment income (loss)	(96,348)	(106,303)	(45,290)	(44,283)	(5,584)	(49,789)

Realized gains (losses) on investments:
Capital gain distributions received	229,047	—	499,661	454,173	366,736	71,273
Net realized gain (loss)	375,727	658,294	228,697	372,239	105,155	241,362

Realized gains (losses)	604,774	658,294	728,358	826,412	471,891	312,635

Unrealized appreciation (depreciation) during the period	(925,062)	(537,520)	(777,426)	(561,207)	(658,907)	(333,692)

Net increase (decrease) in contract owners’ equity from operations	(416,636)	14,471	(94,358)	220,922	(192,600)	(70,846)

Changes from principal transactions:
Purchase payments	243,407	296,549	90,052	5,708	15,839	6,018
Transfers between sub-accounts and the company	364,636	(536,236)	(443,145)	111,120	(78,983)	(80,317)
Withdrawals	(633,643)	(844,350)	(440,556)	(512,549)	(201,216)	(643,565)
Annual contract fee	(25,409)	(26,016)	(7,416)	(7,271)	(1,667)	(1,982)

Net increase (decrease) in contract owners’ equity from principal transactions	(51,009)	(1,110,053)	(801,065)	(402,992)	(266,027)	(719,846)

Total increase (decrease) in contract owners’ equity	(467,645)	(1,095,582)	(895,423)	(182,070)	(458,627)	(790,692)
Contract owners’ equity at beginning of period	6,623,251	7,718,833	4,134,079	4,316,149	2,953,853	3,744,545

Contract owners’ equity at end of period	$6,155,606	$6,623,251	$3,238,656	$4,134,079	$2,495,226	$2,953,853

	2015	2014	2015	2014	2015	2014
Units, beginning of period	208,228	243,350	155,270	167,019	81,845	102,435
Units issued	40,245	18,997	26,410	55,298	705	2,519
Units redeemed	(33,557)	(54,119)	(58,788)	(67,047)	(8,187)	(23,109)

Units, end of period	214,916	208,228	122,892	155,270	74,363	81,845

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$75,408	$—	$93,711	$190,687	$177,532	$347,180
Expenses:
Mortality and expense risk and administrative charges	(131,511)	(162,847)	(57,875)	(65,580)	(129,374)	(134,630)

Net investment income (loss)	(56,103)	(162,847)	35,836	125,107	48,158	212,550

Realized gains (losses) on investments:
Capital gain distributions received	1,099,867	221,952	—	—	—	—
Net realized gain (loss)	555,170	676,417	(57,023)	(79,573)	(102,503)	(164,350)

Realized gains (losses)	1,655,037	898,369	(57,023)	(79,573)	(102,503)	(164,350)

Unrealized appreciation (depreciation) during the period	(2,179,874)	(962,911)	18,201	113,299	13,105	223,892

Net increase (decrease) in contract owners’ equity from operations	(580,940)	(227,389)	(2,986)	158,833	(41,240)	272,092

Changes from principal transactions:
Purchase payments	133,359	13,726	2,183	133,288	324,684	13,065
Transfers between sub-accounts and the company	(983,915)	(636,890)	(49,606)	(125,804)	146,656	755,494
Withdrawals	(780,254)	(1,409,289)	(532,066)	(591,320)	(946,348)	(1,427,292)
Annual contract fee	(20,017)	(23,923)	(2,438)	(2,430)	(26,747)	(26,529)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,650,827)	(2,056,376)	(581,927)	(586,266)	(501,755)	(685,262)

Total increase (decrease) in contract owners’ equity	(2,231,767)	(2,283,765)	(584,913)	(427,433)	(542,995)	(413,170)
Contract owners’ equity at beginning of period	9,452,510	11,736,275	4,195,232	4,622,665	8,196,049	8,609,219

Contract owners’ equity at end of period	$7,220,743	$9,452,510	$3,610,319	$4,195,232	$7,653,054	$8,196,049

	2015	2014	2015	2014	2015	2014
Units, beginning of period	334,329	405,611	191,828	218,947	387,551	420,206
Units issued	9,033	34,411	5,069	9,861	43,978	62,919
Units redeemed	(76,028)	(105,693)	(31,648)	(36,980)	(67,898)	(95,574)

Units, end of period	267,.334	334,329	165,249	191,828	363,631	387,551

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2015	2014	2015	2014	2015 (f)	2014
Income:
Dividend distributions received	$145,740	$169,747	$29,445	$37,299	$1,011,990	$305,671
Expenses:
Mortality and expense risk and administrative charges	(82,454)	(57,618)	(10,366)	(11,265)	(42,494)	(149,292)

Net investment income (loss)	63,286	112,129	19,079	26,034	969,496	156,379

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	460,643	—
Net realized gain (loss)	(62,661)	(73,277)	(5,632)	(3,335)	(1,579,030)	21,916

Realized gains (losses)	(62,661)	(73,277)	(5,632)	(3,335)	(1,118,387)	21,916

Unrealized appreciation (depreciation) during the period	(82,110)	121,985	(18,849)	35,280	284,573	124,889

Net increase (decrease) in contract owners’ equity from operations	(81,485)	160,837	(5,402)	57,979	135,682	303,184

Changes from principal transactions:
Purchase payments	13,700	28,850	1,200	1,630	1,550	6,630
Transfers between sub-accounts and the company	1,990,329	3,689,716	(5,865)	13,523	(8,594,669)	(484,393)
Withdrawals	(2,360,718)	(1,772,579)	(93,240)	(67,102)	(419,748)	(1,198,442)
Annual contract fee	(34,160)	(35,004)	(8,429)	(8,966)	(3,100)	(6,080)

Net increase (decrease) in contract owners’ equity from principal transactions	(390,849)	1,910,983	(106,334)	(60,915)	(9,015,967)	(1,682,285)

Total increase (decrease) in contract owners’ equity	(472,334)	2,071,820	(111,736)	(2,936)	(8,880,285)	(1,379,101)
Contract owners’ equity at beginning of period	5,652,179	3,580,359	1,163,779	1,166,715	8,880,285	10,259,386

Contract owners’ equity at end of period	$5,179,845	$5,652,179	$1,052,043	$1,163,779	$ — $	8,880,285

	2015	2014	2015	2014	2015	2014
Units, beginning of period	453,565	300,378	91,966	96,841	377,717	450,018
Units issued	266,012	601,782	3,496	1,952	4,524	5,773
Units redeemed	(298,528)	(448,595)	(11,782)	(6,827)	(382,241)	(78,074)

Units, end of period	421,049	453,565	83,680	91,966	—	377,717

(f)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2015 (f)	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$2,008,416	$551,893	$6,860	$6,034	$61,326	$67,742
Expenses:
Mortality and expense risk and administrative charges	(83,622)	(302,678)	(7,682)	(8,030)	(90,440)	(109,284)

Net investment income (loss)	1,924,794	249,215	(822)	(1,996)	(29,114)	(41,542)

Realized gains (losses) on investments:
Capital gain distributions received	914,201	—	15,351	8,518	160,075	104,224
Net realized gain (loss)	(3,164,068)	(91,303)	37,682	44,464	680,227	728,503

Realized gains (losses)	(2,249,867)	(91,303)	53,033	52,982	840,302	832,727

Unrealized appreciation (depreciation) during the period	588,771	426,059	(66,343)	(2,198)	(951,827)	(180,681)

Net increase (decrease) in contract owners’ equity from operations	263,698	583,971	(14,132)	48,788	(140,639)	610,504

Changes from principal transactions:
Purchase payments	30,725	59,312	25,161	5,467	372,161	23,956
Transfers between sub-accounts and the company	(16,619,180)	(1,526,566)	33,749	(1,535)	(663,308)	(68,756)
Withdrawals	(735,276)	(4,570,298)	(54,501)	(92,070)	(842,429)	(1,604,963)
Annual contract fee	(11,605)	(44,228)	(530)	(510)	(22,543)	(27,045)

Net increase (decrease) in contract owners’ equity from principal transactions	(17,335,336)	(6,081,780)	3,879	(88,648)	(1,156,119)	(1,676,808)

Total increase (decrease) in contract owners’ equity	(17,071,638)	(5,497,809)	(10,253)	(39,860)	(1,296,758)	(1,066,304)
Contract owners’ equity at beginning of period	17,071,638	22,569,447	505,172	545,032	6,446,533	7,512,837

Contract owners’ equity at end of period	$—	$17,071,638	$494,919	$505,172	$5,149,775	$6,446,533

	2015	2014	2015	2014	2015	2014
Units, beginning of period	884,583	1,180,795	26,059	30,915	257,544	328,968
Units issued	31,246	110,582	4,873	579	26,445	34,738
Units redeemed	(915,829)	(406,794)	(4,844)	(5,435)	(73,379)	(106,162)

Units, end of period	—	884,583	26,088	26,059	210,610	257,544

(f)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series II		Ultra Short Term Bond Trust Series I
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$192,687	$152,035	$26,382	$11,613	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(145,164)	(154,147)	(15,886)	(13,673)	—	(106)

Net investment income (loss)	47,523	(2,112)	10,496	(2,060)	—	(106)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	406,506	375,902	99,195	41,405	—	119

Realized gains (losses)	406,506	375,902	99,195	41,405	—	119

Unrealized appreciation (depreciation) during the period	(540,570)	593,968	(70,055)	39,822	—	—

Net increase (decrease) in contract owners’ equity from operations	(86,541)	967,758	39,636	79,167	—	13

Changes from principal transactions:
Purchase payments	214,526	6,712	13,053	108,532	—	—
Transfers between sub-accounts and the company	(199,816)	(192,572)	(1,316)	(52,816)	—	142,410
Withdrawals	(1,063,273)	(1,160,823)	(192,376)	(99,762)	—	(142,423)
Annual contract fee	(6,300)	(6,102)	(3,514)	(3,194)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(1,054,863)	(1,352,785)	(184,153)	(47,240)	—	(13)

Total increase (decrease) in contract owners’ equity	(1,141,404)	(385,027)	(144,517)	31,927	—	—
Contract owners’ equity at beginning of period	10,747,154	11,132,181	911,528	879,601	—	—

Contract owners’ equity at end of period	$9,605,750	$10,747,154	$767,011	$911,528	$—	$—

	2015	2014	2015	2014	2015	2014
Units, beginning of period	601,404	681,585	52,138	54,910	—	—
Units issued	13,146	3,824	49,782	6,757	—	11,656
Units redeemed	(71,960)	(84,005)	(57,494)	(9,529)	—	(11,656)

Units, end of period	542,590	601,404	44,426	52,138	—	—

See accompanying notes.

66

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series II		Utilities Trust Series I		Utilities Trust Series II
	2015	2014	2015	2014	2015	2014
Income:
Dividend distributions received	$129,945	$157,517	$48,419	$56,690	$95,920	$129,781
Expenses:
Mortality and expense risk and administrative charges	(167,775)	(216,890)	(26,801)	(30,369)	(57,989)	(76,098)

Net investment income (loss)	(37,830)	(59,373)	21,618	26,321	37,931	53,683

Realized gains (losses) on investments:
Capital gain distributions received	—	—	150,800	73,113	324,030	172,081
Net realized gain (loss)	(155,709)	(144,292)	87,929	101,448	326,651	360,856

Realized gains (losses)	(155,709)	(144,292)	238,729	174,561	650,681	532,937

Unrealized appreciation (depreciation) during the period	10,387	(52,572)	(521,743)	(17,612)	(1,253,538)	(105,598)

Net increase (decrease) in contract owners’ equity from operations	(183,152)	(256,237)	(261,396)	183,270	(564,926)	481,022

Changes from principal transactions:
Purchase payments	1,073,408	1,143,606	12,105	17,580	10,588	18,845
Transfers between sub-accounts and the company	12,899,547	16,504,118	(106,781)	6,627	(701,296)	(157,671)
Withdrawals	(14,619,121)	(19,199,452)	(155,797)	(89,947)	(315,535)	(664,108)
Annual contract fee	(52,994)	(72,874)	(1,319)	(1,411)	(7,077)	(8,521)

Net increase (decrease) in contract owners’ equity from principal transactions	(699,160)	(1,624,602)	(251,792)	(67,151)	(1,013,320)	(811,455)

Total increase (decrease) in contract owners’ equity	(882,312)	(1,880,839)	(513,188)	116,119	(1,578,246)	(330,433)
Contract owners’ equity at beginning of period	11,971,850	13,852,689	1,827,864	1,711,745	4,351,305	4,681,738

Contract owners’ equity at end of period	$11,089,538	$11,971,850	$1,314,676	$1,827,864	$2,773,059	$4,351,305

	2015	2014	2015	2014	2015	2014
Units, beginning of period	978,688	1,167,126	61,086	63,371	96,512	115,014
Units issued	2,174,032	2,610,078	4,853	8,056	9,391	7,030
Units redeemed	(2,227,748)	(2,798,516)	(13,396)	(10,341)	(32,263)	(25,532)

Units, end of period	924,972	978,688	52,543	61,086	73,640	96,512

See accompanying notes.

67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2015	2014	2015	2014
Income:
Dividend distributions received	$23,737	$21,642	$10,659	$11,769
Expenses:
Mortality and expense risk and administrative charges	(66,902)	(71,295)	(55,972)	(70,104)

Net investment income (loss)	(43,165)	(49,653)	(45,313)	(58,335)

Realized gains (losses) on investments:
Capital gain distributions received	569,006	450,948	412,348	435,148
Net realized gain (loss)	122,464	269,026	554,344	336,104

Realized gains (losses)	691,470	719,974	966,692	771,252

Unrealized appreciation (depreciation) during the period	(1,096,285)	(301,002)	(1,238,865)	(374,246)

Net increase (decrease) in contract owners’ equity from operations	(447,980)	369,319	(317,486)	338,671

Changes from principal transactions:
Purchase payments	15,302	15,200	8,124	4,455
Transfers between sub-accounts and the company	(21,082)	(74,998)	(623,540)	318,138
Withdrawals	(343,555)	(618,099)	(384,777)	(511,481)
Annual contract fee	(1,738)	(1,802)	(8,105)	(8,586)

Net increase (decrease) in contract owners’ equity from principal transactions	(351,073)	(679,699)	(1,008,298)	(197,474)

Total increase (decrease) in contract owners’ equity	(799,053)	(310,380)	(1,325,784)	141,197
Contract owners’ equity at beginning of period	4,670,980	4,981,360	4,376,022	4,234,825

Contract owners’ equity at end of period	$3,871,927	$4,670,980	$3,050,238	$4,376,022

	2015	2014	2015	2014
Units, beginning of period	101,581	117,495	145,368	150,091
Units issued	1,001	1,688	16,052	40,814
Units redeemed	(9,035)	(17,602)	(49,305)	(45,537)

Units, end of period	93,547	101,581	112,115	145,368

See accompanying notes.

68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 119 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-Affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

“The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company.” MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

Sub-accounts closed in 2015 are as follows:

Sub-accounts Closed	Effective Date
Total Return Trust Series I	04/27/2015
Total Return Trust Series II	04/27/2015

69

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset -based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2015.

70

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2002 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2015, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

71

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2015. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$3,165,204,561	—	—	3,165,204,561

Total	$3,165,204,561	—	—	3,165,204,561

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2015.

72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2015 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$313,204	$969,230
500 Index Fund B Series II	1,408,929	2,620,871
500 Index Fund B Series NAV	254,131	1,510,443
Active Bond Trust Series I	199,936	392,936
Active Bond Trust Series II	2,992,963	4,993,102
All Cap Core Trust Series I	81,726	566,538
All Cap Core Trust Series II	28,342	147,304
American Asset Allocation Trust Series I	829,486	1,121,397
American Asset Allocation Trust Series II	10,006,679	15,229,906
American Global Growth Trust Series II	2,011,095	3,071,105
American Global Growth Trust Series III	889	1,116
American Growth Trust Series II	8,538,056	20,759,443
American Growth Trust Series III	30,512	60,648
American Growth-Income Trust Series I	990,174	1,295,132
American Growth-Income Trust Series II	14,616,371	17,185,211
American Growth-Income Trust Series III	112,608	96,015
American International Trust Series II	4,265,652	9,677,952
American International Trust Series III	26,423	48,590
American New World Trust Series II	1,214,273	1,190,903
American New World Trust Series III	1,783	741
Blue Chip Growth Trust Series I	4,388,750	3,750,305
Blue Chip Growth Trust Series II	6,628,091	4,629,104
Bond Trust Series I	58,109	131,903
Bond Trust Series II	13,624,978	20,724,287
Capital Appreciation Trust Series I	2,525,734	2,317,236
Capital Appreciation Trust Series II	3,259,573	2,140,866
Capital Appreciation Value Trust Series II	4,593,480	3,044,401
Core Bond Trust Series I	9,010,964	919,858
Core Bond Trust Series II	17,710,839	3,023,007
Core Strategy Trust Series I	11,287	5,230
Core Strategy Trust Series II	18,100,238	38,031,584
Core Strategy Trust Series NAV	34,283	99,875
DWS Equity 500 Index (a)	229,936	927,508
Equity-Income Trust Series I	2,985,939	3,346,090
Equity-Income Trust Series II	4,029,268	4,706,863
Financial Industries Trust Series I	308,020	145,850
Financial Industries Trust Series II	1,554,694	1,360,721
Franklin Templeton Founding Allocation Trust Series II	2,506,109	12,127,901
Fundamental All Cap Core Trust Series II	602,455	2,005,281
Fundamental Large Cap Value Trust Series I	454,677	3,457,507
Fundamental Large Cap Value Trust Series II	1,258,678	7,056,718
Global Bond Trust Series I	112,670	282,830
Global Bond Trust Series II	1,139,029	2,728,208
Global Trust Series I	219,047	1,057,419
Global Trust Series II	347,536	2,401,896
Health Sciences Trust Series I	1,105,580	841,361
Health Sciences Trust Series II	11,407,957	9,220,381
High Yield Trust Series I	268,814	471,242
High Yield Trust Series II	2,527,338	2,915,969

(a)	Sub-account that invests in non-affiliated Trust.

73

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Core Trust Series I	$151,929	$243,510
International Core Trust Series II	733,208	305,281
International Equity Index Trust B Series I	97,872	414,252
International Equity Index Trust B Series II	188,587	383,255
International Equity Index Trust B Series NAV	54,162	318,758
International Growth Stock Trust Series II	1,061,505	547,705
International Small Company Trust Series I	331,332	481,386
International Small Company Trust Series II	468,942	524,306
International Value Trust Series I	347,226	766,858
International Value Trust Series II	1,193,767	2,048,242
Investment Quality Bond Trust Series I	394,595	928,369
Investment Quality Bond Trust Series II	3,075,046	4,432,669
Lifestyle Aggressive MVP Series I	17,226	176,429
Lifestyle Aggressive MVP Series II	292,345	3,161,534
Lifestyle Aggressive Trust PS Series I	45,710	429,139
Lifestyle Aggressive Trust PS Series II	400,804	2,087,441
Lifestyle Balanced MVP Series I	1,022,265	911,047
Lifestyle Balanced MVP Series II	30,870,024	42,655,743
Lifestyle Balanced Trust PS Series I	663,299	1,979,092
Lifestyle Balanced Trust PS Series II	22,023,179	61,950,753
Lifestyle Conservative MVP Series I	328,562	474,582
Lifestyle Conservative MVP Series II	11,100,033	17,216,673
Lifestyle Conservative Trust PS Series I	140,565	254,352
Lifestyle Conservative Trust PS Series II	8,153,466	18,708,348
Lifestyle Growth MVP Series I	200,129	848,078
Lifestyle Growth MVP Series II	10,202,482	56,338,426
Lifestyle Growth Trust PS Series I	619,889	654,787
Lifestyle Growth Trust PS Series II	39,600,186	84,427,516
Lifestyle Moderate MVP Series I	600,835	510,676
Lifestyle Moderate MVP Series II	16,499,439	15,383,173
Lifestyle Moderate Trust PS Series I	190,966	572,531
Lifestyle Moderate Trust PS Series II	9,113,774	25,669,724
Mid Cap Index Trust Series I	479,455	463,139
Mid Cap Index Trust Series II	2,219,636	2,066,965
Mid Cap Stock Trust Series I	1,589,692	1,639,924
Mid Cap Stock Trust Series II	4,404,577	3,328,985
Mid Value Trust Series I	607,943	415,551
Mid Value Trust Series II	2,042,539	2,184,862
Money Market Trust B Series NAV	3,722	199,136
Money Market Trust Series I	171,444	924,468
Money Market Trust Series II	171,783	6,010,967
Mutual Shares Trust Series I	109,168	73,321
PIMCO All Asset (a)	171,376	487,915
Real Estate Securities Trust Series I	299,378	723,092
Real Estate Securities Trust Series II	1,977,986	2,853,426
Real Return Bond Trust Series II	373,649	955,732
Science & Technology Trust Series I	1,283,952	994,743
Science & Technology Trust Series II	2,668,762	1,231,841
Short Term Government Income Trust Series I	305,700	848,482
Short Term Government Income Trust Series II	8,539,032	7,414,264
Small Cap Growth Trust Series I	3,737	1,107
Small Cap Growth Trust Series II	1,501,649	934,029

(a)	Sub-account that invests in non-affiliated Trust.

74

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Index Trust Series I	$120,318	$249,955
Small Cap Index Trust Series II	803,843	1,523,512
Small Cap Opportunities Trust Series I	202,966	412,268
Small Cap Opportunities Trust Series II	1,040,633	958,943
Small Cap Value Trust Series II	1,167,856	1,514,550
Small Company Value Trust Series I	426,169	331,045
Small Company Value Trust Series II	1,391,143	1,998,206
Strategic Income Opportunities Trust Series I	204,048	750,138
Strategic Income Opportunities Trust Series II	1,116,985	1,570,582
Total Bond Market Trust B Series II	3,326,029	3,653,590
Total Bond Market Trust B Series NAV	72,710	159,965
Total Return Trust Series I (b)	1,562,375	9,148,204
Total Return Trust Series II (b)	3,445,848	17,942,188
Total Stock Market Index Trust Series I	118,308	99,899
Total Stock Market Index Trust Series II	879,531	1,904,690
U.S. Equity Trust Series I	403,325	1,410,665
U.S. Equity Trust Series II	829,267	1,002,925
Ultra Short Term Bond Trust Series II	24,496,255	25,233,246
Utilities Trust Series I	336,962	416,337
Utilities Trust Series II	839,588	1,490,947
Value Trust Series I	630,309	455,540
Value Trust Series II	870,066	1,511,328

(b)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

75

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2015	155	$18.32 to $ 18.12	$2,825	1.75 % to 1.40%	1.57%	-0.30 % to -0.65%
	2014	192	18.38 to 18.24	3,513	1.75 to 1.40	1.71	11.75 to 11.36
	2013	167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74
	2012	166	12.63 to 12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Fund B Series II	2015	488	18.21 to 17.95	8,920	1.85 to 1.40	1.40	-0.54 to -0.99
	2014	561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013	573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Fund B Series NAV	2015	348	18.71 to 17.30	6,208	1.75 to 0.80	1.63	0.35 to -0.60
	2014	423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013	531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20
	2011	555	10.75 to 10.53	5,928	1.85 to 1.40	1.75	0.45 to 0.00

Active Bond Trust Series I	2015	106	18.80 to 18.11	1,992	1.75 to 1.40	4.94	-1.22 to -1.57
	2014	120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013	153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49
	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80
	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98

Active Bond Trust Series II	2015	1,346	18.40 to 17.53	24,232	1.85 to 1.40	4.62	-1.53 to -1.97
	2014	1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013	1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79
	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46
	2011	2,441	16.69 to 16.20	40,172	1.85 to 1.40	4.68	4.23 to 3.76

All Cap Core Trust Series I	2015	117	29.23 to 12.53	2,962	1.75 to 1.40	0.90	1.17 to 0.81
	2014	135	28.89 to 12.43	3,386	1.75 to 1.40	0.91	8.12 to 7.74
	2013	160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54
	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	-0.98 to -1.33

All Cap Core Trust Series II	2015	34	26.08 to 24.87	856	1.75 to 1.40	0.73	0.94 to 0.59
	2014	38	25.84 to 24.41	956	1.85 to 1.40	0.69	7.94 to 7.45
	2013	69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23
	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	-1.25 to -1.69

American Asset Allocation Trust Series I	2015	387	16.61 to 16.12	6,415	1.75 to 1.40	1.95	-0.35 to -0.70
	2014	441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013	485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16
	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74
	2011	591	11.60 to 11.41	6,835	1.75 to 1.40	1.38	-0.49 to -0.83

American Asset Allocation Trust Series II	2015	5,321	15.97 to 15.75	85,726	1.90 to 1.00	1.81	-0.09 to -0.99
	2014	6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013	6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012	7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02
	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	-0.30 to -1.04

American Global Growth Trust Series II	2015	763	17.23 to 16.88	13,282	1.85 to 1.00	1.40	5.44 to 4.54
	2014	891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013	1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00
	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	-10.44 to -11.11

American Global Growth Trust Series III	2015	0	19.82 to 19.51	7	1.00 to 0.80	1.94	6.17 to 5.95
	2014	0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2015	3,347	29.08 to 18.34	91,932	1.90 to 1.00	0.09	5.29 to 4.35
	2014	3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013	4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72
	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	-5.88 to -6.58

American Growth Trust Series III	2015	22	19.89 to 18.75	441	1.55 to 0.80	0.60	6.02 to 5.22
	2014	25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013	26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06
	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	-5.06 to -5.76

American Growth-Income Trust Series I	2015	239	27.50 to 26.31	6,493	1.75 to 1.40	1.27	-0.29 to -0.64
	2014	277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34
	2013	323	25.37 to 24.44	8,110	1.75 to 1.40	0.95	31.16 to 30.71
	2012	376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11
	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	-3.45 to -3.79

76

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
			Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year		(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
American Growth-Income Trust Series II	2015		3,497	$25.56 to $ 18.14	$86,647	1.90 % to 1.00%	1.14%	-0.04 % to -0.94%
	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012		6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23
	2011		6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	-3.36 to -4.08

American Growth-Income Trust Series III	2015		38	19.93 to 18.78	744	1.55 to 0.80	1.72	0.66 to -0.10
	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012		51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69
	2011		12	11.68 to 11.35	146	1.55 to 0.80	2.58	-2.53 to -3.26

American International Trust Series II	2015		2,045	25.95 to 13.78	47,113	1.90 to 1.00	0.95	-5.92 to -6.77
	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012		2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99
	2011		3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	-15.36 to -15.99

American International Trust Series III	2015		28	13.47 to 12.70	371	1.55 to 0.80	1.50	-5.30 to -6.01
	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012		30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12
	2011		31	10.44 to 10.14	319	1.55 to 0.80	2.19	-14.73 to -15.37

American New World Trust Series II	2015		340	12.57 to 12.17	4,389	1.85 to 1.00	1.40	-4.69 to -5.49
	2014		375	13.25 to 12.77	5,098	1.90 to 1.00	0.66	-9.28 to -10.09
	2013		326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012		404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71
	2011		437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	-15.38 to -16.02

American New World Trust Series III	2015		1	13.11 to 12.91	13	1.00 to 0.80	1.94	-4.02 to -4.21
	2014		1	13.66 to 12.97	14	1.55 to 0.80	1.14	-8.68 to -9.37
	2013		1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012		1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89
	2011		2	11.60 to 11.26	22	1.55 to 0.80	3.00	-14.71 to -15.34

Blue Chip Growth Trust Series I	2015		496	46.28 to 20.68	20,528	1.75 to 1.40	0.00	9.52 to 9.13
	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012		725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25
	2011		914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to -0.32

Blue Chip Growth Trust Series II	2015		593	27.96 to 20.82	16,882	1.90 to 1.00	0.00	9.73 to 8.74
	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012		903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85
	2011		1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to -0.66

Bond PS Series II	2014		0	13.33 to 12.96	0	2.00 to 0.80	8.68	3.87 to 2.81
	2013		0	12.84 to 12.61	0	2.00 to 0.80	0.00	-2.50 to -3.67
	2012		1	13.17 to 13.09	7	2.00 to 0.80	1.11	4.82 to 3.56
	2011		9	12.64 to 12.56	119	2.00 to 0.80	2.55	1.11 to 0.50

Bond Trust Series I	2015		66	13.52 to 13.10	884	1.55 to 0.80	2.87	-0.55 to -1.30
	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88
	2012		71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69
	2011		66	12.58 to 12.56	827	1.55 to 0.80	14.57	0.64 to 0.51

Bond Trust Series II	2015		5,035	12.54 to 12.27	64,720	2.00 to 1.00	2.59	-0.95 to -1.94
	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48
	2012		6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to -0.35
	2011		6,556	12.57 to 12.55	82,344	1.90 to 1.15	13.49	0.55 to 0.42

Capital Appreciation Trust Series I	2015		601	18.01 to 17.07	10,717	1.75 to 1.40	0.00	9.91 to 9.52
	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012		901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96
	2011		1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	-1.31 to -1.66

Capital Appreciation Trust Series II	2015		334	26.23 to 20.53	8,894	1.85 to 1.00	0.00	10.06 to 9.13
	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83
	2012		488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45
	2011		558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	-1.31 to -2.05

Capital Appreciation Value Trust Series II	2015		1,191	19.75 to 17.60	23,420	1.90 to 1.00	0.89	4.05 to 3.12
	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012		1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05
	2011		1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94

Core Bond Trust Series I	2015	(f)	461	17.13 to 16.50	7,791	1.75 to 1.40	2.35	-2.65 to -2.88

(f)	Sub-account available in prior year but no activity.

77

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Core Bond Trust Series II	2015	953	$16.30 to $ 12.19	$15,376	1.85 % to 1.00%	1.98%	-1.72 % to - 2.50%
	2014	74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013	57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14
	2012	73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31
	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06

Core Strategy Trust Series I	2015	14	14.27 to 13.98	195	1.55 to 0.80	2.24	-0.90 to -1.64
	2014	14	14.40 to 14.22	200	1.55 to 0.80	1.75	5.26 to 4.48
	2013	29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

Core Strategy Trust Series II	2015	12,367	17.10 to 15.39	216,505	1.90 to 1.00	1.94	-1.37 to -2.25
	2014	13,885	18.44 to 14.47	248,865	2.10 to 0.35	2.19	5.54 to 3.71
	2013	15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012	3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99
	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	-1.13 to -2.07

Core Strategy Trust Series NAV	2015	29	21.34 to 15.48	573	1.60 to 1.20	2.16	-1.25 to -1.64
	2014	34	21.61 to 15.74	674	1.60 to 1.20	2.47	4.88 to 4.46
	2013	35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012	43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67
	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	-1.01 to -1.01

DWS Equity 500 Index(e)	2015	98	32.50 to 31.03	3,105	1.75 to 1.40	1.37	-0.64 to -0.99
	2014	124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013	156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012	199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13
	2011	205	19.93 to 19.12	4,013	1.85 to 1.40	1.29	0.02 to -0.43

Equity -Income Trust Series I	2015	543	46.22 to 24.97	22,588	1.75 to 1.40	1.87	-8.04 to -8.37
	2014	607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013	670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012	747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32
	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	-2.19 to -2.53

Equity -Income Trust Series II	2015	966	20.52 to 15.96	20,286	1.90 to 1.00	1.66	-7.84 to -8.67
	2014	1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013	1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012	1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57
	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	-2.14 to -2.87

Financial Industries Trust Series I	2015	27	18.75 to 17.81	495	1.75 to 1.40	0.98	-4.00 to -4.33
	2014	28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013	32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012	33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99
	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	-10.77 to -11.08

Financial Industries Trust Series II	2015	153	18.86 to 17.00	2,941	1.85 to 1.00	0.72	-3.85 to -4.66
	2014	190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013	229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012	261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01
	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	-10.69 to -11.36

Franklin Templeton Founding Allocation Trust Series II	2015	4,795	14.82 to 13.12	66,439	1.90 to 1.00	2.38	-6.92 to -7.76
	2014	5,542	27.29 to 14.23	82,146	1.90 to 0.35	2.76	2.45 to 0.87
	2013	6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012	7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83
	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	-2.05 to -3.55

Fundamental All Cap Core Trust Series II	2015	182	30.99 to 29.65	5,517	1.75 to 1.40	0.00	2.39 to 2.03
	2014	233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013	303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06
	2012	360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04
	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	-3.64 to -4.07

Fundamental Large Cap Value Trust Series I	2015	993	22.45 to 13.77	23,196	1.75 to 1.00	0.98	-2.09 to -2.83
	2014	1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013	73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2015	1,306	22.10 to 12.26	28,001	1.85 to 1.00	0.77	-2.28 to -3.11
	2014	1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013	346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012	147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94
	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to -0.23

Fundamental Value Trust Series I	2014	0	20.58 to 18.15	0	1.75 to 0.80	1.83	6.27 to 5.41
	2013	1,346	19.52 to 17.07	27,472	1.75 to 0.80	1.28	31.20 to 25.34
	2012	1,495	14.88 to 12.89	23,189	1.75 to 0.80	0.90	12.47 to 11.40
	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	-4.55 to -5.45

Fundamental Value Trust Series II	2014	0	21.78 to 17.81	0	1.90 to 1.00	1.58	5.90 to 5.10
	2013	1,489	20.72 to 16.81	31,085	1.90 to 1.00	1.04	30.70 to 24.98
	2012	1,922	15.86 to 12.75	30,725	1.90 to 1.00	0.72	11.04 to 2.00
	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	-5.08 to -5.79

(e)	Sub-account that invests in non-affiliated Trust.

78

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Bond Trust Series I	2015	48	$35.03 to $ 21.73	$1,545	1.75 % to 1.40%	2.52%	-4.84 % to - 5.17%
	2014	54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013	63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06
	2012	77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16
	2011	96	23.33 to 15.47	3,148	1.75 to 0.80	5.88	8.22 to 7.19

Global Bond Trust Series II	2015	481	19.76 to 11.13	8,916	1.90 to 1.00	2.56	-4.69 to -5.54
	2014	567	20.92 to 11.68	11,158	1.90 to 1.00	0.73	1.11 to 0.21
	2013	668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44
	2012	710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to -1.06
	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81

Global Trust Series I	2015	210	16.34 to 15.57	6,857	1.75 to 0.80	1.86	-7.17 to -8.05
	2014	235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013	238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012	274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62
	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	-6.75 to -7.63

Global Trust Series II	2015	348	18.12 to 11.46	6,297	1.90 to 1.00	1.63	-7.54 to -8.37
	2014	452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013	245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012	262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27
	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	-7.52 to -7.94

Health Sciences Trust Series I	2015	68	63.36 to 60.19	4,228	1.75 to 1.40	0.00	11.13 to 10.74
	2014	75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013	81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012	80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65
	2011	84	22.63 to 21.80	1,861	1.75 to 1.40	0.00	9.03 to 8.65

Health Sciences Trust Series II	2015	254	63.71 to 27.21	15,881	1.90 to 1.00	0.00	11.38 to 10.38
	2014	257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013	278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97
	2012	313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52
	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32

High Yield Trust Series I	2015	98	18.58 to 11.56	1,843	1.75 to 0.80	7.19	-9.05 to -9.91
	2014	112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013	115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012	109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92
.	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	-0.50 to -0.85

High Yield Trust Series II	2015	331	21.34 to 12.12	6,500	1.85 to 1.00	6.75	-9.46 to -10.22
	2014	368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013	429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012	314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09
	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	-0.48 to -1.22

International Core Trust Series I	2015	78	12.19 to 11.76	1,218	1.75 to 1.00	2.85	-6.39 to -7.09
	2014	86	13.20 to 12.66	1,425	1.75 to 0.80	3.59	-7.44 to -8.32
	2013	84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012	102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04
	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	-10.29 to -11.14

International Core Trust Series II	2015	100	16.49 to 13.73	1,676	1.85 to 1.00	2.82	-6.56 to -7.35
	2014	78	17.68 to 14.69	1,415	1.90 to 1.00	3.45	-7.84 to -8.67
	2013	70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012	84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23
	2011	113	14.04 to 10.03	1,609	1.90 to 1.15	2.19	-10.83 to -11.50

International Equity Index Trust B Series I	2015	58	13.03 to 12.89	751	1.75 to 1.40	2.12	-7.22 to -7.55
	2014	79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013	73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012	81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2015	202	12.80 to 12.77	2,606	1.85 to 1.00	2.14	-7.05 to -7.84
	2014	217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013	253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012	323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2015	109	10.57 to 10.17	1,127	1.85 to 1.40	2.28	-7.11 to -7.53
	2014	132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013	211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012	225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59
	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	-15.18 to -15.57

International Growth Stock Trust Series II	2015	210	14.30 to 14.21	3,013	1.85 to 1.00	1.66	-3.50 to -4.32
	2014	178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013	174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012	188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2015	95	17.31 to 16.95	1,637	1.75 to 1.40	1.80	5.06 to 4.70
	2014	104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51

79

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
			Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year		(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
International Small Company Trust Series I	2013		129	$18.40 to $ 17.69	$2,318	1.75 % to 0.80%	1.89%	24.15 % to 20.61%
	2012		132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11
	2011		157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	-16.89 to -17.68

International Small Company Trust Series II	2015		203	16.64 to 15.67	3,425	1.85 to 1.00	1.63	5.33 to 4.44
	2014		206	15.89 to 14.88	3,327	1.90 to 1.00	1.17	-8.02 to -8.84
	2013		237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012		304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71
	2011		353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	-17.38 to -17.99

International Value Trust Series I	2015		227	17.48 to 16.59	3,921	1.75 to 1.40	1.79	-9.10 to -9.41
	2014		249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013		281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012		312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30
	2011		360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	-13.55 to -14.36

International Value Trust Series II	2015		362	18.40 to 12.74	6,772	1.85 to 1.00	1.46	-8.86 to -9.64
	2014		402	20.24 to 13.98	8,324	1.90 to 1.00	2.38	-13.52 to -14.30
	2013		516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52
	2012		622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77
	2011		708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	-13.98 to -14.63

Investment Quality Bond Trust Series I	2015		125	21.24 to 16.43	3,435	1.75 to 0.80	1.80	-1.61 to -2.54
	2014		153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013		171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62
	2012		190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71
	2011		222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20

Investment Quality Bond Trust Series II	2015		903	18.32 to 12.33	16,298	1.85 to 1.00	1.59	-2.00 to -2.83
	2014		1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013		1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88
	2012		1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to -0.39
	2011		1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83

Lifestyle Aggressive MVP Series I	2015		23	21.75 to 16.39	478	1.75 to 1.40	1.72	-7.16 to -7.48
	2014		30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013		117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012		130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58
	2011		151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	-7.80 to -8.12

Lifestyle Aggressive MVP Series II	2015		279	20.18 to 14.91	5,851	1.85 to 1.00	1.54	-6.99 to -7.78
	2014		412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013		1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012		1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18
	2011		1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	-7.78 to -8.47

Lifestyle Aggressive Trust PS Series I	2015		101	12.91 to 12.82	1,294	1.75 to 1.40	1.66	-2.92 to -3.26
	2014	(f)	129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Trust PS Series II	2015		1,018	12.96 to 12.73	13,054	1.85 to 1.00	1.54	-2.73 to -3.56
	2014	(f)	1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced MVP Series I	2015		422	19.10 to 16.19	9,273	1.75 to 0.80	2.37	-3.03 to -3.95
	2014		451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013		1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012		1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92
	2011		1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	-0.18 to -1.12

Lifestyle Balanced MVP Series II	2015		14,249	20.29 to 15.81	259,652	1.90 to 0.35	2.12	-2.73 to -4.23
	2014		15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013		43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012		48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37
	2011		52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to -1.66

Lifestyle Balanced Trust PS Series I	2015		1,068	13.19 to 12.93	13,907	1.75 to 0.80	2.31	-0.75 to -1.69
	2014	(f)	1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Trust PS Series II	2015		29,232	14.74 to 13.25	398,946	2.00 to 0.35	2.10	-0.57 to -2.20
	2014		32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013		505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012		396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34
	2011		282	12.43 to 12.15	3,438	2.00 to 0.80	4.33	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2015		91	20.55 to 16.40	2,282	1.75 to 0.80	2.43	-0.75 to -1.69
	2014		101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013		334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012		413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62
	2011		470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42

Lifestyle Conservative MVP Series II	2015		3,577	18.76 to 13.17	63,464	1.90 to 1.00	2.23	-1.15 to -2.03
	2014		4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013		10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012		12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00
	2011		12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89

(f)	Sub-account available in prior year but no activity.

80

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
			Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year		(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Lifestyle Conservative Trust PS Series I	2015		280	$13.04 to $ 12.79	$3,592	1.75 % to 0.80%	2.64%	-0.63 % to - 1.57%
	2014	(f)	294	13.13 to 12.99	3,834	1.75 to 0.80	3.34	4.70 to 3.71

Lifestyle Conservative Trust PS Series II	2015		6,357	13.58 to 13.11	84,200	2.00 to 0.35	2.33	-0.38 to -2.01
	2014		7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013		306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20
	2012		294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39
	2011		179	12.52 to 12.50	2,242	2.00 to 0.80	6.01	0.13 to -0.03

Lifestyle Growth MVP Series I	2015		212	17.45 to 15.85	4,447	1.75 to 0.80	2.00	-5.29 to -6.19
	2014		248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013		791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012		952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88
	2011		1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	-2.38 to -3.31

Lifestyle Growth MVP Series II	2015		15,417	15.37 to 14.43	279,176	2.00 to 0.35	1.88	-5.15 to -6.70
	2014		17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013		52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012		57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21
	2011		59,614	13.78 to 11.87	893,280	2.10 to 0.35	2.46	-2.15 to -3.84

Lifestyle Growth Trust PS Series I	2015		730	13.27 to 13.02	9,557	1.75 to 0.80	2.21	-0.91 to -1.85
	2014	(f)	751	13.40 to 13.26	9,990	1.75 to 0.80	2.89	5.32 to 4.32

Lifestyle Growth Trust PS Series II	2015		38,175	15.53 to 13.35	526,704	2.00 to 0.35	1.93	-0.60 to -2.23
	2014		41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013		836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012		723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21
	2011		600	12.39 to 11.92	7,184	2.00 to 0.80	3.93	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2015		183	20.12 to 16.84	4,261	1.75 to 0.80	2.46	-1.70 to -2.63
	2014		198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013		412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012		522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74
	2011		571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56

Lifestyle Moderate MVP Series II	2015		5,793	24.23 to 19.88	105,231	1.90 to 0.45	2.23	-1.57 to -2.98
	2014		6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013		15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012		18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19
	2011		19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02

Lifestyle Moderate Trust PS Series I	2015		270	13.15 to 12.89	3,505	1.75 to 0.80	2.35	-0.70 to -1.64
	2014	(f)	307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Trust PS Series II	2015		10,422	14.47 to 13.22	141,009	2.00 to 0.35	2.16	-0.45 to -2.08
	2014		11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013		496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012		411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37
	2011		180	12.48 to 12.31	2,225	2.00 to 0.80	4.70	-0.20 to -1.48

Mid Cap Index Trust Series I	2015		39	32.92 to 31.12	1,275	1.75 to 1.40	0.97	-3.95 to -4.28
	2014		42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013		43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012		46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43
	2011		61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	-3.03 to -3.94

Mid Cap Index Trust Series II	2015		325	28.09 to 17.41	9,057	1.85 to 1.00	0.80	-3.77 to -4.58
	2014		345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013		443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012		502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92
	2011		555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	-3.58 to -4.30

Mid Cap Stock Trust Series I	2015		258	27.06 to 20.10	6,958	1.75 to 0.80	0.00	2.18 to 1.21
	2014		309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013		361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012		413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08
	2011		490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	-9.92 to -10.77

Mid Cap Stock Trust Series II	2015		389	32.08 to 18.80	12,434	1.90 to 1.00	0.00	1.73 to 0.81
	2014		429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013		552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012		626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48
	2011		737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	-10.43 to -11.10

Mid Value Trust Series I	2015		109	25.81 to 24.86	2,776	1.75 to 1.40	1.09	-4.78 to -5.11
	2014		121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013		137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42
	2012		156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45
	2011		184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	-5.68 to -6.57

Mid Value Trust Series II	2015		315	25.46 to 24.27	7,885	1.85 to 1.40	0.84	-4.98 to -5.41
	2014		375	26.80 to 25.66	9,893	1.85 to 1.40	0.52	8.86 to 8.37

(f)	Sub-account available in prior year but no activity.

81

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Value Trust Series II	2013	444	$24.62 to $ 23.67	$10,756	1.85 % to 1.40%	0.79%	29.31 % to 28.73%
	2012	538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09
	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	-6.35 to -6.77

Money Market Trust B Series NAV	2015	113	11.73 to 11.28	1,304	1.85 to 1.40	0.00	-1.39 to -1.83
	2014	128	11.90 to 11.50	1,500	1.85 to 1.40	0.00	-1.39 to -1.83
	2013	203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	-1.38 to -1.82
	2012	270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	-1.35 to -1.80
	2011	242	12.40 to 12.15	2,971	1.85 to 1.40	0.00	-1.30 to -1.75

Money Market Trust Series I	2015	195	11.90 to 11.75	2,922	1.75 to 1.00	0.00	-0.99 to -1.73
	2014	238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013	317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73
	2012	516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	-0.79 to -1.74
	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	-0.72 to -1.66

Money Market Trust Series II	2015	1,565	12.12 to 11.11	18,239	1.90 to 1.00	0.00	-0.99 to -1.88
	2014	2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013	2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88
	2012	3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	-0.34 to -1.88
	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	-0.28 to -1.81

Mutual Shares Trust Series I	2015	44	16.69 to 15.73	720	1.55 to 0.80	2.07	-5.44 to -6.15
	2014	46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013	49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012	53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26
	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	-1.73 to -2.46

Natural Resources Trust Series II	2014	0	29.94 to 11.88	0	1.90 to 1.00	1.28	-8.77 to -9.47
	2013	280	33.07 to 13.03	7,667	1.90 to 1.00	0.35	1.88 to 0.97
	2012	358	32.76 to 12.79	9,937	1.90 to 1.00	0.56	2.29 to -1.67
	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	-21.29 to -21.87

PIMCO All Asset(e)	2015	120	17.22 to 16.34	2,013	1.85 to 1.40	2.89	-10.58 to -10.98
	2014	138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013	178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93
	2012	197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53
	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to -0.20

Real Estate Securities Trust Series I	2015	44	50.27 to 46.78	2,187	1.75 to 1.40	1.78	1.25 to 0.89
	2014	53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013	62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84
	2012	68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21
	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57

Real Estate Securities Trust Series II	2015	212	38.31 to 16.72	7,870	1.85 to 1.00	1.67	1.45 to 0.59
	2014	244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013	306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33
	2012	341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69
	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19

Real Return Bond Trust Series II	2015	195	17.16 to 16.21	3,278	1.85 to 1.40	5.89	-4.45 to -4.88
	2014	238	17.96 to 17.05	4,189	1.85 to 1.40	2.80	3.08 to 2.62
	2013	305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	-10.68 to -11.09
	2012	423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58
	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82

Science & Technology Trust Series I	2015	284	27.27 to 9.29	6,478	1.75 to 1.40	0.00	5.21 to 4.84
	2014	325	25.92 to 8.86	6,845	1.75 to 1.40	0.00	11.32 to 10.94
	2013	363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04
	2012	418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52
	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	-9.03 to -9.34

Science & Technology Trust Series II	2015	228	27.78 to 21.25	6,379	1.90 to 1.00	0.00	5.43 to 4.49
	2014	210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013	230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012	296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86
	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	-9.02 to -9.70

Short Term Government Income Trust Series I	2015	245	12.34 to 12.10	3,010	1.75 to 1.40	1.67	-0.76 to -1.10
	2014	289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013	359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58
	2012	626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	-0.21 to -0.56
	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99

Short Term Government Income Trust Series II	2015	476	12.13 to 11.89	5,729	1.85 to 1.00	1.69	-0.64 to -1.48
	2014	384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013	511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92
	2012	583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	-0.22 to -0.90
	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64

Small Cap Growth Trust Series I	2015	1	19.74 to 19.43	18	1.00 to 0.80	0.00	-9.58 to -9.76
	2014	1	21.83 to 20.73	21	1.55 to 0.80	0.00	6.71 to 5.92
	2013	1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84

(e)	Sub-account that invests in non-affiliated Trust.

82

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
			Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year		(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Small Cap Growth Trust Series I	2012		1	$14.31 to $ 13.80	$15	1.55 % to 0.80%	0.00	15.53 % to 14.67%
	2011		2	12.39 to 12.03	21	1.55 to 0.80	0.00	-7.56 to -8.25

Small Cap Growth Trust Series II	2015		120	25.12 to 17.60	2,910	1.90 to 1.00	0.00	-9.96 to -10.77
	2014		121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013		147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012		144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34
	2011		158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	-8.07 to -8.76

Small Cap Index Trust Series I	2015		14	24.92 to 24.35	346	1.75 to 1.40	0.87	-5.90 to -6.23
	2014		20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013		19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012		19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08
	2011		28	16.41 to 16.26	450	1.75 to 1.40	1.01	-5.83 to -6.15

Small Cap Index Trust Series II	2015		218	25.66 to 24.13	5,515	1.85 to 1.40	0.76	-6.12 to -6.54
	2014		261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013		373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012		411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69
	2011		436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	-5.97 to -6.39

Small Cap Opportunities Trust Series I	2015		88	31.23 to 29.87	2,727	1.75 to 1.40	0.07	-6.48 to -6.81
	2014		97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013		115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012		50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81
	2011		55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	-4.51 to -4.84

Small Cap Opportunities Trust Series II	2015		215	28.87 to 16.91	6,156	1.85 to 1.00	0.00	-6.28 to -7.08
	2014		208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21
	2013		243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91
	2012		266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04
	2011		289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	-4.43 to -5.14

Small Cap Value Trust Series II	2015		123	26.48 to 17.52	3,239	1.85 to 1.00	0.24	-2.55 to -3.37
	2014		155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013		167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012		163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13
	2011		201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	-0.31 to -1.05

Small Company Value Trust Series I	2015		74	34.06 to 33.42	2,495	1.75 to 1.40	1.31	-6.91 to -7.24
	2014		82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013		102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012		118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27
	2011		152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	-2.30 to -2.64

Small Company Value Trust Series II	2015		267	25.88 to 15.52	7,221	1.85 to 1.00	0.91	-6.73 to -7.52
	2014		334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013		406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58
	2012		482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47
	2011		560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	-2.33 to -3.05

Strategic Income Opportunities Trust Series I	2015		165	21.91 to 21.03	3,610	1.75 to 1.40	2.35	-0.19 to -0.54
	2014		192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013		219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012		257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89
	2011		309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26

Strategic Income Opportunities Trust Series II	2015		364	20.57 to 13.43	7,653	1.85 to 1.00	2.17	0.01 to -0.84
	2014		388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013		420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012		480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91
	2011		580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to -0.03

Total Bond Market Trust B Series II	2015		421	12.42 to 12.11	5,180	1.90 to 1.00	2.49	-0.94 to -1.83
	2014		454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013		300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79
	2012		560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	-0.47 to -0.62

Total Bond Market Trust B Series NAV	2015		84	12.64 to 12.34	1,052	1.55 to 0.80	2.73	-0.50 to -1.24
	2014		92	12.70 to 12.49	1,164	1.55 to 0.80	3.17	5.21 to 4.43
	2013		97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94
	2012		89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	-0.24 to -0.36

Total Return Trust Series I	2015	(g)	0	24.49 to 22.97	0	1.75 to 1.40	37.77	1.60 to 1.49
	2014		378	22.64 to 16.59	8,880	1.75 to 0.80	3.18	3.90 to 2.92
	2013		450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	-2.96 to -3.73
	2012		568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59
	2011		711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11

Total Return Trust Series II	2015	(g)	0	19.47 to 12.68	0	1.85 to 1.00	38.27	1.71 to 1.44
	2014		885	19.07 to 12.47	17,072	1.90 to 1.00	2.84	3.42 to 2.49
	2013		1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	-3.25 to -4.07
	2012		1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to -0.34
	2011		1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76

(g)	Terminated as an investment option and funds transferred to Core Bond Trust on April 27, 2015.

83

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Total Stock Market Index Trust Series I	2015	26	$19.10 to $ 18.64	$495	1.75 % to 1.40%	1.33%	-2.02 % to - 2.36%
	2014	26	19.50 to 19.09	505	1.75 to 1.40	1.14	9.92 to 9.54
	2013	31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012	36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49
	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	-1.12 to -1.46

Total Stock Market Index Trust Series II	2015	211	25.22 to 23.71	5,150	1.85 to 1.40	1.07	-2.21 to -2.65
	2014	258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013	329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012	414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10
	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	-1.23 to -1.67

U.S. Equity Trust Series I	2015	543	17.46 to 17.24	9,606	1.75 to 1.40	1.90	-0.87 to -1.22
	2014	601	17.62 to 17.45	10,747	1.75 to 1.40	1.41	9.49 to 9.10
	2013	682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012	762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

U.S. Equity Trust Series II	2015	44	17.34 to 17.12	767	1.75 to 1.40	2.55	-1.07 to -1.41
	2014	52	17.52 to 17.31	912	1.85 to 1.40	1.27	9.22 to 8.73
	2013	55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012	81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Ultra Short Term Bond Trust Series I	2015	0	12.05 to 11.92	0	1.00 to 0.80	0.00	-0.83 to -1.03
	2014	0	12.15 to 11.76	0	1.55 to 0.80	0.00	-0.82 to -1.56
	2013	0	12.25 to 11.95	0	1.55 to 0.80	0.75	-0.86 to -1.60
	2012	0	12.36 to 12.14	0	1.55 to 0.80	0.60	-0.27 to -1.02
	2011	2	12.39 to 12.27	20	1.55 to 0.80	2.58	-0.67 to -1.41

Ultra Short Term Bond Trust Series II	2015	925	12.04 to 11.35	11,090	2.00 to 1.00	1.18	-1.14 to -2.13
	2014	979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013	1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34
	2012	589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to -1.73
	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	-0.43 to -2.15

Utilities Trust Series I	2015	53	25.90 to 24.61	1,315	1.75 to 1.40	2.92	-15.95 to -16.24
	2014	61	30.82 to 29.38	1,828	1.75 to 1.40	3.00	11.02 to 10.64
	2013	63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012	75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67
	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80

Utilities Trust Series II	2015	74	39.36 to 37.02	2,773	1.85 to 1.40	2.68	-16.20 to -16.58
	2014	97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013	115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012	138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27
	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63

Value Trust Series I	2015	94	36.87 to 20.55	3,872	1.75 to 0.80	0.53	-9.62 to -10.47
	2014	102	41.19 to 22.73	4,671	1.75 to 0.80	0.45	8.95 to 7.92
	2013	117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012	134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38
	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to -0.77

Value Trust Series II	2015	112	28.10 to 16.55	3,050	1.85 to 1.00	0.30	-10.03 to -10.79
	2014	145	31.30 to 18.39	4,376	1.90 to 1.00	0.27	8.52 to 7.55
	2013	150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012	159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35
	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	-0.32 to -1.06

84

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

85

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2015

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

86

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A
October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York
November 1, 1997	NAWL Holding Co., Inc.	Manulife—Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

*  *  *  *  *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

	(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account—Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

		(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account—Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

(c)

Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E—Incorporated by reference to Exhibit (b)(1)(c) to

Form N-4, file number 33-46217, filed February 25, 1998.

	(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.

	(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	Specimen Single Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Previously filed as Exhibit (b)(4)(a) to the initial registration statement to Form N-4 filed August 12, 1998.

	(b)	Specimen Endorsements to Contract: (i) ERISA Tax Sheltered Annuity Endorsement; (ii) Tax-sheltered Annuity Endorsement; (iii) Qualified Plan Endorsement Section 401 Plans, (iv) Simple Individual Retirement Annuity Endorsement; (v) Unisex Benefits and Payments Endorsement; (vi) Individual Retirement Annuity Endorsement—Previously filed as Exhibit (b)(4)(b) to the initial registration statement to Form N-4 filed August 12, 1998.

(c)

Specimen Flexible Purchase Payment Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(4)(c) to post-effective amendment no. 16 to Form N-4, file no. 333-61283, filed February 12, 2007.

(i) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(b)(vi) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

(ii) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(b)(vii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

(iii) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(b)(viii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

(iv) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(b)(ix) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

(v) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(b)(x) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

	(d)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xi) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

	(e)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xii) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

(5)	(a)	Specimen Application for Single Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(a) to post effective amendment no 2 to Form N-4, file number 333-61283, filed February 28, 2000.

	(b)	Specimen Application for Flexible Purchase Payment Deferred Combination Fixed and Variable Annuity Contract—Incorporated by reference to Exhibit (b)(5)(b) to post-effective amendment no. 16 to Form N-4, file no. 333-61283, filed February 12, 2007.

	(c)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture Vision (APPVIS0507-NY), incorporated by reference to Exhibit 24.(b)(5)(c) to Post-Effective Amendment No. 21 to this Registration Statement, File No. 333-61283, filed on June 13, 2008.

	(d)		Form of Flexible Payment Deferred Variable Annuity Application for Venture Vision (APPVIS0507-NY) (0908: 60224), incorporated by reference to Exhibit 24(b)(5)(d) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333- 61283, filed on August 29, 2008.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company—Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)	(ii)	Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company—Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)	(iii)	Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York—Incorporated by reference to Exhibit (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

	(a)	(iv)

Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005—Incorporated by reference to Exhibit (b)(6)(a)(iv) to

Form N-4, file number 33-79112, filed May 1, 2007.

	(a)	(v)

Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006—Incorporated by reference to Exhibit (b)(6)(a)(v) to

Form N-4, file number 33-79112, filed May 1, 2007.

	(a)	(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

		(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

		(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered.

	(a)		Automatic Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(i)	Variable Annuity Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective June 30, 2000, incorporated by reference to Exhibit 24(b)(7)(b)(i) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(ii)	Variable Annuity GMIB Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective December 1, 2002, incorporated by reference to Exhibit 24(b)(7)(b)(ii) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(i)		Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) effective January 1, 2001, incorporated by reference to Exhibit (24(b)(8)(a)) to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-61283, filed on April 30, 2002.

	(ii)		Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company—Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

	(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(D)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

		(E)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(F)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Previously filed as Exhibit (b)(9) to pre-effective amendment no. 1 to Form N-4, filed November 4, 1998.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21—Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

(14)	(a)	Powers of Attorney for John D. DesPrez, III, Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race, Jr., Rex Schlaybaugh, Jr., and John G. Vrysen—incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 25 to this Registration Statement, File No. 333-61283, filed on May 3, 2010.

	(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 26 to this Registration Statement, File No. 333-61283, filed August 2, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 28 to this Registration Statement, filed on May 2, 2011.

	(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(d) to Post Effective Amendment No. 30 to this Registration Statement, File No. 333-61283, filed on April 30, 2012.

	(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 32 to this Registration Statement, File No. 333-61283, filed on April 26, 2013.

	(f)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(f) to Post-Effective Amendment No. 33 to this Registration Statement, File No. 333-61283, filed on April 28, 2014.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 30, 2016

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President and General Counsel
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Andrew Arnott*	Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Peter Gordon*	Executive Vice President
Timothy Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew††	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
Rick A. Carlson*	Vice President
Robert Carroll*	Vice President
Brian Collins†	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 30, 2016

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
R. Blake Witherington***	Vice President

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2015 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2015

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
99.11%
80%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Guide Financial, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of April 4, 2016, there were 114 qualified and 277 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch*, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31.	Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32.	Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4.

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 29th day of April, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By: /s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 29th day of April, 2016.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

* /s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm